UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES Investment Company Act File number: 811-23429
HOMESTEAD FUNDS TRUST (Exact name of registrant as specified in charter) 4301 Wilson Boulevard Arlington, VA 22203 (Address of principal executive office – Zip code)
Danielle Sieverling Homestead Funds Trust 4301 Wilson Boulevard Arlington, VA 22203 (Name and address of agent for service)
Copies to: Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, NY 10036-8704 (Name and addresses of agent for service)
Registrant’s telephone number, including area code: (703) 907-5993 Date of fiscal year end: December 31 Date of reporting period: December 31, 2021

Item 1. Reports to Stockholders.

(a)The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

(b) Not applicable.

Annual Report

December 31, 2021

Our Funds

Daily Income Fund (HDIXX)	Stock Index Fund (HSTIX)
Short-Term Government Securities Fund (HOSGX)	Value Fund (HOVLX)
Short-Term Bond Fund (HOSBX)	Growth Fund (HNASX)
Intermediate Bond Fund (HOIBX)	International Equity Fund (HISIX)
Rural America Growth & Income Fund (HRRLX)	Small-Company Stock Fund (HSCSX)

The investment commentaries on the following pages were prepared for each fund by its portfolio manager(s). The views expressed are those of the portfolio manager(s) on January 18, 2022, for each fund as of December 31, 2021. Since that date, those views might have changed. The opinions stated might contain forward-looking statements and discuss the impact of domestic and foreign markets, industry and economic trends, and governmental regulations on the funds and their holdings. Such statements are subject to uncertainty, and the impact on the funds might be materially different from what is described here.

Past performance does not guarantee future results.

Investors are advised to consider fund objectives, risks, charges and expenses before investing. The prospectus contains this and other information and should be read carefully before you invest. To obtain a prospectus, call 800.258.3030 or download a PDF at homesteadfunds.com.

President's Letter

2021 Annual Report

January 18, 2022

Dear Shareholders:

During calendar year 2021, most broad stock indexes delivered strong performance with double-digit returns, while many broad bond benchmarks were down for the year.

U.S. companies reported robust profits over the course of the year. In the fourth quarter, companies in the S&P 500 Index reported growth of 12.9% for revenue (on a per-share basis) and growth of 21.7% for earnings, compared with the fourth quarter of 2020. For context, the five-year average is 6.5% for revenue growth and 13.7% for earnings growth. Year-over-year comparisons for 2021 appear especially high because 2020 revenues and profits were depressed by lockdowns and restricted consumer activity.

Inflation continues to be a key topic of interest for investors and policymakers. Monthly readings for the consumer price index have been coming in higher than 5% year over year since May of 2021. The December reading of 7.0% was the highest year-over-year price change since 1982.

We encourage you to read the following portfolio manager letters for more details on how your fund performed in 2021 and the managers' outlook for 2022, looking ahead to an anticipated shift in monetary policy and continued uncertainty regarding the COVID-19 pandemic.

Let me also call your attention to several changes we made in 2021 to enhance the way shareholders experience Homestead Funds. The first and most apparent is our new brand and logo, intended to communicate more authentically who we are and who we serve. Also in December of last year, we launched a newly designed website that we believe delivers on a number of service enhancements. If you're opening a new account, you now have a range of digital options to help with fund selection. We've also included a personalized rate of return. The website now provides your individual account returns for the most recent quarter; year to date; and one, three, five and 10 years. We invite you to visit homesteadfunds.com to read more.

In closing, I note that we are approaching the one-year anniversary of the Rural America Growth & Income Fund, which began operations on May 1, 2021. The fund's approach is true to our roots as investment managers for rural electric cooperatives and their employees and very much aligned with the mission of our parent organization, NRECA. The portfolio management team's report to shareholders is included here.

Sincerely,

Mark D. Santero

Mark Santero

CEO, President and Director

CEO, President and Director Homestead Funds

Daily Income Fund

Performance Evaluation | Prepared by the Fund's Subadvisor, Invesco Advisers, Inc.

Performance

The fund earned a return of 0.01% for the 12-month period ended December 31, 2021. The seven-day current annualized yield was 0.01% as of December 31, 2021, unchanged from December 31, 2020.

Market Conditions and Strategy

During the 12-month period ending December 31, 2021, the Federal Open Market Committee (FOMC) kept short-term interest unchanged at the 0.00%-0.25% range. As the economic recovery was underway with fiscal stimulus packages and vaccination mandates taking place in the first part of the year, the Federal Reserve shifted from the transitory inflationary theme and created a hawkish tone on the current monetary policy, which set the stage for a rising rate environment for early 2022.

The FOMC announced it would start to pare back its bond buying program in its November FOMC meeting, which signaled an end to its Quantitative Easing (QE) efforts of expanding the Fed's balance sheet. Shortly after, in the December FOMC meeting, the committee decided it would accelerate the timeline of concluding its bond buying program and start Quantitative Tightening (QT), reducing the Fed's balance sheet, much sooner than expected. Accelerating the end of QE moved the completion date to the first quarter of 2022, and the combination moved expectations for the first interest rate hike to the first or second quarter of 2022. Fed Chair Jerome Powell continued to state that the economic outlook is uncertain, and the committee remains with the data-dependent policy. The sudden pivot from the Fed's language was caused by rising inflation that continued to climb well above the Fed's target of 2%. Wage inflation, a strong labor market, bottlenecks in the supply chain and overall higher costs drove personal consumption expenditures well above 4% and the consumer price index up 7% year over year in December.

There has been an abundance of cash on balance sheets, and the June increase in administered rates of interest on excess reserves (IOER) and the Fed's reverse repo program (RRP) to 0.15% and 0.05%, respectively, has kept the effective federal funds rate from falling below the target range set by the FOMC. The Fed's policy framework has helped alleviate the significant downward pressure on front-end rates due to the supply-demand imbalance that has resulted from the high demand for short Treasuries coupled with dwindling Treasury bill supply during the second half of the year. Due to this imbalance, the usage of the Fed RRP continued to set new participation record highs throughout the year, hitting a new high of $1.9 trillion on December 31, 2021. Short-term U.S. Treasury bill yields with maturities through mid-April 2022 were below the RRP's 0.05% offered rate. Overnight tri-party Treasury repo rates traded on average at 0.05% post the FOMC's adjustment to the administered rates (IOER and RRP), maintaining a tight spread to the Fed's lower bound on the back of heightened demand from money market funds.

Outlook

Invesco Advisers, Inc. became the subadvisor to the Daily Income Fund on May 1, 2021. Our investment strategy and security selection are built upon macroeconomic factors, effects of supply and demand dynamics relating to the Treasury markets, and break-even analysis based on expected interest rates on the yield curve. The investment strategy has encompassed a barbell strategy for a moderate weighted average maturity portfolio positioning, seeking to find relative value opportunities in a rising rate trading environment. The portfolio has maintained a weighted average life position that reflects opportunistic floating rate note holdings that we believe offer diversification and attractive discount margins. We believe that the fund is currently well positioned in this current Fed monetary policy environment and encapsulates a model that remains competitive and flexible to take advantage of a rising interest rate environment.

We expect the Treasury to rebuild its U.S. Treasury General Account (TGA) balances to more normal levels after it reached post-pandemic lows in the fourth quarter of 2021. We believe the depleted Treasury bill supply should rise in the first quarter of 2022 following the recent extension of the debt ceiling, which we believe will help support Treasury bill yields on the front end.

The spread between Treasuries and government agency discount notes has remained very tight, and we believe the money market curve will steepen in unison due to the change in the Fed's outlook. With the potential for three to four Fed rate hikes in 2022 along with the start of QT, in our view there is likely to be continued upward pressure on money market and short-term yields. The timing and extent of the Fed's actions will likely depend on inflation expectations and any potential impact, or lack thereof, of COVID-19 on economic growth and employment.

2Performance Evaluation

Daily Income Fund

Average Annual Total Returns (periods ended 12/31/21)

	1 YR %	5 YR %	10 YR %
Daily Income Fund	0.01	0.58	0.29

Yield

Annualized 7-day current yield quoted 12/31/21	0.01%

Security Diversification

% of Total Investments

	as of 12/31/20	as of 12/31/21
U.S. government and agency obligations	82.1	100.0
Short-term and other assets*	17.9	0.0**
Total	100.0%	100.0%

Maturity

	as of 12/31/20	as of 12/31/21
Average weighted maturity	52 days	42 days

The returns quoted in the above table represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns, please call 800.258.3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. You could lose money by investing in the Daily Income Fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Daily Income Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The fund's sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

The Daily Income Fund's average annual total returns are net of any fee waivers and reimbursements. The fund's advisor waived a portion of its management fee and/or reimbursed fund expenses during the periods shown. Had the advisor not done so, the fund's total returns would have been lower. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

*Represents investment in an unaffiliated U.S. government money market fund. **Less than 0.1%

Performance Evaluation	3

Short-Term Government Securities Fund

Performance Evaluation | Prepared by the Fund's Investment Advisor, RE Advisers Corporation

Performance

The fund returned -1.18% for the year ended December 31, 2021, underperforming its benchmark index, the ICE BofA 1-5 Year U.S. Treasury Index, which returned -1.10%.

The main detractor to the fund's relative performance was its overall overweight allocation to agency issuers backed by the full faith and credit of the U.S. government. The overall upward increase in U.S. Treasury yields put downward pressure on agency issuers' prices, while the coupon did not provide sufficient cushion to offset the relative underperformance; however, the fund's relative underperformance was nearly offset by the fund's underweight allocation to U.S. Treasuries.

The portfolio management team shortened the fund's duration throughout the year in an effort to mitigate the risk of rising interest rates due to inflationary pressures as the Federal Reserve began to discuss increasing borrowing rates gradually and shrinking its balance sheet.

Market Conditions

Expectations for a faster reopening of the economy amid the increase in COVID-19 vaccination rates in the U.S. and additional fiscal stimulus prompted interest rates five years and out to rise in the first quarter of 2021 and the yield curve to steepen. For example, the 10-year U.S. Treasury yield rose from 0.92% at the end of 2020 to a post-pandemic high of 1.74% at the end of the first quarter. The rise in yields pressured bond prices, generating negative returns during the quarter for the fund. The absolute negative returns were somewhat offset by investment-grade spreads for corporate issuers performing well during the quarter.

During the second quarter, bond prices rebounded, generating positive returns. The move was largely a reflection of future growth expectations despite higher-than-expected inflation prints during the quarter mostly driven by supply chain disruptions. The Fed committed to being highly accommodative and described the higher-than-expected inflation as transitory. The economy continued to recover and reopen fueled by vaccinations and a decrease in the actual number of COVID-19 cases, hospitalizations and deaths.

The second half of the year was characterized by the continued volatility in the U.S. Treasury market. The world continued to grapple with different waves and variants of the virus. Additionally, inflation as measured by the consumer price index remained elevated, rising from 1.4% at the end of 2020 to end 2021 at 7%. The unemployment rate declined from 6.7% to 3.9% during the same period. In early December, during a congressional hearing, Fed Chair Jerome Powell stated that it was probably a good time to retire the word "transitory" from the inflation discussion. During the last Federal Open Market Committee meeting, the Fed put the wheels in motion to normalize monetary policy and raise borrowing rates in the upcoming year.

Investment Advisor: RE Advisers Corporation

Mauricio Agudelo, CFA

Head of Fixed-Income Investments

BS, Finance, The University of Maryland,

Robert H. Smith School of Business

Ivan Naranjo, CFA, FRM

Fixed-Income Portfolio Manager

BS, Finance, The University of Maryland,

Robert H. Smith School of Business

Outlook

Looking ahead into the new year, we remain cautiously optimistic about the economic recovery. We are cognizant of the possibility of further COVID-19 variants. Yet, with mass vaccination efforts as well as a higher understanding of the virus aligned with testing capability and therapeutics approved by the Food and Drug Administration, we believe the situation should be manageable. In our view, we expect monetary policy normalization via balance sheet reduction and interest rate hikes. Although we believe this normalization is healthy for the overall economy, we expect it to bring higher volatility to markets as different dynamics get balanced with tighter monetary conditions. We believe inflation should continue to be in focus throughout 2022, as it no longer should be considered transitory. Lastly, we will be monitoring closely the midterm election cycle, as that could provide us with further information on future fiscal policy.

We expect volatility to be elevated in the U.S. Treasury market for maturities less than five years and expect overall higher yields as market participants continuously reassess the Fed's forward guidance for monetary policy. In our view, longer-dated maturities will remain subject to volatility via inflation expectations, the outlook for long-term growth and the Fed's shrinking of the balance sheet. Overall, we continue to expect the curve to flatten. Regarding portfolio duration going forward, we expect to maintain our current underweight relative to the benchmark. Finally, we expect the agency sector to continue to perform well and see coupon carry as a significant contributor to returns and secondarily additional credit spread compression, therefore supporting our current overweight positioning.

4Performance Evaluation

Short-Term Government Securities Fund

Average Annual Total Returns (periods ended 12/31/21)

	1 YR %	5 YR %	10 YR %
Short-Term Government Securities Fund	-1.18	1.66	1.11
ICE BofA 1-5 Year U.S. Treasury Index	-1.10	1.88	1.34

Security Diversification

% of Total Investments

	as of 12/31/20	as of 12/31/21
Corporate bonds—government guaranteed	52.7	50.2
U.S. government and agency obligations	37.0	39.7
Asset-backed securities	2.4	3.6
Corporate bonds—other	2.4	3.0
Municipal bonds	2.1	0.9
Mortgage-backed securities	0.0	0.9
Short-term and other assets	3.4	1.7
Total	100.0%	100.0%

Maturity

	as of 12/31/20	as of 12/31/21
Average weighted maturity	2.83	2.45
Performance Comparison

$12,000

Short-Term Government Securities Fund	ICE BofA 1-5 Year U.S. Treasury Index

11,000

10,000

9,000
2011	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021

Comparison of the change in value of a $10,000 investment in the fund and the ICE BofA 1-5 Year U.S. Treasury Index made on December 31, 2011.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns, please call 800.258.3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.The Short-Term Government Securities Fund's average annual total returns are net of any fee waivers and reimbursements.The fund's advisor waived a portion of its management fee during the periods shown. Had the advisor not done so, the fund's total returns would have been lower.The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. It is not possible to invest directly in an unmanaged index. Index performance does not reflect transaction costs, fees, or expenses.

Performance Evaluation	5

Short-Term Bond Fund

Performance Evaluation | Prepared by the Fund's Investment Advisor, RE Advisers Corporation

Performance

The fund returned -1.11% for the year ended December 31, 2021, underperforming its benchmark index, the ICE BofA 1-5 Year Corp./Gov. Index, which returned -0.87%.

The main detractor to the fund's relative performance was its overall underweight allocation to BBB-rated issuers in a period of stable performance for investment-grade corporate debt. In addition, the overall upward increase in

U.S. Treasury yields put downward pressure on bond prices, therefore generating negative returns during the year. On a positive note, the fund's relative underperformance was nearly offset by the fund's overweight allocation to financials, industrials and asset-backed securities.

The portfolio management team shortened the fund's duration throughout the year in an effort to mitigate the risk of rising interest rates due to inflationary pressures as the Federal Reserve began to discuss increasing borrowing rates gradually and shrinking its balance sheet.

Market Conditions

Expectations for a faster reopening of the economy amid the increase in COVID-19 vaccination rates in the U.S. and additional fiscal stimulus prompted interest rates five years and out to rise in the first quarter of 2021 and the yield curve to steepen. For example, the 10-year U.S. Treasury yield rose from 0.92% at the end of 2020 to a post-pandemic high of 1.74% at the end of the first quarter. The rise in yields pressured bond prices, generating negative returns during the quarter for the fund. The absolute negative returns were somewhat offset by investment-grade spreads for corporate issuers performing well during the quarter.

During the second quarter, bond prices rebounded, generating positive returns. The move was largely a reflection of future growth expectations despite higher-than-expected inflation prints during the quarter mostly driven by supply chain disruptions. The Fed committed to being highly accommodative and described the higher-than-expected inflation as transitory. The economy continued to recover and reopen fueled by vaccinations and a decrease in the actual number of COVID-19 cases, hospitalizations and deaths.

The second half of the year was characterized by the continued volatility in the U.S. Treasury market. The world continued to grapple with different waves and variants of the virus. Additionally, inflation as measured by the consumer price index remained elevated, rising from 1.4% at the end of 2020 to end 2021 at 7%. The unemployment rate declined from 6.7% to 3.9% during the same period. In early December, during a congressional hearing, Fed Chair Jerome Powell stated that it was probably a good time to retire the word "transitory" from the inflation discussion. During the last Federal Open Market Committee meeting, the Fed put the wheels in motion to normalize monetary policy and raise borrowing rates in the upcoming year.

Investment Advisor: RE Advisers Corporation

Mauricio Agudelo, CFA

Head of Fixed-Income Investments

BS, Finance, The University of Maryland,

Robert H. Smith School of Business

Ivan Naranjo, CFA, FRM

Fixed-Income Portfolio Manager

BS, Finance, The University of Maryland,

Robert H. Smith School of Business

monetary policy normalization via balance sheet reduction and interest rate hikes. Although we believe this normalization is healthy for the overall economy, we expect it to bring higher volatility to markets as different dynamics get balanced with tighter monetary conditions. We believe inflation should continue to be in focus throughout 2022, as it no longer should be considered transitory. Lastly, we will be monitoring closely the midterm election cycle, as that could provide us with further information on future fiscal policy.

We expect volatility to be elevated in the U.S. Treasury market for maturities less than five years and expect overall higher yields as market participants continuously reassess the Fed's forward guidance for monetary policy. In our view, longer-dated maturities will remain subject to volatility via inflation expectations, the outlook for long-term growth and the Fed's shrinking of the balance sheet. Overall, we continue to expect the curve to flatten. Regarding portfolio duration going forward, we expect to maintain our current underweight relative to the benchmark. Finally, we expect investment-grade corporates to continue to perform well as the recovery continues and see coupon carry as a significant contributor to returns and secondarily additional credit spread compression, therefore supporting our current overweight positioning.

Outlook

Looking ahead into the new year, we remain cautiously optimistic about the economic recovery. We are cognizant of the possibility of further COVID-19 variants. Yet, with mass vaccination efforts as well as a higher understanding of the virus aligned with testing capability and therapeutics approved by the Food and Drug Administration, we believe the situation should be manageable. In our view, we expect

6Performance Evaluation

Short-Term Bond Fund

Average Annual Total Returns (periods ended 12/31/21)

	1 YR %	5 YR %	10 YR %
Short-Term Bond Fund	-1.11	2.29	2.13
ICE BofA 1-5 Year Corp./Gov. Index	-0.87	2.28	1.84

Security Diversification

% of Total Investments

	as of 12/31/20	as of 12/31/21
Corporate bonds—other	34.2	35.4
U.S. government and agency obligations	36.8	30.9
Yankee bonds	10.0	14.2
Asset-backed securities	10.6	12.8
Corporate bonds—government guaranteed	3.0	2.6
Municipal bonds	3.4	1.7
Mortgage-backed securities	0.0	0.6
Short-term and other assets	2.0	1.8
Total	100.0%	100.0%

Maturity

	as of 12/31/20	as of 12/31/21
Average weighted maturity	2.90	2.68

Performance Comparison

$14,000
	Short-Term Bond Fund		ICE BofA 1-5 Year Corp./Gov. Index
13,000
12,000
11,000
10,000
9,000
2011	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021

Comparison of the change in value of a $10,000 investment in the fund and the ICE BofA 1-5 Year Corp./Gov. Index made on December 31, 2011.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns, please call 800.258.3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.The Short-Term Bond Fund's average annual total returns are net of any fee waivers and reimbursements.The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. It is not possible to invest directly in an unmanaged index. Index performance does not reflect transaction costs, fees, or expenses.

Performance Evaluation	7

Intermediate Bond Fund

Performance Evaluation | Prepared by the Fund's Investment Advisor, RE Advisers Corporation

Performance

The fund returned -1.12% for the year ended December 31, 2021, outperforming its benchmark index, the Bloomberg U.S. Aggregate Index, which returned -1.54%.

The main contributor to the fund's relative performance was its overall overweight allocation to the industrials and financials sectors versus its underweight to U.S. Treasuries and mortgage-backed securities; however the overall upward increase in U.S. Treasury yields put downward pressure on bond prices, therefore generating negative returns during the year.

The portfolio management team shortened the fund's duration relative to its benchmark throughout the period to help mitigate the impact and risk of higher interest rates as the economy reopened and yields rose.

Investment Advisor: RE Advisers Corporation

Mauricio Agudelo, CFA

Head of Fixed-Income Investments

BS, Finance, The University of Maryland,

Robert H. Smith School of Business

Ivan Naranjo, CFA, FRM

Fixed-Income Portfolio Manager

BS, Finance, The University of Maryland,

Robert H. Smith School of Business

Market Conditions

Expectations for a faster reopening of the economy amid the increase in COVID-19 vaccination rates in the U.S. and additional fiscal stimulus prompted interest rates five years and out to rise in the first quarter of 2021 and the yield curve to steepen. For example, the 10-year U.S. Treasury yield rose from 0.92% at the end of 2020 to a post-pandemic high of 1.74% at the end of the first quarter. The rise in yields pressured bond prices, generating negative returns during the quarter for the fund. The absolute negative returns were somewhat offset by investment-grade spreads for corporate issuers performing well during the quarter.

During the second quarter, bond prices rebounded, generating positive returns. The move was largely a reflection of future growth expectations despite higher-than-expected inflation prints during the quarter mostly driven by supply chain disruptions. The Fed committed to being highly accommodative and described the higher-than-expected inflation as transitory. The economy continued to recover and reopen fueled by vaccinations and a decrease in the actual number of COVID-19 cases, hospitalizations and deaths.

The second half of the year was characterized by the continued volatility in the U.S. Treasury market. The world continued to grapple with different waves and variants of the virus. Additionally, inflation as measured by the consumer price index remained elevated, rising from 1.4% at the end of 2020 to end 2021 at 7%. The unemployment rate declined from 6.7% to 3.9% during the same period. In early December, during a congressional hearing, Fed Chair Jerome Powell stated that it was probably a good time to retire the word "transitory" from the inflation discussion. During the last Federal Open Market Committee meeting, the Fed put the wheels in motion to normalize monetary policy and raise borrowing rates in the upcoming year.

approved by the Food and Drug Administration, we believe the situation should be manageable. In our view, we expect monetary policy normalization via balance sheet reduction and interest rate hikes. Although we believe this normalization is healthy for the overall economy, we expect it to bring higher volatility to markets as different dynamics get balanced with tighter monetary conditions. We believe inflation should continue to be in focus throughout 2022, as it no longer should be considered transitory. Lastly, we will be monitoring closely the midterm election cycle, as that could provide us with further information on future fiscal policy.

We expect volatility to be elevated in the U.S. Treasury market for maturities less than five years, and expect overall higher yields as market participants continuously reassess the Fed's forward guidance for monetary policy. In our view, longer-dated maturities will remain subject to volatility via inflation expectations, the outlook for long-term growth and the Fed's shrinking of the balance sheet. Overall, we continue to expect the curve to flatten. Regarding portfolio duration going forward, we expect to maintain our current underweight relative to the benchmark. Finally, we expect investment-grade corporates to continue to perform well as the recovery continues and see coupon carry as a significant contributor to returns and secondarily additional credit spread compression, therefore supporting our current overweight positioning.

Outlook

Looking ahead into the new year, we remain cautiously optimistic about the economic recovery. We are cognizant of the possibility of further COVID-19 variants. Yet, with mass vaccination efforts as well as a higher understanding of the virus aligned with testing capability and therapeutics

8Performance Evaluation

Intermediate Bond Fund

Average Annual Total Returns (periods ended 12/31/21)

		Since Inception
	1 YR %	%
Intermediate Bond Fund	-1.12	4.51
Bloomberg U.S. Aggregate Index	-1.54	4.25

Security Diversification

% of Total Investments

	as of 12/31/20	as of 12/31/21
Corporate bonds—other	39.1	35.5
U.S. government and agency obligations	13.9	14.9
Mortgage-backed securities	17.4	14.9
Asset-backed securities	11.3	12.7
Yankee bonds	9.1	12.1
Municipal bonds	4.0	3.6
Corporate bonds—government guaranteed	0.4	0.5
Short-term and other assets	4.8	5.8
Total	100.0%	100.0%

Maturity

	as of 12/31/20	as of 12/31/21
Average weighted maturity	7.47	7.90
Performance Comparison

$12,000

Intermediate Bond Fund	Bloomberg U.S. Aggregate Index

11,000

10,000

9,000
5/1/2019	2019	2020	2021

Comparison of the change in value of a $10,000 investment in the fund and the Bloomberg U.S. Aggregate Index made on May 1, 2019.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns, please call 800.258.3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.The Intermediate Bond Fund's average annual total returns are net of any fee waivers and reimbursements.The fund's advisor waived all of its management fee and reimbursed a portion of the fund's expenses from inception to December 31, 2019, and waived a portion of the management fee from January 1, 2020, to December 31, 2021. Had the advisor not done so, the fund's total returns would have been lower.The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. It is not possible to invest directly in an unmanaged index. Index performance does not reflect transaction costs, fees, or expenses.

Performance Evaluation	9

Rural America Growth & Income Fund

Performance Evaluation | Prepared by the Fund's Investment Advisor, RE Advisers Corporation

Introduction

We are pleased to report the first calendar-year results for the Rural America Growth & Income Fund, which was launched on May 1, 2021. As a reminder, this is an actively managed balanced strategy that seeks to invest in a diversified portfolio of equity and fixed-income securities that are important to the economic development of rural America.

Investment Advisor: RE Advisers Corporation

Mark Iong, CFA

Equity Portfolio Manager

BS, Operations Research and Information

Engineering, Cornell

Performance

From inception to the period ended December 31, 2021, the fund returned 4.58%, underperforming its benchmark index, a blend of the Russell 3000 Index (60%) and the Bloomberg Intermediate U.S. Government/Credit Bond Index (40%), which returned 7.35% for the same period. Over the same period, the equity component of the Blended Index (Russell 3000 Index) returned 12.37% and the fixed-income component of the Blended Index (Bloomberg Intermediate U.S. Government/Credit Bond Index) returned -0.07%. By asset class, equity delivered double-digit return while fixed income posted a slight decline.

Portfolio Review

The fund's underperformance relative to the benchmark is due to the equity portion of the fund where most of the detraction can be attributed to the information technology sector. We were adversely impacted by stock selection in this sector, partly as a result of our lack of exposure to mega-capitalization companies that outperformed significantly during the period, and also weak relative performance in a couple of the fund's existing holdings, such as Block. As a leading payments platform for micro-merchants, including many of those in rural areas, Block (formerly Square) has been under pressure due to concerns about the impact of the Omicron variant on overall point-of-sale transactions and the company's pending acquisition in the buy-now-pay-later (BNPL) space. We believe these issues will dissipate, and we remain positive on Block's long-term prospects.

On a more positive note, the fund's relative performance benefitted from positive allocation in the communication services sector and strong stock selection in the materials and consumer discretionary sectors. The fund's relative performance was also helped by robust double-digit returns in several individual equity holdings, including Tyler Technologies, a leading vertical software provider to local governments and public sector clients, and Paycom Software, a cloud-based payroll processing and human capital management solutions provider focused on small to midsize companies in the United States.

We continue to look for stock opportunities to enhance the fund's exposure to key rural economic themes that we believe will deliver strong returns for investors in the coming years, such as agriculture, manufacturing and broadband. During the period, we initiated a position in Uniti Group, a real estate company with an extensive fiber network in smaller rural markets that is helping empower broadband expansion to the underserved population.

In the fund's fixed-income sleeve, the main contributors to relative performance were primarily our continued overweight allocation to the industrials sector and underweight in Treasuries. On the other hand, our allocation

RE Advisers' Head of Equity Investments, Jim Polk, Senior Equity Portfolio Manager, Prabha Carpenter, Head of Fixed-income Investments, Mauricio Agudelo and Fixed-Income Portfolio Manager, Ivan Naranjo, co-manage this fund with the individual named above. Their bios appear in adjacent fund manager letters.

to financial institutions, municipals and the utility sectors were the primary detractors from performance. We remain constructive in the holdings in those sectors.

Outlook

Looking ahead into the new year, we continue to be cautiously optimistic about the economic recovery. We are cognizant of the risk of additional COVID-19 variants. Yet, with mass vaccination/booster efforts as well as a higher understanding of the virus aligned with testing capability and therapeutics approved by the Food and Drug Administration, we believe this situation should be manageable. In our view, we expect monetary policy normalization via balance sheet reduction and interest rate hikes to balance the Federal Reserve's mandate of price stability and employment. Although we believe this normalization is healthy for the overall economy, we expect it to bring higher volatility to markets as different dynamics get balanced with tighter monetary conditions. We believe inflation will also remain a focus throughout 2022, as it should no longer be considered transitory. Lastly, we will be monitoring closely the midterm election cycle, as that could provide us with further information on future fiscal policy.

The portfolio management team continues to have a constructive view on the equity market and particularly companies with large exposure to rural America that are set to benefit from the continued reopening theme as well as the deployment of the Infrastructure Investment and Jobs Act of 2021, which should disproportionally benefit the rural economy, in our view. On the fixed-income side, we expect investment-grade corporates to continue to perform well as the recovery continues and see coupon carry as a significant contributor to returns and secondarily additional credit spread compression.

10Performance Evaluation

Rural America Growth & Income Fund

Aggregate Since Inception Return (for the period 05/01/21 to 12/31/21)

Since Inception
05/01/21
%
Rural America Growth & Income Fund	4.58
Blended Index*	7.35
Russell 3000 Index**	12.37
Bloomberg Intermediate U.S. Government / Credit Bond Index**	-0.07

Security Diversification

% of Total Investments
as of 12/31/21
Common stocks	59.7
Information technology	15.5
Health care	9.4
Financials	8.6
Industrials	7.7
Consumer discretionary	7.6
Real estate	5.6
Materials	2.1
Consumer staples	1.6
Communication services	1.6
Corporate bonds—other	23.9
U.S. government and agency obligations	4.9
Mortgage-backed securities	2.7
Asset-backed securities	2.6
Municipal bonds	2.4
Short-term and other assets	3.8
100.0%

Top 10 Holdings

% of Total Investments
as of 12/31/21
Zoetis Inc.	3.0
Federal Farm Credit Banks Funding Corp.	2.7
Crown Castle International Corp.	2.4
American Tower Corp.	2.3
Paycom Software, Inc.	2.2
ANSYS, Inc.	2.1
Tyler Technologies, Inc.	2.0
Fastenal Co.	2.0
Jack Henry & Associates, Inc.	2.0
Truist Financial Corp.	1.9
Total	22.6%

Maturity

			as of 12/31/21
Average weighted maturity			4.26
Performance Comparison
$12,000
	Rural America Growth & Income Fund	Blended Index*	Russell 3000 Index**

Bloomberg Intermediate U.S. Government / Credit Bond Index**

11,000

10,000

9,000
5/1/2021	2021

Comparison of the change in value of a $10,000 investment in the fund, the Blended Index* and the two component indexes of the Blended Index made on May 1, 2021.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns, please call 800.258.3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.The Rural America Growth & Income Fund's average annual total returns are net of any fee waivers and reimbursements.The fund's advisor waived all of its management fee and reimbursed a portion of the fund's expenses during the periods shown. Had the advisor not done so, the fund's total returns would have been lower.The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. It is not possible to invest directly in an unmanaged index. Index performance does not reflect transaction costs, fees, or expenses.

*The fund's Blended Index is a blend of the Russell 3000 Index (60%) and the Bloomberg Intermediate U.S. Government/Credit Bond Index (40%).

**The returns of the Russell 3000 Index and the Bloomberg Intermediate U.S. Government/Credit Bond Index are shown because these indexes are the two components of the Blended Index.

Performance Evaluation	11

Stock Index Fund

Performance Evaluation | Prepared by the Master Portfolio's Investment Advisor, BlackRock Fund Advisors

Performance

For the 12 months ended December 31, 2021, the U.S. large cap market metric and the fund's benchmark, the Standard

&Poor's (S&P) 500 Index, returned 28.71%. The Stock Index Fund trailed slightly with a return of 28.09% for the same period. The S&P 500® Index is a market capitalization-weighted index composed of 500 common stocks issued by large-capitalization companies in a wide range of industries. The stocks included in the index collectively represent a substantial portion of all common stocks publicly traded in the United States.

During the 12-month period, as changes were made to the composition of the S&P 500 Index, the Master Portfolio in which the fund invests purchased and sold securities to maintain its objective of replicating the risks and return of the index.

Market Conditions

In the first quarter of 2021, following the strong end to 2020, favorable conditions continued with signs of a sooner-than-expected economic activity restart. Monetary conditions remained supportive, as the Federal Reserve signaled a continuing environment of low interest rates. With both the Senate and Congress passing a new $1.9 trillion stimulus package, and the United States starting to lead in the vaccine rollout, optimism continued to rise for strong economic growth in the first quarter. Despite the heightened volatility at the beginning of the quarter related to retail trading activity, the positive news about the stimulus package and the potential infrastructure bill soothed the market and supported a positive return over the first quarter.

The U.S. equity market rallied in the second quarter of 2021 as the vaccination campaign continued to accelerate and as more signs started to emerge for a sooner-than-expected economic activity restart. The U.S. consumer price index increased by more than 4% (one year, as of April 2021), which raised questions on whether this surge was sparked by temporary factors at play; however, the inflation concerns and the Fed's cautious optimism about the recovery muted the market rally in May. In June, the U.S. equity market extended its rally, supported by the prospect of more fiscal stimulus, as President Biden reached a bipartisan $1 trillion agreement for infrastructure spending.

In the third quarter of 2021, U.S. equities continued climbing in August on the back of strong economic data and quarterly earnings reports. The positive return in markets came despite the increase in COVID-19 Delta variant cases in the United States. The Fed announcement in August was in line with expectations, as Fed Chair Jerome Powell suggested during his Jackson Hole speech that tapering may start before year-end.

The positive sentiment of July and August was offset in September amid concerns regarding potential contagion from the unfolding debt crisis at Chinese property developer Evergrande. Concerns that higher inflation and supply chain issues would last longer than expected also weighed down on the market. Lastly, the continuing disagreement in Washington, D.C., regarding the debt ceiling and the infrastructure bill dampened U.S. equity performance. Congress passed a bill, toward the end of the third quarter, extending government funding until December 3, 2021.

Following a strong earnings season in the fourth quarter of 2021 that boosted the positive sentiment early in the quarter, the emergence of the new COVID-19 Omicron variant and the concerns about higher inflation rates weighed down on U.S. market performance in November, however, preliminary data showed that the coronavirus vaccine was effective against the Omicron variant, and the Fed shared more clarity on next year's policy path, leading to strong positive returns to end the fourth quarter. The falling unemployment rate and the $550 billion bipartisan infrastructure bill signed by President Biden supported market performance over the fourth quarter.

The Fed's stance on monetary policy was at the forefront of market discussions over the fourth quarter of 2021. Fed Chair Jerome Powell conceded that inflation had been far stickier than initially anticipated. These inflation pressures have been exacerbated as consumer demand continued to increase with supply chain bottlenecks and labor shortages. The Fed brought forward the dates of tapering to spring 2022.

In the fourth quarter of 2021, from a Global Industry Classification Standard sector perspective, real estate (+17.54%), information technology (+16.69%) and materials (+15.20%) were among the best performers, while communication services (-0.01%), financials (+4.57%) and energy (+7.97%) were among the worst performers.

12Performance Evaluation

Stock Index Fund

Average Annual Total Returns (periods ended 12/31/21)

	1 YR %	5 YR %	10 YR %
Stock Index Fund	28.09	17.84	15.92
S&P 500 Stock Index	28.71	18.47	16.55

Sector Diversification

% of Total Investments
as of 12/31/21
Information technology	28.8
Health care	13.1
Consumer discretionary	12.4
Financials	11.8
Communication	10.0
Industrials	7.7
Consumer staples	5.8
Real estate	2.8
Energy	2.6
Materials	2.5
Utilities	2.5
Total	100.0%

Top 10 Equity Holdings

% of Total Investments
as of 12/31/21
Apple, Inc.	6.8
Microsoft Corp.	6.2
Alphabet, Inc.	4.1
Amazon.com, Inc.	3.6
Tesla Inc.	2.1
Meta Platforms, Inc.	2.0
NVIDIA Corp.	1.8
Berkshire Hathaway, Inc.	1.3
IShares S&P 500	1.3
UnitedHealth Group Inc.	1.2
Total	30.4%

Performance Comparison

$60,000

Stock Index Fund	S&P 500 Stock Index

50,000

40,000

30,000

20,000

10,000

0
2011	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021

Comparison of the change in value of a $10,000 investment in the fund and the S&P 500 Stock Index made on December 31, 2011.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns, please call 800.258.3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.The Stock Index Fund's average annual total returns are net of any fee waivers and reimbursements.The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. It is not possible to invest directly in an unmanaged index. Index performance does not reflect transaction costs, fees, or expenses.

Performance Evaluation	13

Value Fund

Performance Evaluation | Prepared by the Fund's Investment Advisor, RE Advisers Corporation

Performance

The fund delivered a positive return of 25.07%, just slightly behind its benchmark, the Russell 1000 Value Index, which returned 25.16%.

Portfolio Review

While sector allocation was a negative to relative performance, it was offset by good stock selection, particularly in technology and communication services.

Relative performance for the full year was driven by good stock selection in the technology and communication services sectors. Despite communication services being the worst-performing sector for the year, longtime holding Alphabet was a significant outperformer versus the benchmark driven by a recovery in overall advertising spending and continued growth in Google Search and YouTube. Another long-term holding, Microsoft, in the technology sector, was also a top contributor, as strength in enterprise cloud computing and Office 365 led to strength in gross margins, double-digit earnings per share growth and high returns on invested capital.

In the materials sector, Avery Dennison, a manufacturer of labels and adhesives, also aided relative performance. Given its market-leading position, we believe this company could continue to be a multiyear compounder.

Sector underweights in staples and utilities contributed to the fund's relative outperformance, as these more defensive sectors lagged the benchmark.

Our overweighting and poor stock selection in industrials was the largest detractor to relative performance. Honeywell, a diversified industrial, underperformed over concerns of its exposure to the aerospace sector's pace of recovery, cost inflation and supply chain shortages.

Leidos is the largest and one of the fastest-growing government service agencies in the U.S. The year 2021 was particularly tumultuous for government service companies, as they endured the usual slowdown that happens around regime change in Washington. Concerns about the defense budget, the Afghanistan withdrawal and competition for labor hurt the market's perception for the long-term prospects.

A lack of exposure to the energy sector was the fund's largest detractor from relative performance. The sector, which had been an underperformer, rebounded significantly in 2021 as the economy recovered. Discipline within the industry to limit the increase of supply helped boost energy prices.

Outlook

Our outlook going into 2022 has three major themes. First, the Federal Reserve (Fed) has signaled that it believes inflation to be less transitory than originally thought, prompting it to signal a faster tightening cycle than would

Investment Advisor: RE Advisers Corporation

Prabha Carpenter, CFA

Senior Equity Portfolio Manager

BA, Economics, University of Madras; MBA with distinction in Finance and BS in Business Economics, The American University

Jim Polk, CFA

Head of Equity Investments

BA, English, Colby College; MBA, The Olin

Graduate School of Business at Babson College

have been expected several quarters ago. This has had, and we believe could continue to have, the effect of compressing valuation multiples for stocks in general and high-growth/high-multiple stocks in particular. Second, news on the pandemic front continues to improve with the latest variant, Omicron, appearing to have peaked in certain geographies. Should this trajectory continue, we believe it would be viewed positively for the economy to continue to reopen. Third, supply chain issues that have hurt the movement of goods in the economy and have led to higher inflation appear to be getting better. Again, if this continues, it should help the economy to recover, in our view. While there is some interconnectedness to the three themes, we believe the key will be how quickly the Fed raises interest rates relative to expectations. We have positioned the portfolio in companies we believe are of higher quality and reasonable valuation, which should reward shareholders over the long term.

14Performance Evaluation

Value Fund

Average Annual Total Returns (periods ended 12/31/21)

	1 YR %	5 YR %	10 YR %
Value Fund	25.07	14.48	14.32
Russell 1000 Value Index	25.16	11.16	12.97

Sector Diversification

% of Total Investments
as of 12/31/21
Health care	21.8
Financials	19.7
Industrials	17.7
Information technology	13.3
Materials	8.5
Consumer discretionary	6.5
Communication services	6.3
Real estate	2.6
Energy	1.9
Short-term and other assets	1.7
Total	100.0%

Top 10 Equity Holdings

% of Total Investments
as of 12/31/21
Alphabet, Inc.	4.9
Microsoft Corp.	4.9
JPMorgan Chase & Co.	4.7
Abbott Laboratories	4.1
Honeywell International, Inc.	4.0
Avery Dennison Corp.	3.8
Parker-Hannifin Corp.	3.3
Pfizer, Inc.	3.1
Bank of America Corp.	3.1
Goldman Sachs Group, Inc.	2.8
Total	38.7%

Performance Comparison

$50,000

Value Fund	Russell 1000 Value Index

40,000

30,000

20,000

10,000

0
2011	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021

Comparison of the change in value of a $10,000 investment in the fund and the Russell 1000 Value Index made on December 31, 2011.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns, please call 800.258.3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.The Value Fund's average annual total returns are net of any fee waivers and reimbursements.The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. It is not possible to invest directly in an unmanaged index. Index performance does not reflect transaction costs, fees, or expenses.

Performance Evaluation	15

Growth Fund

Performance Evaluation | Prepared by the Fund's Subadvisor, T. Rowe Price Associates

Performance

The Growth Fund delivered a positive return of 17.13% for the 12-month period but underperformed the Russell 1000 Growth Index, which returned 27.60%. Stock selection decisions drove relative underperformance during the year.

Portfolio Review

Information technology was the largest detractor from relative performance due to stock selection, such as Global Payments. Shares of Global Payments have been plagued by an uneven and delayed recovery in payment volumes due to intermittent coronavirus resurgences. In addition, a market narrative around new entrants disrupting the current payment ecosystem has created an overhang for legacy players despite what we believe to be solid fundamentals.

Weak security selection in consumer discretionary also weighed on relative results. An underweight in Tesla weighed on relative results. Shares of Tesla climbed higher as the company successfully ramped up production amid a global supply chain disruption to meet strong electric vehicle demand. Profitability also benefited from a mix of higher-margin Model Y deliveries, particularly in China.

Communication services hindered relative performance due to poor stock picking, such as Snap.

Industrials and business services was the largest contributor to relative results, due to an underweight allocation. Within the sector, we continue to focus on areas where we believe there is secular, rather than cyclical, growth. As such, we continue to emphasize unique, company-specific opportunities that we believe can drive meaningful growth regardless of the economic backdrop.

A lack of exposure to consumer staples also aided relative return. Zero exposure to the consumer staples sector helped relative performance as the defensive haven fell out of favor, due in part to the continued rollout of COVID-19 vaccines, which is we expect to reduce stay-at-home behavior. The sector generally lacks what we believe to be compelling growth opportunities that meet our investment criteria.

Outlook

After back-to-back years of strong performance across most equity and credit sectors, we believe global markets face more uncertain prospects in 2022. In our view, investors will need to use greater selectivity to identify potential opportunities. We believe higher inflation, a shift toward monetary tightening and new coronavirus variants all pose potential challenges for economic growth and earnings — at a time when valuations appear elevated across many asset categories. Many believe that as governments and central banks withdraw the massive stimulus applied during the pandemic, economic growth inevitably will slow sharply. But slower growth doesn't necessarily mean low growth. We believe a number of tailwinds should sustain the recovery in

Subadvisor: T. Rowe Price Associates

Taymour Tamaddon, CFA

Portfolio Manager

BS, Applied Physics, Cornell University;

MBA, Finance, Dartmouth

2022, including strong consumer and corporate balance sheets.

16Performance Evaluation

Growth Fund

Average Annual Total Returns (periods ended 12/31/21)

	1 YR %	5 YR %	10 YR %
Growth Fund	17.13	24.44	19.85
Russell 1000 Growth Index	27.60	25.32	19.79

Sector Diversification

% of Total Investments
as of 12/31/21
Information technology	42.8
Communication services	22.5
Consumer discretionary	17.6
Health care	13.9
Financials	1.4
Industrials	1.1
Short-term and other assets	0.7
Total	100.0%

Top 10 Equity Holdings

% of Total Investments
as of 12/31/21
Alphabet, Inc.	10.2
Microsoft Corp.	10.0
Amazon.com, Inc.	8.2
Apple, Inc.	5.5
Meta Platforms, Inc.	5.5
Intuit, Inc.	3.8
salesforce.com, Inc.	3.3
UnitedHealth Group, Inc.	2.7
Intuitive Surgical, Inc.	2.1
Cigna Corp.	2.1
Total	53.4%

Performance Comparison

$90,000

Growth Fund	Russell 1000 Growth Index

70,000

50,000

30,000

10,000

-10,000
2011	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021

Comparison of the change in value of a $10,000 investment in the fund and the Russell 1000 Growth Index made on December 31, 2011.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns, please call 800.258.3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.The Growth Fund's average annual total returns are net of any fee waivers and reimbursements.The fund's advisor waived a portion of its management fee during the 10-year period. Had the advisor not done so, the fund's total returns would have been lower.The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. It is not possible to invest directly in an unmanaged index. Index performance does not reflect transaction costs, fees, or expenses.

Performance Evaluation	17

International Equity Fund

Performance Evaluation | Prepared by the Fund's Subadvisor, Harding Loevner LP

Performance

For the one-year period ended December 31, 2021, the fund's returns were slightly behind its benchmark, the MSCI EAFE Index. The fund returned 11.09% versus a return of 11.26% for the benchmark.

Portfolio Review

Relative performance was hampered by poor returns in the first five months, when — in the heady climate of the initial vaccine rollouts and fiscal stimulus — inexpensive stocks of lower-quality companies led the market. Overall, the portfolio's modest relative underperformance for the year came from poor stock selection, primarily in financials and information technology (IT). Our two Asia-based insurance companies, AIA Group and Ping An, were weak within financials. In IT, the portfolio's double weight to the second-best-performing sector helped, but our stocks could not match the benchmark returns, with Israeli security firm Check Point detracting the most as shares fell earlier in the year after the company announced that additional investment was needed to fund its future growth, denting this year's margins.

The biggest contribution to the fund's relative performance came from industrials, where Atlas Copco and Epiroc delivered strong returns as both Swedish manufacturers saw their order books swell, signaling that less-faster-growing revenues were a lagging indicator. Additionally, Schneider Electric's management raised its forecast for medium-term revenue growth, signaling rising confidence in the company's opportunities to help customers meet energy efficiency and carbon-reduction goals.

By geography, the portfolio's modest allocation to off-benchmark emerging markets was the largest detractor from relative performance, particularly the allocation to China. Shares of both social media internet gaming company Tencent and e-commerce giant Alibaba fell as China's regulatory crackdown focused heavily on the practices of the country's tech giants. On the other side of the ledger, stock selection was positive both within (France, Spain) and outside (Switzerland, Sweden) the eurozone. While the fund's relative performance benefitted from our underweight to Japan, our stocks in the region disappointed; home-furnishing retailer NITORI hurt relative performance, as the company's year-over-year sales suffered following an initial wave of re-outfitting homes for pandemic routines.

Outlook

Investors are keenly focused on how policymakers will react to current levels of inflation. Will it subside without robust intervention as supply chains overcome logistical bottlenecks and new capacity comes on? Or will persistent price pressures force central bankers' hands, tightening monetary policy significantly to avoid inflation becoming embedded in consumer and business expectations?

Rather than trying to predict inflation, we analyze industry and company vulnerabilities to inflation through the lens of Michael Porter's "Five Forces," especially through the relative bargaining power of buyers and suppliers. That is, we aim to identify which businesses will be resilient in an

Subadvisor: Harding Loevner LP

Ferrill D. Roll, CFA

Portfolio Manager

BA, Economics, Stanford University

Andrew West, CFA

Portfolio Manager

BS, Business Administration, University of

Central Florida; MBA, New York University

inflationary environment due to their ability to pass on whatever higher costs or supply chain frictions they experience. Our bottom-up analysis has kept us optimistic about the potential for continued strong earnings growth from our companies, especially considering what we see as high and sustained levels of innovation and secular growth in their target markets. But that optimism is tempered by the knowledge that, when it comes to assessing stock prices precisely, we are still vulnerable to significant and persistent changes in inflation or interest rates.

Given the inflation buzz, investors have seemingly become more cognizant of the resilience of companies that benefit from such sustained demand for their products that these companies are able to pass cost increases through to customers via price hikes. As uncertainties have risen, investors have been willing to pay higher prices — and accept lower prospective returns — for shares of such companies. This growing valuation disparity has caused us to reexamine some of our positioning, particularly in consumer staples. This sector consists of many businesses renowned for their stability and resilience in economic downturns, and their shares have traded at higher valuations than the average company despite modest growth rates. We've been tolerant of their valuations in light of the durability of their growth and profitability, their ability to pass inflation through to customers over time and their contribution to portfolio stability during bouts of market volatility; however, we are increasingly scrutinizing valuations of staples holdings relative to their prospects.

18Performance Evaluation

International Equity Fund

Average Annual Total Returns (periods ended 12/31/21)

	1 YR %	5 YR %	10 YR %
International Equity Fund*	11.09	13.47	9.66
MSCI® EAFE® Index	11.26	9.55	8.03

Country Diversification

% of Total Investments
as of 12/31/21
Japan	15.5
Switzerland	14.1
France	11.2
Germany	10.6
Sweden	9.7
Britain	7.3
Netherlands	3.4
China	3.2
Singapore	2.9
Hong Kong	2.9
Australia	2.6
Canada	2.2
Spain	1.8
Israel	1.4
United States of America	1.4
Denmark	1.2
Taiwan	1.2
Republic of South Korea	1.1
India	0.9
Russia	0.8
Brazil, Mexico & Indonesia	1.3
Short-term and other assets	3.3
Total	100.0%

Top 10 Equity Holdings

% of Total Investments
as of 12/31/21
Atlas Copco AB	4.5
L'Oréal SA	4.4
Infineon Technologies AG	4.3
Roche Holding AG REG	3.8
Schneider Electric SE	3.7
Adyen NV	3.4
Lonza Group AG REG	3.1
DBS Group Holdings Ltd.	2.9
AIA Group Ltd.	2.9
Allianz SE REG	2.7
Total	35.7%

Performance Comparison

$30,000

International Equity Fund	MSCI® EAFE® Index

25,000

20,000

15,000

10,000

5,000
2011	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021

Comparison of the change in value of a $10,000 investment in the fund and the MSCI® EAFE® Index made on December 31, 2011.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns, please call 800.258.3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.The International Equity Fund's average annual total returns are net of any fee waivers and reimbursements.The fund's advisor waived a portion of its management fee during the periods shown. Had the advisor not done so, the fund's total returns would have been lower.The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. It is not possible to invest directly in an unmanaged index. Index performance does not reflect transaction costs, fees, or expenses.

*Performance information for the International Equity Fund (formerly the International Value Fund) reflects its performance as an actively managed fund subadvised by Mercator Asset Management through September 14, 2015; as a passively managed portfolio directed by SSGA Funds Management Inc. from September 15, 2015, to January 8, 2016; and, after a transition, as an actively managed fund subadvised by Harding Loevner LP from January 15, 2016, to period-end.

Performance Evaluation	19

Small-Company Stock Fund

Performance Evaluation | Prepared by the Fund's Investment Advisor, RE Advisers Corporation

Performance

The fund delivered a positive return of 20.68% and outperformed its benchmark, the Russell 2000 Index, which returned 14.82%. Outperformance was driven primarily by stock selection, while sector allocation had a slightly negative impact to returns.

Portfolio Review

The health care sector had the most significant impact on the fund's relative performance for 2021. Within the Russell 2000 Index, the health care sector was down 16.7% for the year and was the only sector to have negative returns for 2021. While the fund's overweight of the health care sector had a slightly negative impact, the fund's significant underweight to the biotechnology segment within the sector had a positive impact to performance. The fund also benefited from the acquisition of Inovalon, the fund's largest portfolio holding at the time, by a private equity consortium. Medpace, an outsourced clinical development company; Staar Surgical, a manufacturer of novel implantable lenses for near-sightedness; and AMN Healthcare, the leading provider of health care staffing solutions, all were positive contributors to fund performance in 2021.

In the materials sector, Summit Materials, a manufacturer of aggregates and cement, was a strong contributor to relative performance. Summit benefited from strong demand in its end markets, which we believe should continue to benefit from the recently passed infrastructure bill. It has also been able to increase prices in several of its key segments.

Industrials also contributed to the fund's relative performance with strong performance from Atkore, a spin-off from Tyco; Atkore is a focused electrical products company with above-average sales growth and high market share in key product categories. It has benefited from stronger-than-expected demand and a continued ability to raise price. Comfort Systems, a provider of HVAC system installation, maintenance and repair for commercial/industrial customers, also contributed to the strength in the fund's industrial sector performance.

The largest detractor to relative performance was the fund's underweight in the energy sector. There has been, recently, a more disciplined approach to capital allocation within the industry, leading to more measured supply growth. This combined with an improving economy led to a strong rebound in energy prices and a corresponding rebound in the underlying stocks.

While health care was our largest contributor to performance, the portfolio did own several names that detracted from performance. LHC Group, a provider of post-acute services primarily in the patient's home, faced a labor shortage, which weighed on both growth and margins. We believe the long-term trend to outsource health care services from the hospital to the home remains intact.

Investment Advisor: RE Advisers Corporation

Prabha Carpenter, CFA

Senior Equity Portfolio Manager

BA, Economics, University of Madras; MBA with distinction in Finance and BS in Business Economics, The American University

Jim Polk, CFA

Head of Equity Investments

BA, English, Colby College; MBA, The Olin

Graduate School of Business at Babson College

PetIQ, a manufacturer and distributor of pet prescription products and over-the-counter medications, underperformed when the company lost a distribution customer. It has also had a slower-than-expected opening of its pet Wellness Centers.

Real estate was also detractor from the fund's relative performance. The fund was underweight the sector versus the benchmark and underperformed. The sector benefited from increased inflation, which allowed for strong rent growth.

Outlook

Our outlook going into 2022 has three major themes. First, the Fed has signaled that it believes inflation to be less transitory than originally thought, prompting it to signal a faster tightening cycle than was expected several quarters ago. This has had and we believe could continue to have the effect of compressing valuation multiples for stocks in general and high-growth/high-multiple stocks in particular. Second, news on the pandemic front continues to improve with the latest variant, Omicron, appearing to peak in certain geographies. Should this trajectory continue, we believe it would be viewed positively for the economy to continue to reopen. Third, supply chain issues, which have hurt the movement of goods in the economy and have led to higher inflation, appear to be getting better. Again, if this continues it should help the economy to recover, in our view. While the three themes are somewhat interconnected, we believe the key will be how quickly the Fed raises interest rates relative to expectations. We have positioned the portfolio in companies we believe are of higher quality and reasonable valuation, which should reward shareholders over the long term.

20Performance Evaluation

Small-Company Stock Fund

Average Annual Total Returns (periods ended 12/31/21)

	1 YR %	5 YR %	10 YR %
Small-Company Stock Fund	20.68	8.27	11.46
Russell 2000 Index	14.82	12.02	13.23

Sector Diversification

% of Total Investments
as of 12/31/21
Industrials	25.9
Health care	17.7
Financials	17.6
Information technology	16.5
Materials	8.2
Consumer discretionary	7.6
Real estate	3.8
Consumer staples	0.8
Communication services	0.6
Short-term and other assets	1.3
Total	100.0%

Top 10 Equity Holdings

% of Total Investments
as of 12/31/21
Summit Materials, Inc.	3.6
Avient Corp.	3.6
Atkore Inc.	3.5
Applied Industrial Technologies, Inc.	3.3
Medpace Holdings, Inc.	3.2
AMN Healthcare Services, Inc.	3.1
Encore Capital Group, Inc.	2.8
Glacier Bancorp, Inc.	2.7
Descartes Systems Group Inc. (The)	2.7
Colfax Corp.	2.6
Total	31.1%

Performance Comparison

$50,000

Small Company Stock Fund	Russell 2000 Index

40,000

30,000

20,000

10,000

0
2011	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021

Comparison of the change in value of a $10,000 investment in the fund and the Russell 2000 Index made on December 31, 2011.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns, please call 800.258.3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.The Small-Company Stock Fund's average annual total returns are net of any fee waivers and reimbursements.The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. It is not possible to invest directly in an unmanaged index. Index performance does not reflect transaction costs, fees, or expenses.

Performance Evaluation	21

Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, service fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Homestead Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at July 1, 2021 and held through December 31, 2021.

Actual Expenses

The first line for each Fund in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Individual Retirement Arrangements (IRAs) and Educational Savings Accounts (ESAs) are charged a $15.00 annual custodial fee. The charge is automatically deducted from your account in the fourth quarter of each year or, if you close your account, at the time of redemption. A fee is collected for each IRA or ESA, as distinguished by account type (Traditional IRA, Roth IRA, or ESA) and Social Security Number. For example, if you have both a Traditional IRA and a Roth IRA account, each would be charged a fee. But only one fee would be collected for each account type, regardless of the number of Funds held by each account type. These fees are not included in the example below. If included, the costs shown would be higher.

Hypothetical Example for Comparison Purposes

The second line for each Fund in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the custodial account fee. Therefore, the hypothetical information in the example is useful in comparing your ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the custodial account fee was included, your costs would have been higher.

22Expense Example

Expense Example (Continued)

				Annualized
		Ending Account		Expense Ratio for
	Beginning Account	Value		the Period Ended
Daily Income Fundb	Value	December 31,	Expenses Paid	December 31,
	July 1, 2021	2021	During the Perioda	2021
Actual Return	$1,000.00	$1,000.10	$0.18	0.04%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,024.82	$0.18	0.04%
Short-Term Government Securities Fundb
Actual Return	$1,000.00	$992.30	$3.77	0.75%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,021.22	$3.82	0.75%

Short-Term Bond Fund
Actual Return	$1,000.00	$990.20	$3.96	0.79%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,021.02	$4.02	0.79%
Intermediate Bond Fundb
Actual Return	$1,000.00	$996.80	$4.02	0.80%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,020.97	$4.07	0.80%

Rural America Growth & Income Fundb
Actual Return	$1,000.00	$1,043.80	$5.13	1.00%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,019.98	$5.07	1.00%
Stock Index Fundc
Actual Return	$1,000.00	$1,131.10	$2.59	0.48%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,022.57	$2.46	0.48%

Value Fund
Actual Return	$1,000.00	$1,078.60	$3.20	0.61%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,021.92	$3.11	0.61%
Growth Fund
Actual Return	$1,000.00	$1,041.60	$4.20	0.82%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,020.88	$4.16	0.82%

International Equity Fundb
Actual Return	$1,000.00	$1,049.50	$5.16	1.00%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,019.96	$5.09	1.00%
Small-Company Stock Fund
Actual Return	$1,000.00	$1,016.70	$5.18	1.02%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,019.86	$5.19	1.02%

a.The dollar amounts shown as "Expenses Paid During the Period" are equal to each Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period 184, then divided by 365.

b.Reflects fee waiver and/or expense reimbursements in effect during the period.

c.The Stock Index Fund is a feeder fund that invests substantially all of its assets in a Master Portfolio. The example reflects the expenses of both the feeder fund and the Master Portfolio.

Expense Example	23

Regulatory and Shareholder Matters

Proxy Voting Policies and Procedures

The policies and procedures used to determine how to vote proxies relating to the Funds' portfolio securities are available online at homesteadfunds.com and, without charge, upon request by calling 800-258-3030. This information is also available on the Securities and Exchange Commission's website at sec.gov.

Proxy Voting Record

For the most recent twelve-month period ended June 30, information regarding how proxies relating to portfolio securities were voted on behalf of each of the Funds is available, without charge, upon request by calling

800-258-3030. This information is also available online at homesteadfunds.com and on the Securities and Exchange Commission's website at sec.gov.

Quarterly Disclosure of Portfolio Holdings

The Funds, other than Daily Income Fund, file complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Daily Income Fund files its complete schedule of portfolio holdings with the SEC monthly on Form N-MFP. Portfolio holdings for the second and fourth quarters of each fiscal year are filed as part of the Funds' semi-annual and annual reports. The Funds' Form N-PORT, Form N-MFP, semi-annual and annual reports are available on the Commission's website at sec.gov. The most recent quarterly portfolio holdings and semi-annual and annual reports also can be accessed on the Funds' website at homesteadfunds.com.

Principal Risks

You may lose money by investing in the Funds. Below are summaries of some, but not all, of the principal risks of investing in one or more of the Funds, each of which could adversely affect a Fund's NAV, yield and total return. Each risk listed below does not necessarily apply to each Fund, and you should read each Fund's prospectus carefully for a description of the principal risks associated with investing in a particular Fund.

•Asset-Backed and Mortgage-Backed Securities Risk The risk that defaults, or perceived increases in the risk of defaults, on the obligations underlying asset-backed and mortgage-backed securities, including mortgage pass-through securities and collateralized mortgage obligations ("CMOs"), significant credit downgrades and illiquidity may impair the value of the securities. These securities also present a higher degree of prepayment risk (when repayment of principal occurs before scheduled maturity resulting in the Fund having to reinvest proceeds at a lower interest rate) and extension risk (when rates of repayment of principal are slower than expected, which may lock in a below-market interest rate, increase the security's duration, and reduce the value of the security) than do other types of fixed income securities. Enforcing rights against the underlying assets or collateral may be difficult, and the underlying assets or collateral may be insufficient if the issuer defaults.

•Cash Positions Risk A Fund will at times hold some of its assets in cash, which may hurt the Fund's performance. Cash positions may also subject the Fund to additional risks and costs, such as increased exposure to the custodian bank holding the assets and any fees imposed for large cash balances.

•Commercial Paper Risk Investments in commercial paper are subject to the risk that the issuer cannot issue enough new commercial paper to satisfy its obligations with respect to its outstanding commercial paper, also known as rollover risk. Commercial paper is generally unsecured, which increases the credit risk associated with this type of investment. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities. The value of commercial paper will tend to fall when interest rates rise and rise when interest rates fall.

•Concentration Risk To the extent the fund concentrates in a particular industry, it may be more susceptible to economic conditions and risks affecting that industry.

•Convertible Securities Risk Convertible securities may be subordinate to other debt securities issued by the same issuer. Issuers of convertible securities are often not as strong financially as issuers with higher credit ratings. Convertible securities typically provide yields lower than comparable non-convertible securities. Their values may be more volatile than those of non-convertible securities, reflecting changes in the values of the securities into which they are convertible.

•Corporate Bond Risk Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to factors such as interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

•Currency Risk Foreign currencies may experience steady or sudden devaluation relative to the U.S. dollar or other currencies, adversely affecting the value of the Fund's investments. The value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies. Because the Fund's net asset value is determined on the basis of U.S. dollars, if the local currency of a foreign market depreciates against the U.S. dollar, you may lose money even if the foreign market prices of the Fund's holdings rise.

24Regulatory and Shareholder Matters

Regulatory and Shareholder Matters (Continued)

•Debt Securities Risks

Credit Risk The risk that an issuer or counterparty will fail to pay its obligations to the Fund when they are due. As a result, the Fund's income might be reduced, the value of the Fund's investment might fall, and/or the Fund could lose the entire amount of its investment. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security's or other instrument's credit quality or value and an issuer's or counterparty's ability to pay interest and principal when due.

Extension Risk The risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

Income Risk The risk that the Fund's income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. During market conditions in which short-term interest rates are at low levels it is possible that the Fund will generate an insufficient amount of income to pay its expenses, and that it will not be able to pay a daily dividend and may have a negative yield (i.e., it may lose money on an operating basis). It is possible that the Fund would, during these conditions, maintain a substantial portion of its assets in cash, on which it may earn little, if any, income. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.

Interest Rate Risk The risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Bonds and other debt instruments typically have a positive duration, which means the value of the debt instrument will generally decline if interest rates increase.

•Depositary Receipts Risk Depositary receipts in which the Fund may invest are receipts listed on U.S. exchanges that are issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market.

•Derivatives Risk The risk that an investment in derivatives will not perform as anticipated by the Fund's manager or subadviser, cannot be closed out at a favorable time or price, or will increase the Fund's volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge. The counterparty to a derivatives contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit a Fund's ability to employ certain strategies that use derivatives and adversely affect the value or performance of derivatives and the Fund.

•Emerging and Frontier Market Risk The risk that investing in emerging and frontier markets will be subject to greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers and issuers, an emerging market country's dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, thinner trading markets, different clearing and settlement procedures and custodial services, and less developed legal systems than in many more developed countries. The securities of emerging market companies may trade less frequently and in smaller volumes than more widely held securities. These risks are generally greater for investments in frontier market countries, which typically have smaller economies or less developed capital markets than traditional emerging market countries.

•Equity Securities Risk Equity securities generally have greater price volatility than fixed-income securities. The market price of equity securities owned by a fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting the issuer, equity securities markets generally, particular industries represented in those markets or the issuer itself.

•Focused Investment Risk A fund that invests a substantial portion of its assets in a particular market, industry, sector, group of industries or sectors, country, region, group of countries or asset class is subject to

Regulatory and Shareholder Matters	25

Regulatory and Shareholder Matters (Continued)

greater risk than a fund that invests in a more diverse investment portfolio. In addition, the value of such a fund is more susceptible to any single economic, market, political or regulatory or other occurrence affecting, for example, the particular markets, industries, regions, sectors or asset classes in which the fund is invested. This is because, for example, issuers in a particular market, industry, region, sector or asset class may react similarly to specific economic, market, regulatory, political or other developments. The particular markets, industries, regions, sectors or asset classes in which the Fund may focus its investments may change over time and the Fund may alter its focus at inopportune times. For example, the Fund may have a significant portion of its assets invested in securities of companies in the information technology sector. Companies in the information technology sector can be adversely affected by, among other things, intense competition, earnings disappointments, and rapid obsolescence of products and services due to technological innovations or changing consumer preferences. As a matter of fundamental policy, the Intermediate Bond Fund will normally invest at least 25% of its total assets (i.e., concentrate) in mortgage-related assets and asset-backed instruments issued by government agencies or other governmental entities or by private originators or issuers, and other investments that RE Advisers considers to have the same primary economic characteristics.

•Foreign Risk Foreign securities are subject to political, regulatory, and economic risks not present in domestic investments and may exhibit more extreme changes in value than securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, legal, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment. Investments in emerging market countries are likely to involve significant risks. These countries are generally more likely to experience political and economic instability.

•Geographic Focus Risk Concentration of the investments of a Fund in issuers located in a particular country or region will subject such Fund, to a greater extent than if investments were less concentrated, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; social, political, regulatory, economic or environmental developments; natural disasters; or the spread of infectious illness or other public health issues.

•Growth Style Risk The risk that returns on stocks within the growth style in which the Fund invests will trail returns of stocks representing other styles or the market overall over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. Growth stocks can be volatile, as these companies usually invest a high portion of earnings in their business and therefore may lack the dividends of value stocks that can cushion stock prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

•High Yield Securities Risk The risk that debt instruments rated below investment grade or debt instruments that are unrated and determined by RE Advisers to be of comparable quality are predominantly speculative. These instruments, commonly known as "junk bonds," have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.

•Illiquid and Restricted Securities Risk Illiquid securities are securities that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Depending on the circumstances, illiquid securities may be considered to include securities with legal or contractual restrictions on resale, time deposits, repurchase agreements having maturities longer than seven days and securities that do not have readily available market quotations. In addition, the Fund may invest in securities that are sold in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded over-the-counter. Liquidity risk may be the result of, among other things, the lack of an active market. Liquid investments may become illiquid or less liquid after purchase by the Fund, particularly during periods of market turmoil. These factors may have an adverse effect on the Fund's ability to dispose of particular securities at an advantageous time or price, which may reduce returns, and may limit the Fund's ability to obtain accurate market quotations for purposes of valuing securities and calculating net asset value and to sell securities at fair value. If the Fund is forced to sell illiquid and relatively less liquid investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. To the extent that a Fund engages in derivative transactions (for example, the Master Portfolio and International Equity Fund) or invests in securities with

26Regulatory and Shareholder Matters

Regulatory and Shareholder Matters (Continued)

substantial market and/or credit risk, the Fund will tend to have greater exposure to liquidity risk. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Also, a Fund may get only limited information about the issuer of a given restricted security, and therefore may be less able to predict a loss. Certain restricted securities may involve a high degree of business and financial risk and may result in substantial losses to a Fund.

•Index Fund Risk An index fund has operating and other expenses while an index does not. As a result, while a fund will attempt to track its underlying index as closely as possible, it will tend to underperform the index to some degree over time. If an index fund is properly correlated to its stated index, the Fund will perform poorly when the index performs poorly.

•Index-Related Risk There is no assurance that the index provider will compile the underlying index accurately, or that the underlying index will be determined, composed or calculated accurately. Gains, losses or costs associated with index provider errors will be borne by the Fund and its shareholders. Unusual market conditions may cause the index provider to postpone a scheduled rebalance, which could cause the underlying index to vary from its normal or expected composition. The postponement of a scheduled rebalance in a time of market volatility could mean that constituents that would otherwise be removed at rebalance due to changes in market capitalizations, issuer credit ratings, or other reasons may remain, causing the performance and constituents of the underlying index to vary from those expected under normal conditions.

•Investments in Other Investment Companies Risk The risk that an investment company or other pooled investment vehicle in which the Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company's shares. There will be some duplication of expenses because the Fund also must pay its pro-rata share of that investment company's fees and expenses.

•Investments in Small- and Mid-Size Companies Securities of small and medium-sized companies tend to be more volatile and less liquid than securities of large companies. Compared to large companies, small and medium-sized companies may face greater business risks because they lack the management depth or experience, financial resources, product diversification or competitive strengths of larger companies, and they may be more adversely affected by poor economic conditions. There may be less publicly available information about smaller companies than larger companies. In addition, these companies may have been recently organized and may have little or no track record of success.

•Issuer Risk The risk that the value of a security may decline because of adverse events or circumstances that directly relate to the issuer.

•Leverage Risk Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. As an open-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Fund must "set aside" liquid assets (often referred to as "asset segregation"), or engage in other SEC- or staff- approved measures, to "cover" open positions with respect to certain kinds of instruments. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund's portfolio will be magnified when the Fund uses leverage.

•LIBOR Risk LIBOR is the offered rate for wholesale, unsecured funding available to major international banks. The terms of many investments, financings or other transactions to which the Fund may be a party have been historically tied to LIBOR. LIBOR may also be a significant factor in determining payment obligations under a derivative investment and may be used in other ways that affect the Fund's investment performance. On March 5, 2021, the U.K. Financial Conduct Authority (FCA) and LIBOR's administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a "synthetic" basis, but any such publications would be considered non-representative of the underlying market. The transition from and eventual elimination of LIBOR and the terms of any replacement rate(s) may adversely affect transactions that use LIBOR as a reference rate, financial institutions that engage in such transactions, and the financial market generally. As such, the transition away from LIBOR may adversely affect the Fund's performance.

•Limited Operating History Risk The risk that a recently formed fund has a limited operating history to evaluate and may not attract sufficient assets to achieve or maximize investment and operational efficiencies.

•Loan Risk The risks associated with direct loans and participations include, but are not limited to, risks involving the enforceability of security interests and loan

Regulatory and Shareholder Matters	27

Regulatory and Shareholder Matters (Continued)

transactions, inadequate collateral, liabilities relating to collateral securing obligations, and the liquidity of these loans. The market for loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The loans in which the Fund invests may be rated below investment grade.

•Manager Risk The risk that the manager's or subadviser's decisions, including security selection, will cause the Fund to underperform relative to the Fund's peers. There can be no assurance that the manager's or subadviser's investment techniques and decisions will produce the desired results.

The Fund's ability to achieve its investment objective is dependent upon the manager's or subadviser's ability to identify profitable investment opportunities for the Fund. The past experience of the portfolio manager(s), including with other strategies and funds, does not guarantee future results for the Fund.

•Market Capitalization Risk Investing primarily in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Securities issued by large-cap companies tend to be less volatile than securities issued by smaller companies. However, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.

•Market Risk The risk that markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention, political, economic or market developments, or other external factors, such as outbreaks of infectious illnesses or other widespread public health issues, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities in low interest rate environments.

•Master/Feeder Structure Risk The Stock Index Fund pursues its objective by investing substantially all of its assets in another pooled investment vehicle (a "master fund"). The ability of the Fund to meet its investment objective is directly related to the ability of the master fund to meet its investment objective. The Fund will bear its pro rata portion of the expenses incurred by the master fund. Substantial redemptions by other investors in a master fund may affect the master fund's investment program adversely and limit the ability of the master fund to achieve its objective.

•Money Market Fund Risk Although the Daily Income Fund seeks to preserve the value of your investment at $1.00 per share, you may lose money by investing in the Fund. The share price of Money market funds can fall below the $1.00 share price. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not rely on or expect that the sponsor will enter into support agreements or take other actions to provide financial support to the Fund or maintain the Fund's $1.00 share price at any time. The credit quality of the Fund's holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund's share price. The Fund's share price can also be negatively affected during periods of high redemption pressures, illiquid markets, and/or significant market volatility. While the Board of Directors may implement procedures to impose a fee upon the sale of your shares or temporarily suspend your ability to sell shares in the future if the Fund's liquidity falls below required minimums because of market conditions or other factors, the Board has not elected to do so at this time. Should the Board elect to do so, such change would only become effective after shareholders were provided with specific advance notice of the change in the Fund's policy and provided with the opportunity to redeem their shares in accordance with Rule 2a-7 before the policy change became effective.

•Money Market Securities Risk The value of a money market instrument typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Money market funds are not designed to offer capital appreciation. Certain money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability of investors to redeem shares if such fund's liquidity falls below required minimums, which may adversely affect the Fund's returns or liquidity.

•Municipal Bond Risk Factors unique to the municipal bond market may negatively affect the value of the Fund's investment in municipal bonds. The Fund may invest in a group of municipal obligations that are related in such a way that an economic, business, or political development affecting one would also affect the others. In addition, the municipal bond market, or portions thereof, may experience substantial volatility or become distressed, and individual bonds may go into default, which would lead to heightened risks of investing in municipal bonds generally. The ability of municipalities to meet their obligations will depend on the availability of tax and other revenues, economic, political and other conditions within the state and municipality, and the underlying fiscal condition of the state and municipality.

28Regulatory and Shareholder Matters

Regulatory and Shareholder Matters (Continued)

•Operational and Cybersecurity Risk A Fund, its service providers, including its adviser, RE Advisers, and subadvisers, as applicable, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect a Fund and its shareholders, despite the efforts of the Fund and its service providers to adopt technologies, processes and practices intended to mitigate these risks. In addition, the global spread of COVID-19 has caused the Funds and their service providers to implement business continuity plans, including widespread use of work-from-home arrangements.

For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of or prevent access to these systems or data within them (a "cyber-attack"), whether systems of the Fund, its service providers, counterparties or other market participants. Power or communications outages, acts of god, information technology equipment malfunctions, operational errors and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Fund, its service providers or other market participants, impacting the ability to conduct a Fund's operations.

Cyber-attacks, disruptions or failures that affect the Fund's service providers or counterparties may adversely affect a Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations. For example, a Fund's service providers' assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the Fund's NAV and impede trading). In addition, cyber-attacks, disruptions or failures may cause reputational damage and subject a Fund's service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. While the Fund and its service providers may establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future. The Fund and its service providers may also incur substantial costs for cybersecurity risk management, including insurance, in order to prevent or mitigate future cyber security incidents, and the Fund and its shareholders could be negatively impacted as a result of such costs.

Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause a Fund's investments to lose value. In addition, cyber-attacks involving a Fund's counterparty could affect such counterparty's ability to meet its obligations to the Fund, which may result in losses to the Fund and its shareholders. Furthermore, as a result of cyber-attacks, disruptions or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or unable to accurately price its investments. The Fund cannot directly control any cybersecurity plans and systems put in place by its service providers, Fund counterparties, issuers in which a Fund invests, or securities markets and exchanges.

•Participation Notes Risk The International Equity Fund may invest in participation notes to gain exposure to certain markets in which it cannot invest directly. Participation notes are generally traded over-the-counter. Participation notes are issued by banks, or broker-dealers, or their affiliates and are designed to replicate the return of a particular underlying equity or debt security, currency, or market. When the participation note matures, the issuer of the participation note will pay to, or receive from, a Fund the difference between the nominal value of the underlying instrument at the time of purchase and that instrument's value at maturity. Participation notes involve the same risks associated with a direct investment in the underlying security, currency, or market that they seek to replicate. Investing in a participation note also exposes a Fund to the risk that the bank or broker-dealer that issues the certificate will not fulfill its contractual obligation to timely pay a Fund the amount owed under the certificate. In addition, a Fund has no rights under participation notes against the issuer(s) of the underlying security(ies) and must rely on the creditworthiness of the issuer(s) of the participation notes. In general, the opportunity to sell participation notes to a third party will be limited or nonexistent.

•Passive Investment Risk Because BlackRock Fund Advisors does not select the individual companies in the Index that the Master Portfolio tracks, the Master Portfolio may hold securities of companies that present risks that an investment adviser researching individual securities might otherwise seek to avoid.

•Portfolio Turnover Risk The risk that frequent purchases and sales of portfolio securities may result in the realization of taxable capital gains (including short-term capital gains, which are generally taxable to shareholders subject to tax at ordinary income rates).

Regulatory and Shareholder Matters	29

Regulatory and Shareholder Matters (Continued)

•Preferred Securities Risk The risk that: (i) certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions; (ii) preferred stocks may be subject to redemption, including at the issuer's call, and, in the event of redemption, the Fund may not be able to reinvest the proceeds at comparable or favorable rates of return; (iii) preferred stocks are generally subordinated to bonds and other debt securities in an issuer's capital structure in terms of priority for corporate income and liquidation payments; and (iv) preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.

•Repurchase Agreements Risk The Fund's investment return on repurchase agreements will depend on the counterparty's willingness and ability to perform its obligations under a repurchase agreement. If the Fund's counterparty should default on its obligations, becomes subject to a bankruptcy or other insolvency proceeding or if the value of the collateral is insufficient, the Fund could

(i) experience delays in recovering cash or the securities sold (and during such delay the value of the underlying securities may change in a manner adverse to the fund) and/or (ii) lose all or part of the income, proceeds or rights in the securities to which the Fund would otherwise be entitled.

•Restricted Securities Risk The Fund may hold securities that are restricted as to resale under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may prevent the Fund from disposing of them promptly at reasonable prices or at all. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

•Rural America Investment Risk Because the Rural America Growth & Income Fund focuses its investments in companies tied economically to rural America, the Fund will be more susceptible to changes in rural American economic conditions, including, without limitation, those resulting from: the cyclicality of revenues and earnings associated with agribusinesses, unemployment rates, availability and quality of healthcare, changing consumer tastes, domestic and international competition, severe weather conditions and climate change, and the development of new infrastructure and related technologies. In the past, rural American populations have experienced deflation and instability in their financial institutions, and there can be no assurance that such difficulties will not resurface. Rural American economies may experience low demands for capital and low interest rate environments, and, as a result, investments in fixed income instruments in these regions may be subject to greater interest rate risk than are those in urban or suburban regions. Domestic trade restrictions and U.S. government tax and fiscal policies may have negative effects on rural American economies. Changes in any of the agribusiness value chain, infrastructure development, industrial transportation, consumer products and services, financial services, healthcare, or technology sectors could have a material negative impact on the Fund's investments. For example, the retirement of coal generation assets, the expansion of broadband service, the implementation of more restrictive environmental laws and regulations, and any increases in the historically low interest rates in these regions may all impact the performance of the Fund's investments.

•Securities Lending Risk The Master Portfolio's securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Master Portfolio may lose money and there may be a delay in recovering the loaned securities. The Master Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Master Portfolio.

•Sovereign Debt Obligations Risk The risk that investments in debt obligations of sovereign governments may lose value due to the government entity's unwillingness or inability to repay principal and interest when due in accordance with the terms of the debt or otherwise in a timely manner. Sovereign governments may default on their debt obligations for a number of reasons, including social, political, economic and diplomatic changes in countries issuing sovereign debt. The Fund may have limited (or no) recourse in the event of a default because bankruptcy, moratorium and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to private issuers, and any recourse may be subject to the political climate in the relevant country. In addition, foreign governmental entities may enjoy various levels of sovereign immunity, and it may be difficult or impossible to bring a legal action against a foreign governmental entity or to enforce a judgment against such an entity. Holders of certain foreign government debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign government debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect the Fund's holdings.

•Tracking Error Risk Tracking error is the divergence of an index fund's performance from that of the underlying index. Tracking error may occur because of differences between the securities and other instruments held in the

30Regulatory and Shareholder Matters

Regulatory and Shareholder Matters (Continued)

Fund's portfolio and those included in the Index, pricing differences, transaction costs incurred by the Fund, the Fund's holding of uninvested cash, differences in timing of the accrual of dividends or interest, tax gains or losses, changes to the Index or the need of the Fund or Master Portfolio to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not.

•U.S. Government Securities Risk The risk that the value of U.S. Government securities can decrease due to changes in interest rates or changes to the financial condition or credit rating of the U.S. Government.

•Value Style Risk The risk that returns on stocks within the value style in which the Fund invests will trail returns of stocks representing other styles or the market overall over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. Investments in value securities may be subject to risks that

(1) the issuer's potential business prospects will not be realized; (2) their potential values will never be recognized by the market; and (3) their value was appropriately priced when acquired and they do not perform as anticipated.

•Variable and Floating-Rate Securities Risk The value of these securities may decline if their interest rates do not rise as much, or as quickly, as other interest rates. Conversely, these securities will not generally increase in value to the same extent as other fixed income securities, or at all, if interest rates decline.

•When-Issued, TBA and Delayed Delivery Securities Risk The Fund may purchase securities on a when-issued, TBA or delayed delivery basis and may purchase securities on a forward commitment basis. The purchase price of the securities is typically fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. The prices of the securities so purchased or sold are subject to market fluctuations. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. Purchase of securities on a when-issued, TBA, delayed delivery, or forward commitment basis may give rise to investment leverage, and may result in increased volatility of the Fund's net asset value. Default by, or bankruptcy of, a counterparty to a when-issued, TBA or delayed delivery transaction would expose the Fund to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools specified in such transaction. Recently finalized rules of the Financial Industry Regulatory Authority, Inc. (FINRA) include mandatory margin requirements for the TBA market with limited exceptions. TBA trades historically have not been required to be collateralized. The final rules are not currently in effect and additional revisions to these rules are anticipated before they become effective. It is not clear when the rules will be implemented.

Board Considerations in Approving the Investment Management Agreement and Sub-Advisory Agreement

Homestead Funds, Inc. (the "Corporation") and Homestead Funds Trust (the "Trust," and together with the Corporation, "Homestead") have each entered into investment management agreements (the "Investment Management Agreements") with RE Advisers Corporation ("RE Advisers"), pursuant to which RE Advisers is responsible for the day-to-day management of the following series of the Corporation: the Daily Income Fund, the Short-Term Bond Fund, the Short-Term Government Securities Fund, the Small-Company Stock Fund, the Value Fund, the Growth Fund and the International Equity Fund; and the Intermediate Bond Fund, a series of the Trust (each series, a "Fund" and, collectively, the "Funds")1. In addition, RE Advisers has entered into subadvisory agreements (the "Sub-advisory Agreements" and, together with the Investment Management Agreements, the "Agreements") with T. Rowe Price Associates, Inc. ("T. Rowe Price") and Harding Loevner LP ("Harding Loevner"), on behalf of the Growth Fund and the International Equity Fund, respectively, pursuant to which T. Rowe Price and Harding Loevner are responsible for the day-to-day management of the assets of such Funds. Each of RE Advisers, T. Rowe Price and Harding Loevner is an "Adviser" and are collectively referred to as the "Advisers."2

The Board of Directors of the Corporation and the Board of Trustees of the Trust (together, the "Board" and their members "Directors") held a joint video conference meeting on August 12, 2021 (the "August Meeting"), at which they gave preliminary consideration to information bearing on the continuation of the Agreements. At its regularly scheduled quarterly meeting held on September 13-14, 2021 via video conference (the "September Meeting"), following the receipt of additional information and discussion at an executive session of the Directors/Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940,

1RE Advisers serves as an administrator to the Stock Index Fund pursuant to an administrative services agreement with that Fund and does not currently serve as the Fund's investment adviser. The Board of Trustees of the Trust approved an investment management agreement for the Rural America Growth & Income Fund for an initial two-year term in March 2021; accordingly, the Board of Trustees is not reapproving the Rural America Growth & Income Fund's investment management agreement at this time.

2The Board of Directors of the Corporation approved an investment subadvisory agreement by and between RE Advisers and Invesco Advisers, Inc. with respect to the Daily Income Fund for an initial two-year term in March 2021; accordingly, the Board of Directors is not reapproving the Daily Income Fund's investment subadvisory agreement at this time.

Regulatory and Shareholder Matters	31

Regulatory and Shareholder Matters (Continued)

as amended (the "1940 Act")), of the Funds ("Independent Directors") and independent counsel to the Independent Directors, at which no representative of the Advisers were present initially but joined subsequently by invitation, the Board, with the Independent Directors voting separately, approved the continuation of the Agreements with respect to the Funds for an additional one-year period.

Prior to the August Meeting, the Independent Directors' requested that the Advisers provide the Board information they deemed reasonably necessary for their consideration of the Agreements. Pursuant to this request, the Advisers provided the Board with, and the Board, including the Independent Directors, considered and discussed, information regarding, among other things, (a) the level of the advisory fees that RE Advisers charges a Fund compared with the fees charged to comparable mutual funds and compared with those of RE Advisers' non-investment company clients and the level of subadvisory fees that T. Rowe Price and Harding Loevner receive with respect to the Growth Fund and the International Equity Fund, respectively, and compared with the advisory and/or subadvisory fees charged by T. Rowe Price and Harding Loevner to other clients; (b) each Fund's overall fees and operating expenses compared with similar mutual funds; (c) each Fund's performance compared with similar mutual funds; (d) the investment management and other services the Advisers provide the Funds, including each Adviser's compliance program; (e) the Advisers' investment management personnel; and (f) RE Advisers' financial condition and profitability in connection with managing the Funds. The Board also reviewed information provided by Strategic Insight ("Strategic Insight"), an information service provider unaffiliated with the Advisers, comparing each Fund's advisory fee rate, net total expenses, operating expenses and performance to those of other similar open-end funds selected by Strategic Insight.

The Independent Directors and their independent legal counsel met separately in an executive session held via video conference on August 9, 2021 (the "August Executive Session"), to discuss the materials received. During the executive session the Independent Directors also reviewed and discussed with their independent legal counsel various key aspects of the Independent Directors' legal responsibilities relating to the proposed continuation of the Agreements, as addressed in a memorandum prepared by independent legal counsel and provided in advance of the meeting.

Following the August Executive Session and the August Meeting, the Independent Directors requested certain supplemental information from each Adviser. The Advisers provided such supplemental information prior to the September Meeting. At the September Meeting, the Advisers also presented additional information to the Board regarding the Funds. The Board then considered whether any further discussion or review was necessary, concluding that the

August Meeting and the information reviewed by the Independent Directors and their independent counsel prior to and at the September Meeting provided a sufficient basis for taking action on the continuation of the Advisory Agreements with respect to each Fund for an additional year.

The Board also met over the course of the year with investment advisory personnel from RE Advisers and regularly reviewed detailed information, presented both orally and in writing, regarding the investment program, performance and operations of each Fund. Accordingly, the Board's determination to approve the continuance of the Agreements was made on the basis of each Director's business judgment after an evaluation of the information provided to the Board, both at the August and September Meetings and at prior meetings.

In reaching their determinations relating to the continuation of the Agreements, the Board, including the Independent Directors, considered all factors they believed relevant, including the factors discussed below. Individual Directors may have attributed different weights to the various factors and assigned various degrees of materiality to information received in connection with the approval process. No single factor was determined to be decisive.

In particular, the Board focused on the following:

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services the Advisers provide to the applicable Funds and the resources the Advisers dedicate to the Funds. In this regard, the Board evaluated, among other things, each Adviser's personnel, experience, track record, compliance program and, with respect to RE Advisers, oversight of the Funds' other service providers, including T. Rowe Price and Harding Loevner in their capacity as subadvisers to the Growth Fund and the International Equity Fund, respectively. The Board considered information concerning the investment philosophy and investment processes used by the Advisers in managing the Funds. In this context, the Board also considered the managerial and financial resources available to the Advisers and concluded that they would be sufficient to meet any reasonably foreseeable obligations under the current Agreements. The Board considered each Adviser's assessment of its ability to attract and retain capable personnel and succession planning processes with respect to the leadership of the Funds' portfolio management teams. The Board considered the quality of the services provided by the Advisers and the quality of the resources available to the Funds. The Board further considered each Adviser's experience and reputation and the professional qualifications of its personnel. The Board noted, in particular, that RE Advisers had made significant enhancements to its investment team in recent years and had made additional investments in personnel and technology to service existing shareholders in recent years.

32Regulatory and Shareholder Matters

Regulatory and Shareholder Matters (Continued)

The Board also considered that the Investment Management Agreements require RE Advisers to oversee the administration of all aspects of the Funds' business and affairs and to provide certain services required for effective administration of the Funds.

On the basis of these considerations as well as others and in the exercise of their business judgment, the Board concluded that the nature, extent and quality of services provided by the Advisers to the Funds supported the approval of the Agreements for an additional one-year period.

Investment Performance of the Funds. The Board reviewed reports provided by Strategic Insight that compared each Fund's performance record (trailing annualized net total returns) for the one-, three-, five-, and ten-year periods ended December 31, 2020, as applicable, against a group of funds within a category as assigned by Morningstar, Inc. (a "Peer Group") and the Fund's relevant benchmark index for the same time periods. In addition, the Board reviewed Morningstar Direct reports that compared each Fund's performance record for the one-, three-, five-, and ten-year periods ended June 30, 2021, as applicable, against each Fund's benchmark index and/or peer group, as applicable.

With respect to each Fund, the Board concluded that the Fund's performance (including absolute performance and, where applicable, outperformance of peers and relevant benchmarks over long-term periods) and/or other relevant factors supported continuation of the Agreements. In the case of each Fund that had performance that lagged that of a relevant peer group or benchmark for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported continuation of the advisory arrangements. These factors included, among other factors, that the Fund's more recent or long-term performance, as applicable, was competitive when compared to relevant performance benchmarks or peer groups. The Board also noted that there had been meetings with members of each Fund's portfolio management team on a regular basis during the prior year to discuss Fund performance and related matters.

Among other information, the Board took into account the following information regarding each individual Fund's performance.

Daily Income Fund

With respect to the Daily Income Fund, the Board noted that the Fund's trailing annualized net total return was 0.19% for the one-year period ended December 31, 2020, 0.90% for the three-year period ended December 31, 2020, 0.58% for the five-year period ended December 31, 2020, and 0.29% for the ten-year period ended December 31, 2020, compared to the return of its benchmark index, the Lipper Money Market Index, which had returns of 0.41%, 1.33%, 0.95%, and 0.48% for the same periods.

The Board considered RE Advisers' statement that, while the Fund ranked in the fifth quintile for the one-, three-, and five-year periods, the Fund was an important part of the investment line-up for the Funds' shareholder base and the cooperatives that are in that base. The Board also noted that Invesco Advisors, Inc. began providing subadvisory services to the Fund on May 1, 2021, pursuant to an Investment Sub-advisory Agreement by and between RE Advisers and Invesco Advisers, Inc. with respect to the Fund, which was approved by the Board at its March 4-5, 2021 meeting.

Short-Term Government Securities Fund

With respect to the Short-Term Government Securities Fund, the Board noted that the Fund's trailing annualized net total return was 4.13% for the one-year period ended December 31, 2020, 2.88% for the three-year period ended December 31, 2020, 1.99% for the five-year period ended December 31, 2020 and 1.43% for the ten-year period ended December 31, 2020, compared to the return of its benchmark index, the BofA Merrill Lynch 1-5 Year

U.S. Treasury Index, which had returns of 4.25%, 3.31%, 2.33%, and 1.79% for the same periods.

The Board considered that the Fund ranked in the first quintile of the Fund's Peer Group for the one- and three-year periods and the second quintile for the five- and 10-year periods ended December 31, 2020.

Short-Term Bond Fund

With respect to the Short-Term Bond Fund, the Board noted that the Fund's trailing annualized net total return was 5.42% for the one-year period ended December 31, 2020, 3.65% for the three-year period ended December 31, 2020, 2.87% for the five-year period ended December 31, 2020 and 2.44% for the ten-year period ended December 31, 2020, compared to the return of its benchmark index, the BofA Merrill Lynch 1-5 Year Corp./Gov. Index, which returned 4.65%, 3.69%, 2.79%, and 2.24% for the same periods.

The Board considered that the Fund ranked in the first quintile of the Fund's Peer Group for the one- and three-year periods ended December 31, 2020, in the second quintile for the five- and ten- year periods ended December 31, 2020.

Intermediate Bond Fund

With respect to the Intermediate Bond Fund, the Board noted that the Fund's trailing annualized net total return was 8.69% for the one-year period ended December 31, 2020, compared to the return of its benchmark index, the Bloomberg Barclays U.S. Aggregate Index, which returned 7.51% for the same period.

The Board considered that the Fund ranked in the second quintile of the Fund's Peer Group for the one-year period ended December 31, 2020.

Regulatory and Shareholder Matters	33

Regulatory and Shareholder Matters (Continued)

Value Fund

With respect to the Value Fund, the Board noted that the Fund's trailing annualized net total return was 7.61% for the one-year period ended December 31, 2020, 8.77% for the three-year period ended December 31, 2020, 12.03% for the five-year period ended December 31, 2020, and 11.97% for the ten-year period ended December 31, 2020, compared to the return of its benchmark index, the Russell 1000 Value Index, which had returns of 2.80%, 6.07%, 9.74%, and 10.50% for the same periods.

The Board noted that the Fund ranked in the first quintile of the Fund's Peer Group for the one-, three-, five- and ten-year periods ended December 31, 2020.

Growth Fund

With respect to the Growth Fund, the Board noted that that the Fund's trailing annualized net total return was 38.65% for the one-year period ended December 31, 2020, 22.76% for the three-year period ended December 31, 2020, 21.17% for the five-year period ended December 31, 2020, and 17.73% for the ten-year period ended December 31, 2020, compared to the return of its benchmark index, the Russell 1000 Growth Index, which had returns of 38.49%, 22.99%, 21.00%, and 17.21% for the same periods.

The Board noted that the Fund ranked in the second quintile of the Fund's Peer Group for the one- and three-year periods ended December 31, 2020 and in the first quintile for the five- and ten-year periods ended December 31, 2020.

International Equity Fund

With respect to the International Equity Fund, the Board noted that the Fund's trailing annualized net total return was 21.34% for the one-year period ended December 31, 2020, 9.74% for the three-year period ended December 31, 2020, 12.17% for the five-year period ended December 31, 2020, and 6.56% for the ten-year period ended December 31, 2020, compared to the return of its benchmark index, the MSCI EAFE Index, which had returns of 7.82%, 4.28%, 7.45% and 5.51% for the same periods.

The Board noted that the Fund ranked in the third quintile of the Fund's Peer Group for the one-year period ended December 31, 2020, in the fourth quintile of the Fund's Peer Group for the three- and ten-year periods ended December 31, 2020, and in the second quintile for the five-year period ended December 31, 2020.

The Board considered Harding Loevner's explanation regarding contributors to the Fund's short-term performance and long-term goals. The Board also considered Harding Loevner statements regarding the Fund's performance versus the eVestment EAFE Large Cap Growth Equity Universe, which it views to be an appropriate peer universe because it contains constituents with similar characteristics to the Harding Loevner EAFE Equity strategy that is used for the Fund.

Small-Company Stock Fund

With respect to the Small-Company Stock Fund, the Board noted that the Fund's trailing annualized net total return was 22.08% for the one-year period ended December 31, 2020, 3.26% for the three-year period ended December 31, 2020, 7.94% for the five-year period ended December 31, 2020, and 9.44% for the ten-year period ended December 31, 2020, compared to the return of its benchmark index, the Russell 2000 Index, which had returns of 19.96%, 10.25%, 13.26% and 11.20% for the same periods.

The Board noted that the Fund ranked in the first quintile of the Fund's Peer Group for the one-year period ended December 31, 2020, in the fifth quintile for the three- and five-year periods ended December 31, 2020, and in the fourth quintile for the ten-year period ended December 31, 2020. The Board considered that performance had improved subsequent to RE Advisers' taking steps to support and enhance the investment resources available to the portfolio management team (in addition to expanding the investment team).

Comparative Fees and Expense Ratios. The Board considered the net total expense ratio, contractual advisory fees, net operating expense ratio and other expense information for each Fund provided by Strategic Insight as compared against the Fund's peer group identified by Strategic Insight ("Expense Group"). The Board noted that the Funds are not currently subject to Rule 12b-1 fees and that the expense information provided by Strategic Insight included comparisons of the Funds' net total expense ratios with those of their Expense Group peers both inclusive and exclusive of 12b-1 fees.

The Board concluded that the fees payable by the Funds to RE Advisers are reasonable in relation to the nature and quality of the services provided. In reaching this conclusion, the Board compared the fees payable by the Funds to the fees paid by other mutual funds that are in the same Expense Group. The Board also considered the fees RE Advisers receives from, and the scope of services it provides to, other RE Advisers clients, including its separate account and unified managed account clients, noting the significantly broader scope of services that RE Advisers provides to the Funds as compared to the other types of clients. In reaching their conclusion, the Board also took into account the costs and risks assumed by RE Advisers in connection with launching and maintaining publicly-offered mutual funds, and how those costs and risks differ from those associated with other components of RE Advisers' business. The Board also considered the high level of customer service RE Advisers provides to shareholders. With respect to the total net expense ratios for certain of the Funds, the Board noted that the current net asset levels impacted the expense ratios for the Funds, and that expense ratios would be expected to decline as assets increase.

34Regulatory and Shareholder Matters

Regulatory and Shareholder Matters (Continued)

Among other information, the Board took into account the following information regarding particular Fund expense information.

Daily Income Fund

The Board noted that the Fund's contractual management fee as of December 31, 2020 was 0.50% of average daily net assets (which was lowered to 0.40% of average daily net assets effective May 1, 2021) and the net total expense ratio was 0.37%. The Fund's net total expense ratio ranked 9 out of 11 of the Fund's Expense Group (excluding Rule 12b-1 /non-12b-1 service fees), which was comprised of money market-taxable funds selected by Strategic Insight. The Board considered RE Advisers' agreement to contractually limit fees and reimburse expenses to the extent necessary to keep the Daily Income Fund's total annual operating expenses (subject to certain excluded expenses) from exceeding 0.60% of the Fund's average daily net assets until at least May 1, 2022. The Board also noted that from 2009 to mid-2018, in order to maintain a positive yield for the Daily Income Fund, RE Advisers had voluntarily waived a portion of its management fee, and that effective April 20, 2020 RE Advisers has voluntarily agreed to waive fees or reimburse expenses to the extent necessary to assist the Fund in attempting to maintain a positive yield. The Board considered the effect of peer funds' fee waivers on those funds' fee levels as compared to the Fund's.

Short-Term Government Securities Fund

The Board noted that the Fund's contractual management fee is 0.45% of average daily net assets and the net total expense ratio was 0.75%. The Fund's net total expense ratio ranked 7 out of 9 of the Fund's Expense Group (excluding Rule 12b-1 /non-12b-1 service fees), which was comprised of short government funds selected by Strategic Insight. The Board also considered RE Advisers' agreement to contractually limit fees and reimburse expenses (subject to certain excluded expenses) to the extent necessary to keep the Short-Term Government Securities Fund's total annual operating expenses from exceeding 0.75% of the Fund's average daily net assets until at least May 1, 2022.

Short-Term Bond Fund

The Board noted that the Fund's contractual management fee is 0.60% of average daily net assets and the net total expense ratio was 0.78%. The Fund's net total expense ratio ranked 20 out of 22 of the Fund's Expense Group (excluding Rule 12b-1 /non-12b-1 service fees), which was comprised of short-term bond funds selected by Strategic Insight. The Board also considered RE Advisers' agreement to contractually limit fees and reimburse expenses (subject to certain excluded expenses) to the extent necessary to keep the Short-Term Bond Fund's total annual operating expenses from exceeding 0.80% of the Fund's average daily net assets until at least May 1, 2022.

Intermediate Bond Fund

The Board noted that the Fund's contractual management fee is 0.60% of average daily net assets up to $500 million, 0.50% of average daily net assets up to the next $500 million; and 0.45% of average net assets in excess of $1 billion, and the net total expense ratio was 0.80%. The Fund's net total expense ratio ranked 15 out of 18 of the Fund's Expense Group (excluding Rule 12b-1 /non-12b-1 service fees), which was comprised of intermediate core bond funds selected by Strategic Insight. The Board also considered RE Advisers' agreement to contractually limit fees and reimburse expenses (subject to certain excluded expenses) to the extent necessary to keep the Intermediate Bond Fund's total annual operating expenses from exceeding 0.80% of the Fund's average daily net assets until at least May 1, 2022.

Value Fund

The Board noted that the Fund's contractual management fee is 0.65% of average daily net assets up to $200 million; 0.50% of average daily net assets up to the next $200 million; and 0.40% of average daily net assets in excess of

$400 million, and the net total expense ratio was 0.65%. The Fund's net total expense ratio ranked 4 out of 22 of the Fund's Expense Group (excluding Rule 12b-1 /non-12b-1 service fees), which was comprised of large value funds selected by Strategic Insight. The Board also considered RE Advisers' agreement to contractually limit fees and reimburse expenses (subject to certain excluded expenses) to the extent necessary to keep the Value Fund's total annual operating expenses from exceeding 1.25% of the Fund's average daily net assets until at least May 1, 2022.

Growth Fund

The Board noted that the Fund's contractual management fee is 0.65% of average daily net assets up to $250 million and 0.60% of average daily net assets over $250 million, and the net total expense ratio was 0.89%. The Fund's net total expense ratio each ranked 12 out of 22 of the Fund's Expense Group (excluding Rule 12b-1 /non-12b-1 service fees), which was comprised of large growth funds selected by Strategic Insight. The Board also considered RE Advisers' agreement to contractually limit fees and reimburse expenses (subject to certain excluded expenses) to the extent necessary to keep the Growth Fund's total annual operating expenses from exceeding 1.00% of the Fund's average daily net assets until at least May 1, 2022.

The Board considered the fees paid to T. Rowe Price under the current Sub-advisory Agreement. This information included comparison of the Growth Fund's subadvisory fee to that charged by T. Rowe Price to other accounts with a similar investment objective to the Fund, as well as the current management fee paid to RE Advisers under the existing Investment Management Agreement. The Board also took into account the anticipated demands, complexity and quality of the investment management of the Fund. The

Regulatory and Shareholder Matters	35

Regulatory and Shareholder Matters (Continued)

Board noted that RE Advisers, and not the Fund, is responsible for paying the fees charged by T. Rowe Price. The Board noted RE Advisers' and T. Rowe Price's representations about the services each provide to the Growth Fund. Based on these and other considerations, the Board concluded that the subadvisory fee payable by RE Advisers to T. Rowe Price is reasonable in relation to the nature and quality of the services provided.

International Equity Fund

The Board noted that the Fund's contractual management fee is 0.75% of average daily net assets up to $300 million; 0.65% of average daily net assets up to the next $100 million; 0.55% of average daily net assets up to the next $100 million and 0.50% of average net assets in excess of $500 million, and the net total expense ratio was 0.99%. The Fund's net total expense ratio ranked 10 out of 17 of the Fund's Expense Group (excluding Rule 12b-1 /non-12b-1 service fees), which was comprised of foreign large growth funds selected by Strategic Insight. The Board also considered RE Advisers' agreement to contractually limit fees and reimburse expenses to the extent necessary to keep the International Equity Fund's total annual operating expenses (subject to certain excluded expenses) from exceeding 1.00% of the Fund's average daily net assets until at least May 1, 2022.

The Board considered the fees paid to Harding Loevner under the current Sub-advisory Agreement. This information included a representation from Harding Loevner that the subadvisory fees for its other clients are not materially different from the Fund's subadvisory fee and are each individually negotiated. The Board also took into account the anticipated demands, complexity and quality of the investment management of the Fund. The Board noted that RE Advisers, and not the Fund, is responsible for paying the fees charged by Harding Loevner. The Board noted RE Advisers' and Harding Loevner's representations regarding the services each provides to the International Equity Fund. Based on these and other considerations, the Board concluded that the subadvisory fee payable by RE Advisers to Harding Loevner is reasonable in relation to the nature and quality of the services provided.

Small-Company Stock Fund

The Board noted that the Fund's contractual management fee is 0.85% of average daily net assets up to $200 million and 0.75% of average daily net assets in excess of

$200 million and the net total expense ratio was 1.12%. The Fund's net total expense ratio ranked 20 out of 22 of the Fund's Expense Group (excluding Rule 12b-1 /non-12b-1 service fees), which was comprised of small blend funds selected by Strategic Insight. The Board also considered RE Advisers' agreement to contractually limit fees and reimburse expenses to the extent necessary to keep the Small-Company Stock Fund's total annual operating expenses (subject to certain excluded expenses) from exceeding 1.50%

of the Fund's average daily net assets until at least May 1, 2022. The Board also considered the Fund's lower net asset level in recent years, relative to previous years, which resulted in certain expenses being allocated across a smaller asset base.

After reviewing these and related factors, the Board concluded, within the context of their overall conclusions regarding the Agreements, that the fees to be charged to the Funds were fair and reasonable, and that the anticipated costs of these services generally supported the approval of the Agreements.

Cost of Services and Profits Realized by the Advisers. The Board considered the cost of the services provided by RE Advisers. The Board reviewed the information provided by RE Advisers concerning its profitability from the fees received from and the services provided to the Funds and the financial condition of RE Advisers for various past periods. The Board considered the profit margin information for RE Advisers' investment company business as a whole, as well as RE Advisers' profitability data for the Funds. The Board reviewed RE Advisers' assumptions and methods of cost allocation used in preparing Fund-specific profitability data. The Board also considered the basis for RE Advisers' belief that its methods of allocation were reasonable.

The Board considered their discussion with representatives of RE Advisers about the fees being charged to the Funds and considered the other administrative, compliance and shareholder services provided by RE Advisers to the Funds. The Board considered the Funds' increased regulatory requirements. The Board noted and discussed the additional services provided by RE Advisers to the Funds compared to other investment products managed by RE Advisers, and noted that, in the cases of the Growth Fund and the International Equity Fund, RE Advisers, and not the Fund, would pay the subadvisory fees to the subadvisers. The Board determined that RE Advisers should be entitled to earn a reasonable level of profits for the services it provides to the Funds. In light of the foregoing, the Board, including the Independent Directors, determined that the management fees were reasonable in relation to the wide array of services provided to the Funds.

The Board considered the compensation to be received by Harding Loevner and T. Rowe Price from their relationship with the International Equity Fund and Growth Fund, respectively, and considered the information on profitability provided by T. Rowe Price. The Board noted that RE Advisers would continue to pay each subadviser from the management fees received from the Funds, and that the agreements were negotiated at arm's length between RE Advisers and the subadvisers.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale for the benefit of each Fund's shareholders. The Board

36Regulatory and Shareholder Matters

Regulatory and Shareholder Matters (Continued)

noted that the Intermediate Bond Fund, Value Fund, Growth Fund, Small-Company Stock Fund and International Equity Fund include breakpoints in their fee schedules, though some Fund assets have not yet reached the necessary levels to qualify for a lower fee rate. The Board was satisfied that the current fee structure was appropriate at this time.

Fall-Out Benefits. Additionally, the Board considered so-called "fall-out benefits" to the Advisers, such as research, statistical and quotation services the Advisers may receive from broker-dealers executing the Funds' portfolio transactions on an agency basis.

CONCLUSION

On the basis of these considerations as well as others and in the exercise of their business judgment, the Board, including the Independent Directors, voted unanimously to approve the continuation of the Agreements for an additional one-year period.

Regulatory and Shareholder Matters	37

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Homestead Funds, Inc. and the Board of Trustees of Homestead Funds Trust and Shareholders of Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Growth Fund, International Equity Fund, Small-Company Stock Fund, Intermediate Bond Fund and Rural America Growth & Income Fund.

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Growth Fund, International Equity Fund and Small-Company Stock Fund (constituting Homestead Funds, Inc.), Intermediate Bond Fund and Rural America Growth & Income Fund (constituting Homestead Funds Trust) (hereafter collectively referred to as the "Funds") as of December 31, 2021, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2021, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statement of	Statement of change	Financial Highlights
	Operations	in net assets

Daily Income Fund

Short-Term Government

Securities Fund

Short-Term Bond Fund

Stock Index Fund

Value Fund

Growth Fund

Small-Company Stock Fund

International Equity Fund

For the year ended	For the years ended
December 31, 2021	December 31, 2021
and 2020

For the years ended December 31, 2021, 2020, 2019, 2018, and 2017

Intermediate Bond Fund	For the year ended	For the years ended
	December 31, 2021	December 31, 2021
and 2020

For the years ended December 31, 2021, and 2020, and the period May 1, 2019 (inception) to December 31, 2019

Rural America Growth & Income Fund	For the period May 1,
2021 (inception) to
December 31, 2021

For the period May 1, 2021 (inception) to December 31, 2021

For the period May 1, 2021 (inception) to December 31, 2021

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

Washington, DC

February 25, 2022

We have served as the auditor of one or more investment companies in Homestead Funds group of investment companies since 2001.

38Report of Independent Registered Public Accounting Firm

Portfolio of Investments

Daily Income Fund | December 31, 2021

U.S. Government & Agency Obligations | 100.0% of portfolio

	Interest Rate /
	Yield	Maturity Date	Face Amount	Value
Federal Farm Credit Bank	0.06%(a)	11/16/22	$ 1,000,000	$999,982
Federal Farm Credit Bank	0.09(a)	05/19/23	1,000,000	1,000,000
Federal Farm Credit Bank	0.08(a)	06/14/23	500,000	500,000
Federal Farm Credit Bank	0.10(a)	09/29/23	1,000,000	1,000,000
Federal Farm Credit Bank	0.11(a)	11/07/23	500,000	500,000
Federal Home Loan Bank	0.05	01/05/22	700,000	699,996
Federal Home Loan Bank	0.05	01/19/22	5,000,000	4,999,888
Federal Home Loan Bank	0.05	01/28/22	4,000,000	3,999,850
Federal National Mortgage Assoc.	0.04	01/05/22	2,100,000	2,099,991
U.S. Treasury Bill	0.04	01/04/22	12,350,000	12,349,973
U.S. Treasury Bill	0.04	01/06/22	8,000,000	7,999,956
U.S. Treasury Bill	0.04	01/11/22	2,000,000	1,999,978
U.S. Treasury Bill	0.55	01/13/22	3,000,000	2,999,950
U.S. Treasury Bill	0.04	01/13/22	5,000,000	4,999,917
U.S. Treasury Bill	0.04	01/18/22	7,000,000	6,999,879
U.S. Treasury Bill	0.04	01/20/22	3,000,000	2,999,913
U.S. Treasury Bill	0.05	01/20/22	2,000,000	1,999,958
U.S. Treasury Bill	0.06	01/25/22	9,000,000	8,999,748
U.S. Treasury Bill	0.06	01/27/22	3,000,000	2,999,881
U.S. Treasury Bill	0.05	02/01/22	11,000,000	10,999,552
U.S. Treasury Bill	0.06	02/03/22	9,000,000	8,999,578
U.S. Treasury Bill	0.05	02/08/22	6,000,000	5,999,683
U.S. Treasury Bill	0.05	02/10/22	2,816,000	2,815,859
U.S. Treasury Bill	0.05	02/15/22	7,000,000	6,999,562
U.S. Treasury Bill	0.05	02/17/22	4,000,000	3,999,752
U.S. Treasury Bill	0.06	02/22/22	1,000,000	999,921
U.S. Treasury Bill	0.05	02/24/22	7,000,000	6,999,512
U.S. Treasury Bill	0.06	03/01/22	11,000,000	10,999,050
U.S. Treasury Bill	0.05	03/03/22	5,000,000	4,999,576
U.S. Treasury Bill	0.06	03/10/22	7,000,000	6,999,273
U.S. Treasury Bill	0.06	03/17/22	4,000,000	3,999,542
U.S. Treasury Bill	0.07	03/29/22	2,000,000	1,999,659
U.S. Treasury Bill	0.09	03/31/22	5,000,000	4,998,949
U.S. Treasury Bill	0.11	04/26/22	3,000,000	2,998,922
U.S. Treasury Bill	0.09	06/02/22	1,000,000	999,620
U.S. Treasury Bill	0.07	06/16/22	1,500,000	1,499,516
U.S. Treasury Bill	0.08	07/14/22	1,000,000	999,596
U.S. Treasury Bill	0.08	08/11/22	5,000,000	4,997,533
U.S. Treasury Note	0.14(a)	07/31/22	4,000,000	4,001,055
U.S. Treasury Note	2.00	07/31/22	2,000,000	2,022,078
U.S. Treasury Note	0.13(a)	01/31/23	6,000,000	6,001,579
U.S. Treasury Note	0.12(a)	04/30/23	4,100,000	4,100,242
U.S. Treasury Note	0.11(a)	07/31/23	3,500,000	3,500,048
U.S. Treasury Note	0.12(a)	10/31/23	5,500,000	5,500,176
Total U.S. Government & Agency Obligations
(Cost $188,578,693)				188,578,693
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments | Daily Income Fund | December 31, 2021 | (Continued)

Money Market Fund | less than 0.1% of portfolio

	Interest Rate /
	Yield	Shares	Value
State Street Institutional U.S. Government Money Market Fund
Premier Class	0.03%(b)	43,486	$43,486
Total Money Market Fund
(Cost $43,486)			43,486
Total Investments in Securities
(Cost $188,622,179) | 100.0%	$188,622,179

(a) Variable coupon rate as of December 31, 2021. (b)7-day yield at December 31, 2021.

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments

Short-Term Government Securities Fund | December 31, 2021

Corporate Bonds Guaranteed by Export-Import Bank of the United States | 50.2% of portfolio

	Interest Rate /
	Yield	Maturity Date	Face Amount	Value
Consumer Discretionary | 0.1%
Ethiopian Leasing (2012) LLC	2.68%	07/30/25	$70,260	$72,262
Total Consumer Discretionary				72,262
Energy | 21.9%
Petroleos Mexicanos	2.00	12/20/22	840,300	847,087
Petroleos Mexicanos	1.95	12/20/22	508,100	511,993
Petroleos Mexicanos	1.70	12/20/22	57,000	57,336
Petroleos Mexicanos	2.38	04/15/25	567,350	580,113
Petroleos Mexicanos	0.47(a)	04/15/25	7,525,000	7,526,933
Petroleos Mexicanos	2.46	12/15/25	694,000	712,936
Reliance Industries Ltd.	2.06	01/15/26	2,433,600	2,477,099
Reliance Industries Ltd.	1.87	01/15/26	3,135,789	3,179,964
Reliance Industries Ltd.	2.44	01/15/26	985,263	1,010,219
Total Energy				16,903,680
Financials | 28.2%
CES MU2 LLC	1.99	05/13/27	1,791,040	1,824,852
Durrah MSN 35603	1.68	01/22/25	606,496	612,613
DY8 Leasing LLC	2.63	04/29/26	187,500	193,299
DY9 Leasing LLC	2.37	03/19/27	650,648	669,735
Export Lease Eleven Co. LLC	0.41(a)	07/30/25	69,564	69,534
Helios Leasing II LLC	2.67	03/18/25	1,869,587	1,921,486
HNA 2015 LLC	2.29	06/30/27	263,102	270,529
HNA 2015 LLC	2.37	09/18/27	154,218	158,963
KE Export Leasing 2013-A LLC	0.43(a)	02/25/25	2,003,522	2,001,188
Lulwa Ltd.	1.89	02/15/25	1,205,909	1,222,279
Lulwa Ltd.	1.83	03/26/25	381,130	386,248
MSN 41079 and 41084 Ltd.	1.72	07/13/24	2,085,765	2,106,636
MSN 41079 and 41084 Ltd.	1.63	12/14/24	534,174	539,166
Osprey Aircraft Leasing LLC	2.21	06/21/25	129,317	131,994
Penta Aircraft Leasing 2013 LLC	1.69	04/29/25	613,444	619,534
Pluto Aircraft Leasing LLC	0.35(a)	02/07/23	1,212,116	1,210,485
Rimon LLC	2.45	11/01/25	180,000	184,516
Safina Ltd.	1.55	01/15/22	28,813	28,821
Safina Ltd.	2.00	12/30/23	823,213	832,975
Salmon River Export LLC	2.19	09/15/26	840,849	859,215
Sandalwood 2013 LLC	2.84	07/10/25	275,678	284,453
Sandalwood 2013 LLC	2.82	02/12/26	352,865	365,144
Santa Rosa Leasing LLC	1.69	08/15/24	165,640	167,165
Santa Rosa Leasing LLC	1.47	11/03/24	268,377	270,203
Thirax 1 LLC	0.97	01/14/33	1,883,187	1,813,653
VCK Lease SA	2.59	07/24/26	54,213	55,911
Washington Aircraft 2 Co. DAC	0.65(a)	06/26/24	3,027,540	3,030,631
Total Financials				21,831,228
Total Corporate Bonds Guaranteed by Export-Import Bank of
the United States
(Cost $38,684,542)				38,807,170
U.S. Government & Agency Obligations | 39.7% of portfolio
Export-Import Bank of the U.S.	1.90	07/12/24	861,306	871,464
Export-Import Bank of the U.S.	1.73	09/18/24	2,111,174	2,134,183
Export-Import Bank of the U.S.	1.58	11/16/24	141,432	142,601
Export-Import Bank of the U.S.	2.54	07/13/25	173,248	177,700
Export-Import Bank of the U.S.	2.33	01/14/27	236,249	243,653
Private Export Funding Corp.	1.75	11/15/24	1,000,000	1,018,250
U.S. Department of Housing & Urban Development	6.12	08/01/22	10,000	10,047
U.S. Department of Housing & Urban Development	5.77	08/01/26	94,000	94,360
The accompanying notes are an integral part of these financial statements.			Portfolio of Investments

Portfolio of Investments | Short-Term Government Securities Fund | December 31, 2021				|
(Continued)
U.S. Government & Agency Obligations | 39.7% of portfolio (Continued)
	Interest Rate /
	Yield	Maturity Date	Face Amount	Value
U.S. International Development Finance Corp.	2.22%(b)	01/24/25	$ 2,000,000	$2,149,849
U.S. International Development Finance Corp.	1.27(b)	06/21/25	1,000,000	1,023,463
U.S. International Development Finance Corp.	0.00(c)	07/17/25	1,000,000	996,274
U.S. International Development Finance Corp.	0.00(c)	01/17/26	700,000	757,540
U.S. International Development Finance Corp.	0.95(b)	04/23/29	5,000,000	5,094,667
U.S. International Development Finance Corp.	1.11	05/15/29	1,000,000	986,703
U.S. International Development Finance Corp.	2.36	10/15/29	1,787,412	1,851,052
U.S. International Development Finance Corp.	1.05	10/15/29	1,787,412	1,755,430
U.S. International Development Finance Corp.	1.24	08/15/31	1,500,000	1,469,640
U.S. Treasury Note	0.11(a)	07/31/23	325,000	325,047
U.S. Treasury Note	0.75	11/15/24	5,300,000	5,270,187
U.S. Treasury Note	1.25	11/30/26	50,000	49,969
U.S. Treasury Note	0.38	07/31/27	4,525,000	4,297,866
Total U.S. Government & Agency Obligations
(Cost $30,514,099)				30,719,945
Asset-Backed Securities | 3.6% of portfolio
Carvana Auto Receivables Trust 20-N1A (d)	2.01	03/17/25	188,438	189,308
Consumer Loan Underlying Bond 19-HP1 (d)	2.59	12/15/26	19,461	19,528
CPS Auto Trust 20-AB (d)	2.36	02/15/24	15,611	15,620
Credit Acceptance Auto Loan Trust 20-3A (d)	1.24	10/15/29	250,000	250,012
First Investors Auto Owner Trust 21-2A (d)	0.48	03/15/27	169,894	168,996
Foursight Capital Automobile Receivables Trust 19-1 (d)	2.67	03/15/24	24,206	24,225
Freedom Financial 21-2 (d)	0.68	06/19/28	42,535	42,499
GLS Auto Receivables Trust 19-4 (d)	2.47	11/15/23	4,964	4,968
GLS Auto Receivables Trust 21-3A (d)	0.42	01/15/25	125,091	124,976
GLS Auto Receivables Trust 21-4 (d)	0.84	07/15/25	200,000	199,959
Gracie Point International Fund 21-1 (d)	0.84(a)	11/01/23	205,967	206,368
LAD Auto Receivables Trust 21-1 (d)	1.30	08/17/26	272,596	272,055
Marlette Funding Trust 21-1 (d)	0.60	06/16/31	135,881	135,849
Oasis Securitisation 21-1A (d)	2.58	02/15/33	139,151	139,180
Oasis Securitisation 21-2A (d)	2.14	10/15/33	290,105	289,556
SBA Tower Trust (d)	3.45	03/15/23	290,000	291,398
SBA Tower Trust (d)	2.84	01/15/25	250,000	256,480
SoFi Consumer Loan Program Trust 19-4 (d)	2.45	08/25/28	1,206	1,207
Upstart Securitization Trust 21-3 (d)	0.83	07/20/31	125,485	125,031
Total Asset-Backed Securities
(Cost $2,762,487)				2,757,215
Corporate Bonds–Other | 3.0% of portfolio
Communication Services | 0.1%
Verizon Communications Inc.	1.26(a)	05/15/25	100,000	101,922
Total Communication Services				101,922
Financials | 2.9%
Athene Global Funding (d)	2.50	01/14/25	100,000	102,586
Bank of America Corp.	0.78(a)	10/24/24	250,000	251,324
Citigroup Inc.	1.26(a)	05/17/24	250,000	252,688
Fidus Investment Corp.	3.50	11/15/26	250,000	251,106
Goldman Sachs Group, Inc.	0.55(a)	09/10/24	250,000	249,663
J.P. Morgan Chase & Co.	1.04(a)	02/04/27	100,000	96,785
Main Street Capital Corp.	3.00	07/14/26	500,000	501,438
Owl Rock Capital Corp. III (d)	3.13	04/13/27	250,000	244,438
Owl Rock Core Income Corp. (d)	3.13	09/23/26	250,000	241,398
Total Financials				2,191,426
Total Corporate Bonds–Other
(Cost $2,301,957)				2,293,348
Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments | Short-Term Government Securities Fund | December 31, 2021				|
(Continued)
Municipal Bonds | 0.9% of portfolio
	Interest Rate /
	Yield	Maturity Date	Face Amount	Value
California | 0.3%
Gardena California Pension Obligation	2.07%	04/01/26	$ 200,000	$ 203,190
Total California				203,190
Minnesota | 0.1%
Shakopee Minnesota Independent School District No. 720	0.81	02/01/26	100,000	97,697
Total Minnesota				97,697
New York | 0.2%
Suffolk County New York	0.90	06/15/22	100,000	100,228
Suffolk County New York	1.05	06/15/23	100,000	100,322
Total New York				200,550
Texas | 0.3%
Harris County Texas Cultural Education Facilities Finance
Corp.	1.45	11/15/22	200,000	201,190
Total Texas				201,190
Total Municipal Bonds
(Cost $700,000)				702,627
Mortgage-Backed Security | 0.9% of portfolio
GNMA 21-8	1.00	01/20/50	697,935	688,271
Total Mortgage-Backed Security
(Cost $698,474)				688,271
Money Market Fund | 1.7% of portfolio
			Shares
State Street Institutional U.S. Government Money Market Fund
Premier Class	0.03(e)		1,316,897	1,316,897
Total Money Market Fund
(Cost $1,316,897)				1,316,897

Total Investments in Securities
(Cost $76,978,456) | 100.0%			$77,285,473

(a)Variable coupon rate as of December 31, 2021. (b)Interest is paid at maturity.

(c)Zero coupon rate, purchased at a discount.

(d)Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. The securities have been determined to be liquid under criteria established by the Fund's Board of Directors. The total of such securities at period-end amounts to $3,345,637 and represents 4.3% of total investments.

(e)7-day yield at December 31, 2021. LLC - Limited Liability Company

SA - Sociedad Anonima or Societe Anonyme DAC - Designated Activity Company

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments

Short-Term Bond Fund | December 31, 2021

Corporate Bonds–Other | 35.4% of portfolio

	Interest Rate /
	Yield	Maturity Date	Face Amount	Value
Communication Services | 3.0%
Baidu Inc.	3.88%	09/29/23	$ 1,165,000	$ 1,214,189
Sprint Spectrum Co. LLC (a)	4.74	03/20/25	1,625,000	1,700,075
Verizon Communications Inc.	1.26(b)	05/15/25	9,725,000	9,911,947
Verizon Communications Inc.	0.85	11/20/25	1,700,000	1,658,522
Verizon Communications Inc.	3.00	03/22/27	2,500,000	2,641,686
Total Communication Services				17,126,419
Consumer Discretionary | 2.1%
Daimler Finance N.A. LLC (a)	3.30	05/19/25	920,000	970,079
Daimler Trucks Financial N.A. LLC (a)	1.63	12/13/24	1,500,000	1,511,267
Daimler Trucks Financial N.A. LLC (a)	0.80(b)	12/13/24	2,500,000	2,501,775
Daimler Trucks Financial N.A. LLC (a)	2.00	12/14/26	2,000,000	2,008,533
Ralph Lauren Corp.	1.70	06/15/22	1,000,000	1,006,103
Ralph Lauren Corp.	3.75	09/15/25	850,000	915,738
US Airways 2013 1A PTT	3.95	05/15/27	3,057,667	3,085,735
Total Consumer Discretionary				11,999,230
Consumer Staples | 1.1%
7-Eleven, Inc. (a)	0.63	02/10/23	1,000,000	996,214
7-Eleven, Inc. (a)	0.80	02/10/24	1,090,000	1,077,553
7-Eleven, Inc. (a)	0.95	02/10/26	800,000	774,663
Altria Group, Inc.	4.40	02/14/26	1,339,000	1,474,916
Philip Morris International Inc.	0.88	05/01/26	2,000,000	1,927,615
Total Consumer Staples				6,250,961
Energy | 2.3%
Baker Hughes Holdings LLC	1.23	12/15/23	2,000,000	2,009,100
Baker Hughes Holdings LLC	2.06	12/15/26	2,000,000	2,017,948
Midwest Connector Capital Co. LLC (a)	3.63	04/01/22	2,176,000	2,179,916
Midwest Connector Capital Co. LLC (a)	3.90	04/01/24	3,270,000	3,389,264
NextEra Energy Capital Holdings, Inc.	1.88	01/15/27	2,000,000	2,011,860
Phillips 66 Co.	1.30	02/15/26	1,500,000	1,467,387
Total Energy				13,075,475
Financials | 18.7%
American Express Co.	0.89(b)	08/03/23	862,000	867,603
Antares Holdings LP	2.75	01/15/27	1,000,000	979,950
Astrazeneca Finance LLC	1.20	05/28/26	2,000,000	1,974,525
Athene Global Funding (a)	2.50	01/14/25	5,715,000	5,862,809
Aviation Capital Group (a)	1.95	01/30/26	3,000,000	2,926,130
Aviation Capital Group (a)	1.95	09/20/26	1,285,000	1,248,100
Bank of America Corp.	0.78(b)	10/24/24	1,805,000	1,814,558
Bank of America Corp.	4.00	01/22/25	1,210,000	1,292,265
Bank of America Corp.	3.95	04/21/25	2,210,000	2,362,272
Bank of America Corp.	2.46(b)	10/22/25	2,200,000	2,259,539
Bank of America Corp.	2.02(b)	02/13/26	2,100,000	2,127,027
Bank of America Corp.	1.32(b)	06/19/26	2,100,000	2,077,696
Bank of America Corp.	1.20(b)	10/24/26	920,000	901,639
BOC Aviation (USA) Corp. (a)	1.63	04/29/24	2,100,000	2,096,825
Capital Southwest Corp.	3.38	10/01/26	2,195,000	2,200,487
Citigroup Inc.	1.26(b)	05/17/24	5,337,000	5,394,373
Citigroup Inc.	7.00	12/01/25	4,000,000	4,770,287
Citigroup Inc.	3.11(b)	04/08/26	1,800,000	1,886,988
Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments | Short-Term Bond Fund | December 31, 2021 | (Continued)

Corporate Bonds–Other | 35.4% of portfolio (Continued)

	Interest Rate /
	Yield	Maturity Date	Face Amount	Value
Financials | 18.7% (Continued)
F&G Global Funding (a)	0.90%	09/20/24	$ 2,000,000	$1,970,267
F&G Global Funding (a)	1.75	06/30/26	2,500,000	2,484,394
Fidus Investment Corp.	4.75	01/31/26	490,000	508,470
Fidus Investment Corp.	3.50	11/15/26	1,750,000	1,757,746
GA Global Funding Trust (a)	0.80	09/13/24	920,000	902,204
Goldman Sachs Group, Inc.	0.67(b)	03/08/24	5,320,000	5,295,964
Goldman Sachs Group, Inc.	0.55(b)	09/10/24	3,750,000	3,744,945
Goldman Sachs Group, Inc.	3.50	04/01/25	2,065,000	2,183,601
J.P. Morgan Chase & Co.	4.02(b)	12/05/24	1,225,000	1,291,600
J.P. Morgan Chase & Co.	2.30(b)	10/15/25	2,130,000	2,178,368
J.P. Morgan Chase & Co.	2.08(b)	04/22/26	2,055,000	2,085,761
J.P. Morgan Chase & Co.	1.04(b)	02/04/27	910,000	880,745
Main Street Capital Corp.	5.20	05/01/24	1,866,000	1,989,246
Main Street Capital Corp.	3.00	07/14/26	4,829,000	4,842,885
Met Tower Global Funding (a)	1.25	09/14/26	705,000	689,733
Morgan Stanley	0.75(b)	01/20/23	372,000	372,058
Morgan Stanley	3.74(b)	04/24/24	1,020,000	1,055,232
Morgan Stanley	0.79(b)	05/30/25	2,770,000	2,733,799
Morgan Stanley	2.19(b)	04/28/26	425,000	433,337
Morgan Stanley	1.51(b)	07/20/27	865,000	851,367
Owl Rock Capital Corp. III (a)	3.13	04/13/27	2,320,000	2,268,386
Owl Rock Core Income Corp. (a)	3.13	09/23/26	2,250,000	2,172,580
Owl Rock Technology Finance Corp.	2.50	01/15/27	1,415,000	1,385,759
Protective Life Global Funding (a)	1.17	07/15/25	850,000	839,103
SCE Recovery Funding LLC	0.86	11/15/31	1,813,732	1,728,496
Security Benefit Global Funding (a)	1.25	05/17/24	4,000,000	3,980,273
Volkswagen Group of America Finance LLC (a)	1.25	11/24/25	6,555,000	6,411,417
Wells Fargo & Co.	2.16(b)	02/11/26	3,270,000	3,318,800
Wells Fargo & Co.	2.19(b)	04/30/26	2,120,000	2,157,445
Total Financials				105,557,054
Health Care | 2.0%
AmerisourceBergen Corp.	0.74	03/15/23	5,000,000	4,986,916
Baylor Scott & White Holdings	0.83	11/15/25	1,000,000	970,531
Cigna Corp.	1.01(b)	07/15/23	1,830,000	1,847,131
Cigna Corp.	1.25	03/15/26	2,695,000	2,656,088
Sutter Health	1.32	08/15/25	915,000	906,694
Total Health Care				11,367,360
Industrials | 1.9%
American Airlines Group Inc.	3.60	03/22/29	2,218,435	2,287,014
American Airlines Group Inc.	3.95	01/11/32	1,000,000	990,672
BNSF Railway Co. (a)	3.44	06/16/28	377,757	410,958
Burlington Northern & Santa Fe Railway Co.	4.83	01/15/23	6,556	6,622
Delta Air Lines, Inc. (a)	7.00	05/01/25	965,000	1,103,390
Delta Air Lines, Inc.	7.38	01/15/26	730,000	859,427
United Airlines, Inc.	5.88	04/15/29	4,516,500	4,947,251
Total Industrials				10,605,334
Information Technology | 0.6%
Tsmc Arizona Corp.	1.75	10/25/26	3,300,000	3,301,492
Total Information Technology				3,301,492
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments | Short-Term Bond Fund | December 31, 2021 | (Continued)

Corporate Bonds–Other | 35.4% of portfolio (Continued)

	Interest Rate /
	Yield	Maturity Date	Face Amount	Value
Materials | 1.1%
E. I. Du Pont De Nemours and Co.	1.70%	07/15/25	$ 500,000	$503,582
Georgia-Pacific LLC (a)	0.95	05/15/26	1,450,000	1,406,197
Nucor Corp.	2.00	06/01/25	2,110,000	2,151,413
PPG Industries, Inc.	1.20	03/15/26	2,000,000	1,956,249
Total Materials				6,017,441
Real Estate | 0.2%
Service Properties Trust	7.50	09/15/25	930,000	1,007,594
Total Real Estate				1,007,594
Utilities | 2.4%
Brooklyn Union Gas Co. (a)	3.41	03/10/26	3,200,000	3,363,400
Entergy Louisiana, LLC	3.78	04/01/25	1,445,000	1,531,287
Metropolitan Edison Co. (a)	4.00	04/15/25	2,800,000	2,964,336
PPL Electric Utilities Corp.	0.47(b)	09/28/23	1,000,000	997,447
San Diego Gas & Electric Co.	1.91	02/01/22	355,180	355,444
Southern California Edison Co.	1.85	02/01/22	585,000	585,446
Southern California Edison Co.	1.10	04/01/24	1,850,000	1,842,972
Southern California Edison Co.	1.20	02/01/26	2,065,000	2,022,609
Total Utilities				13,662,941
Total Corporate Bonds–Other
(Cost $200,232,518)				199,971,301
U.S. Government & Agency Obligations | 30.9% of portfolio
U.S. Department of Housing & Urban Development	6.12	08/01/22	10,000	10,047
U.S. International Development Finance Corp.	0.67(c)	04/23/29	1,230,000	1,211,631
U.S. International Development Finance Corp.	2.36	10/15/29	755,182	782,069
U.S. International Development Finance Corp.	1.05	10/15/29	1,085,853	1,066,424
U.S. Treasury Note	0.14(b)	10/31/22	20,900,000	20,907,634
U.S. Treasury Note	0.13(b)	01/31/23	1,900,000	1,900,733
U.S. Treasury Note	0.11(b)	07/31/23	4,200,000	4,200,609
U.S. Treasury Note	0.12(b)	10/31/23	18,700,000	18,703,513
U.S. Treasury Note	0.50	11/30/23	24,320,000	24,226,900
U.S. Treasury Note	0.75	11/15/24	95,342,000	94,805,701
U.S. Treasury Note	1.25	11/30/26	6,432,000	6,427,980
Total U.S. Government & Agency Obligations
(Cost $174,554,106)				174,243,241
Yankee Bonds | 14.2% of portfolio
AerCap Ireland Capital DAC	1.75	01/30/26	345,000	338,380
Aircastle Ltd. (a)	5.25	08/11/25	1,243,000	1,366,810
Antares Holdings LP	3.95	07/15/26	335,000	344,474
Avolon Holdings Funding Ltd. (a)	2.88	02/15/25	1,840,000	1,879,577
Avolon Holdings Funding Ltd. (a)	5.50	01/15/26	1,850,000	2,044,470
Avolon Holdings Funding Ltd. (a)	2.13	02/21/26	1,500,000	1,472,216
Baidu Inc.	3.08	04/07/25	1,050,000	1,088,935
Banco Bilbao Vizcaya Argentaria SA	1.13	09/18/25	800,000	783,557
Banco Santander SA	1.72(b)	09/14/27	2,000,000	1,963,606
Bank of Montreal	4.34(b)	10/05/28	1,300,000	1,367,216
Barclays PLC	1.54(b)	05/16/24	1,250,000	1,265,550
Barclays PLC	2.85(b)	05/07/26	1,250,000	1,289,196
Barclays PLC	2.28(b)	11/24/27	2,500,000	2,504,457
Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments | Short-Term Bond Fund | December 31, 2021 | (Continued)

Yankee Bonds | 14.2% of portfolio (Continued)

	Interest Rate /
	Yield	Maturity Date	Face Amount	Value
BMW Finance NV (a)	2.40%	08/14/24	$ 2,500,000	$ 2,571,266
BOC Aviation Ltd. (a)	1.34(b)	09/26/23	3,338,000	3,345,648
BPCE SA (a)	1.00	01/20/26	1,500,000	1,450,926
Credit Agricole SA (a)	1.25(b)	01/26/27	2,000,000	1,946,119
Danske Bank AS (a)	0.98	09/10/25	1,250,000	1,230,739
Delta and SkyMiles IP Ltd. (a)	4.50	10/20/25	780,000	819,789
Enel Finance International NV (a)	2.65	09/10/24	3,275,000	3,372,526
Legrand France SA	8.50	02/15/25	3,384,000	4,090,979
Lloyds Banking Group PLC	2.91(b)	11/07/23	1,400,000	1,422,560
Macquarie Group Ltd. (a)	1.34(b)	01/12/27	2,500,000	2,432,355
Nationwide Building Society (a)	3.62(b)	04/26/23	1,980,000	1,996,106
NatWest Group PLC	2.36(b)	05/22/24	845,000	858,490
NatWest Group PLC	4.52(b)	06/25/24	1,325,000	1,386,117
NatWest Group PLC	4.27(b)	03/22/25	1,330,000	1,407,469
Nissan Motor Co., Ltd. (a)	4.35	09/17/27	1,850,000	1,997,163
Panasonic Corp. (a)	2.68	07/19/24	3,880,000	4,004,114
Reckitt Benckiser Treasury Services PLC (a)	2.75	06/26/24	1,100,000	1,136,606
Royal Bank of Canada	4.65	01/27/26	2,500,000	2,772,425
Saudi Arabian Oil Co. (a)	1.25	11/24/23	800,000	800,000
Saudi Arabian Oil Co. (a)	1.63	11/24/25	500,000	496,848
Schlumberger Finance Canada Ltd.	1.40	09/17/25	1,000,000	996,295
Schlumberger Holdings Corp. (a)	3.75	05/01/24	2,974,000	3,120,071
Siemens Financieringsmaatschappij NV (a)	1.20	03/11/26	780,000	767,272
Sinopec Group Overseas Development (2012) Ltd. (a)	3.90	05/17/22	2,100,000	2,122,050
Sumitomo Mitsui Trust Bank Ltd. (a)	0.80	09/16/24	2,500,000	2,458,309
Syngenta Finance NV (a)	4.44	04/24/23	400,000	413,500
Tencent Holdings Ltd. (a)	3.80	02/11/25	1,850,000	1,964,156
Tencent Holdings Ltd. (a)	1.81	01/26/26	1,000,000	998,528
Tencent Music Entertainment Group	1.38	09/03/25	3,035,000	2,952,750
TransCanada Pipelines Ltd.	7.06	10/14/25	6,043,000	7,123,977
Total Yankee Bonds
(Cost $80,030,250)				80,163,597

Asset-Backed Securities | 12.8% of portfolio

American Credit Acceptance Receivables Trust 19-1C (a)	3.50	04/14/25	95,835	95,996
American Credit Acceptance Receivables Trust 20-3B (a)	1.15	08/13/24	741,685	742,578
American Credit Acceptance Receivables Trust 21-2B (a)	0.68	05/13/25	625,000	623,640
American Credit Acceptance Receivables Trust 21-4B (a)	0.86	02/13/26	1,081,000	1,075,387
Avant Credit Card Master Trust 21-1A (a)	1.37	04/15/27	2,500,000	2,466,101
Avid Automobile Receivables Trust 21-1A (a)	0.61	01/15/25	661,582	660,711
Carvana Auto Receivables Trust 20-N1A (a)	2.01	03/17/25	1,175,856	1,181,285
Colony American Finance Ltd. 21-2 (a)	1.41	07/15/54	903,745	875,365
Consumer Loan Underlying Bond 19-HP1 (a)	2.59	12/15/26	288,993	289,989
CoreVest American Finance 20-4 (a)	1.17	12/15/52	850,199	826,122
CoreVest American Finance 21-1 (a)	1.57	04/15/53	1,218,467	1,193,569
CoreVest American Finance 21-3 (a)	2.49	10/15/54	2,480,000	2,459,246
CPS Auto Trust 20-AB (a)	2.36	02/15/24	124,891	124,958
CPS Auto Trust 21-B (a)	0.81	12/15/25	920,000	916,759
Credit Acceptance Auto Loan Trust 19-1B (a)	3.75	04/17/28	2,829,931	2,841,502
Credit Acceptance Auto Loan Trust 19-1C (a)	3.94	06/15/28	785,000	796,665
Credit Acceptance Auto Loan Trust 20-1A (a)	2.01	02/15/29	1,725,000	1,738,637
Credit Acceptance Auto Loan Trust 20-2A (a)	1.37	07/16/29	870,000	872,798
Credit Acceptance Auto Loan Trust 20-3A (a)	1.24	10/15/29	2,500,000	2,500,121
Credit Acceptance Auto Loan Trust 21-2A (a)	0.96	02/15/30	1,755,000	1,744,493
Credito Real USA Auto Receivables Trust 21-1 (a)	1.35	02/16/27	1,598,325	1,595,011
DT Auto Owner Trust 18-2D (a)	4.15	03/15/24	133,080	134,491
DT Auto Owner Trust 19-1C (a)	3.61	11/15/24	43,122	43,194
The accompanying notes are an integral part of these financial statements.			Portfolio of Investments

Portfolio of Investments | Short-Term Bond Fund | December 31, 2021 | (Continued)

Asset-Backed Securities | 12.8% of portfolio (Continued)

	Interest Rate /
	Yield	Maturity Date	Face Amount	Value
DT Auto Owner Trust 20-3A (a)	0.54%	04/15/24	$ 428,135	$428,224
Entergy New Orleans Storm Recovery Fund 15-1	2.67	06/01/27	313,753	316,284
Exeter Automobile Receivables Trust 21-1	0.34	03/15/24	479,606	479,427
FIC Funding 21-1 (a)	1.13	04/15/33	1,063,401	1,057,669
First Investors Auto Owner Trust 21-2A (a)	0.48	03/15/27	2,081,197	2,070,199
Flagship Credit Auto Trust 21-3 (a)	0.36	07/15/27	3,653,572	3,623,346
Foursight Capital Automobile Receivables Trust 19-1 (a)	2.67	03/15/24	334,048	334,304
Freedom Financial 21-2 (a)	0.68	06/19/28	274,546	274,311
FRTKL 21-SFR1 (a)	1.57	09/17/38	970,000	949,559
GLS Auto Receivables Trust 19-4 (a)	2.47	11/15/23	20,997	21,014
GLS Auto Receivables Trust 20-2 (a)	1.58	08/15/24	628,125	629,713
GLS Auto Receivables Trust 20-3 (a)	0.69	10/16/23	18,081	18,084
GLS Auto Receivables Trust 20-4 (a)	0.52	02/15/24	465,215	465,298
GLS Auto Receivables Trust 21-3A (a)	0.42	01/15/25	1,684,552	1,683,011
GLS Auto Receivables Trust 21-4 (a)	0.84	07/15/25	2,785,000	2,784,431
Gracie Point International Fund 20-B (a)	1.49(b)	05/02/23	749,971	753,609
Gracie Point International Fund 21-1 (a)	0.84(b)	11/01/23	1,489,764	1,492,660
LAD Auto Receivables Trust 21-1 (a)	1.30	08/17/26	1,653,748	1,650,469
Longtrain Leasing III LLC 2015-1 (a)	2.98	01/15/45	276,681	279,633
Marlette Funding Trust 21-1 (a)	0.60	06/16/31	475,585	475,472
NP SPE II LLC 17-1 (a)	3.37	10/21/47	332,504	338,063
Oasis Securitisation 21-1A (a)	2.58	02/15/33	772,012	772,170
Oasis Securitisation 21-2A (a)	2.14	10/15/33	2,451,384	2,446,745
Oportun Funding 21-A (a)	1.21	03/08/28	1,070,000	1,067,577
Oportun Funding 21-B (a)	1.47	05/08/31	2,225,000	2,210,839
Oscar US Funding Trust 21-1A (a)	0.40	03/11/24	636,368	635,598
Progress Residential Trust 21-SFR8 (a)	1.51	10/17/38	1,322,000	1,292,016
SBA Tower Trust (a)	3.45	03/15/23	2,420,000	2,431,664
SBA Tower Trust (a)	2.84	01/15/25	4,765,000	4,888,505
SBA Tower Trust (a)	1.88	01/15/26	1,450,000	1,447,860
SBA Tower Trust (a)	1.63	11/15/26	195,000	191,856
SoFi Consumer Loan Program Trust 18-3 (a)	4.02	08/25/27	196,159	197,035
SoFi Consumer Loan Program Trust 19-4 (a)	2.45	08/25/28	16,279	16,296
United Auto Credit Securitization Trust 21-1A (a)	0.34	07/10/23	551,563	551,492
United Auto Credit Securitization Trust 21-1B (a)	0.68	03/11/24	3,230,000	3,228,983
Upstart Securitization Trust 21-1 (a)	0.87	03/20/31	565,820	563,897
Upstart Securitization Trust 21-3 (a)	0.83	07/20/31	829,183	826,188
Upstart Securitization Trust 21-4 (a)	0.84	09/20/31	1,400,298	1,386,486
Westlake Automobile Receivable Trust 19-2A (a)	2.84	07/15/24	762,903	766,648
Westlake Automobile Receivable Trust 20-3A (a)	0.56	05/15/24	1,218,568	1,218,832
Total Asset-Backed Securities
(Cost $72,430,103)				72,064,085

Corporate Bonds Guaranteed by Export-Import Bank of the United States | 2.6% of portfolio

Energy | 1.7%

Petroleos Mexicanos	0.47(b)	04/15/25	8,207,500	8,209,608
Petroleos Mexicanos	2.46	12/15/25	175,600	180,391
Reliance Industries Ltd.	1.87	01/15/26	1,426,263	1,446,355
Total Energy				9,836,354

Financials | 0.9%

MSN 41079 and 41084 Ltd.	1.72	07/13/24	589,634	595,535
MSN 41079 and 41084 Ltd.	1.63	12/14/24	705,911	712,508
Pluto Aircraft Leasing LLC	0.35(b)	02/07/23	141,515	141,324
Santa Rosa Leasing LLC	1.69	08/15/24	630,142	635,941
Thirax 1 LLC	0.97	01/14/33	2,259,824	2,176,384
Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments | Short-Term Bond Fund | December 31, 2021 | (Continued)

Corporate Bonds Guaranteed by Export-Import Bank of the United States | 2.6% of portfolio (Continued)

	Interest Rate /
	Yield	Maturity Date	Face Amount	Value
Financials | 0.9% (Continued)
Washington Aircraft 2 Co. DAC	0.65%(b)	06/26/24	$879,008	$879,906
Total Financials				5,141,598
Total Corporate Bonds Guaranteed by Export-Import Bank of
the United States
(Cost $15,032,410)				14,977,952
Municipal Bonds | 1.7% of portfolio
Arizona | 0.4%
Glendale Arizona	1.45	07/01/26	1,000,000	984,777
Glendale Arizona	1.72	07/01/27	1,235,000	1,218,499
Total Arizona				2,203,276
California | 0.3%
Chula Vista California Pension Obligation	0.84	06/01/26	795,000	764,210
EL Cajon California Pension Obligation	1.70	04/01/27	300,000	296,126
Gardena California Pension Obligation	2.07	04/01/26	560,000	568,932
San Francisco California Community College District	1.33	06/15/26	300,000	297,019
Total California				1,926,287
Maine | 0.1%
Maine Health & Higher Educational Facilities	1.66	07/01/27	300,000	301,354
Maine State Housing Authority	1.70	11/15/26	245,000	244,367
Total Maine				545,721
Minnesota | 0.1%
Shakopee Minnesota Independent School District No. 720	0.81	02/01/26	400,000	390,787
Total Minnesota				390,787
New Jersey | 0.4%
New Jersey Housing and Morgage Finance Agency	1.34	04/01/24	690,000	684,860
New Jersey Housing and Morgage Finance Agency	1.49	04/01/25	590,000	582,479
New Jersey Housing and Morgage Finance Agency	1.54	10/01/25	1,020,000	1,003,833
Total New Jersey				2,271,172
New York | 0.1%
Suffolk County New York	0.90	06/15/22	370,000	370,844
Suffolk County New York	1.05	06/15/23	350,000	351,127
Total New York				721,971
Texas | 0.3%
Grey Forest Texas Gas System Revenue	1.05	02/01/25	800,000	790,696
Harris County Texas Cultural Education Facilities Finance
Corp.	1.45	11/15/22	400,000	402,379
Harris County Texas Cultural Education Facilities Finance
Corp.	1.84	11/15/24	205,000	207,435
Total Texas				1,400,510
Total Municipal Bonds
(Cost $9,584,376)				9,459,724
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments | Short-Term Bond Fund | December 31, 2021 | (Continued)

Mortgage-Backed Securities | 0.6% of portfolio

	Interest Rate /
	Yield	Maturity Date	Face Amount	Value
ARM Master Trust 21-T (a)	1.42%	01/15/24	$ 589,000	$594,844
FHLMC 780754	2.25(b)	08/01/33	785	799
FNMA 813842	1.65(b)	01/01/35	2,041	2,110
GNMA 21-8	1.00	01/20/50	2,634,934	2,598,452
Salomon Brothers Mortgage Securities 97-LB6	6.82	12/25/27	1	1
Total Mortgage-Backed Securities
(Cost $3,229,161)				3,196,206

Money Market Fund | 1.8% of portfolio

		Shares
State Street Institutional U.S. Government Money Market Fund
Premier Class	0.03(d)	10,408,310	10,408,310
Total Money Market Fund
(Cost $10,408,310)			10,408,310

Total Investments in Securities
(Cost $565,501,234) | 100.0%			$564,484,416

(a)Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. The securities have been determined to be liquid under criteria established by the Fund's Board of Directors. The total of such securities at period-end amounts to $178,280,223 and represents 31.6% of total investments.

(b)Variable coupon rate as of December 31, 2021.

(c) Interest is paid at maturity.

(d)7-day yield at December 31, 2021.

LLC - Limited Liability Company

N.A. - North America

LP - Limited Partnership

DAC - Designated Activity Company

SA - Sociedad Anonima or Societe Anonyme

PLC - Public Limited Company

NV - Naamloze Vennottschap

AS - Anonim Sirket

ARM - Adjustable Rate Mortgage

FHLMC - Federal Home Loan Mortgage Corporation

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments

Intermediate Bond Fund | December 31, 2021

Corporate Bonds–Other | 35.5% of portfolio

	Interest Rate /
	Yield	Maturity Date	Face Amount	Value
Communication Services | 1.8%
AT&T Inc.	2.25%	02/01/32	$ 145,000	$140,117
AT&T Inc.	3.65	06/01/51	395,000	409,080
AT&T Inc.	3.65	09/15/59	140,000	141,384
Charter Communications Operating LLC	3.70	04/01/51	350,000	338,375
DISH DBS Corp. (a)	5.25	12/01/26	120,000	121,894
Sprint Spectrum Co. LLC (a)	4.74	03/20/25	365,625	382,517
T-Mobile US, Inc.	3.00	02/15/41	200,000	195,261
Verizon Communications Inc.	0.85	11/20/25	150,000	146,340
Verizon Communications Inc.	2.10	03/22/28	200,000	200,381
Verizon Communications Inc.	2.55	03/21/31	130,000	131,159
Verizon Communications Inc.	2.65	11/20/40	100,000	95,022
Verizon Communications Inc.	3.40	03/22/41	195,000	204,154
Verizon Communications Inc.	3.55	03/22/51	185,000	199,219
Total Communication Services				2,704,903
Consumer Discretionary | 4.8%
Amazon.com, Inc.	2.88	05/12/41	355,000	368,649
Amazon.com, Inc.	2.70	06/03/60	160,000	154,177
American Airlines Group, Inc. (a)	5.50	04/20/26	530,000	551,134
American Airlines Group, Inc. (a)	5.75	04/20/29	750,000	801,540
American Airlines Pass Through Trust 2017-1	3.65	02/15/29	128,906	134,504
Block Financial Corp.	2.50	07/15/28	145,000	145,160
Daimler Finance N.A. LLC (a)	3.30	05/19/25	175,000	184,526
Daimler Truck Financial Services USA LLC (a)	0.65(b)	12/14/23	410,000	410,299
Expedia Group, Inc.	4.63	08/01/27	330,000	367,478
Expedia Group, Inc.	2.95	03/15/31	1,000,000	998,580
Ford Motor Co.	3.37	11/17/23	200,000	206,274
Ford Motor Co.	3.38	11/13/25	200,000	207,784
General Motors Financial Co., Inc.	4.35	01/17/27	150,000	165,240
Harley-Davidson Financial Services, Inc. (a)	3.35	06/08/25	365,000	382,379
Kohl's Corp.	5.55	07/17/45	530,000	617,968
Lowe's Companies, Inc.	1.70	09/15/28	191,000	187,154
Lowe's Companies, Inc.	1.70	10/15/30	180,000	171,016
Lowe's Companies, Inc.	2.80	09/15/41	260,000	253,677
Lowe's Companies, Inc.	3.00	10/15/50	170,000	167,654
McDonald's Corp.	4.20	04/01/50	35,000	42,361
Mileage Plus Holdings, LLC (a)	6.50	06/20/27	225,000	240,188
Tractor Supply Co.	1.75	11/01/30	100,000	93,628
US Airways 2013 1A PTT	3.95	05/15/27	333,795	336,859
Total Consumer Discretionary				7,188,229
Consumer Staples | 0.8%
7-Eleven Inc. (a)	1.30	02/10/28	60,000	57,144
7-Eleven Inc. (a)	1.80	02/10/31	60,000	56,780
7-Eleven Inc. (a)	2.80	02/10/51	135,000	125,205
Anheuser-Busch InBev SA/NV	4.90	02/01/46	301,000	380,444
Smithfield Foods, Inc. (a)	2.63	09/13/31	340,000	328,961
Walmart Inc.	2.50	09/22/41	260,000	262,138
Total Consumer Staples				1,210,672
Energy | 2.9%
BP Capital Markets America Inc.	2.77	11/10/50	210,000	197,819
Cheniere Corpus Christi Holdings LLC	5.13	06/30/27	180,000	203,097
Cheniere Corpus Christi Holdings LLC	3.70	11/15/29	39,000	41,775
The accompanying notes are an integral part of these financial statements.			Portfolio of Investments

Portfolio of Investments | Intermediate Bond Fund | December 31, 2021 | (Continued)

Corporate Bonds–Other | 35.5% of portfolio (Continued)

	Interest Rate /
	Yield	Maturity Date	Face Amount	Value
Energy | 2.9% (Continued)
Cheniere Corpus Christi Holdings LLC (a)	2.74%	12/31/39	$ 170,000	$165,851
Energy Transfer Operating LP	4.50	04/15/24	150,000	158,978
Energy Transfer Operating LP	3.75	05/15/30	318,000	336,971
Energy Transfer Operating LP	6.00	06/15/48	420,000	521,778
Energy Transfer Operating LP	6.50(b)	12/31/99	145,000	147,537
EOG Resources, Inc.	4.38	04/15/30	85,000	98,224
EOG Resources, Inc.	4.95	04/15/50	60,000	81,509
EQM Midstream Partners, LP	4.75	07/15/23	188,000	195,521
EQM Midstream Partners, LP	5.50	07/15/28	68,000	74,290
Gray Oak Pipeline, LLC (a)	2.00	09/15/23	150,000	151,604
HollyFrontier Corp.	2.63	10/01/23	60,000	61,132
Marathon Oil Corp.	4.40	07/15/27	360,000	394,337
Midwest Connector Capital Co. LLC (a)	3.90	04/01/24	85,000	88,100
Midwest Connector Capital Co. LLC (a)	4.63	04/01/29	205,000	220,651
MPLX LP	1.75	03/01/26	80,000	79,195
MPLX LP	2.65	08/15/30	245,000	243,881
National Oilwell Varco, Inc.	3.60	12/01/29	112,000	115,688
Phillips 66	2.15	12/15/30	260,000	250,216
Pioneer Natural Resources Co.	1.90	08/15/30	255,000	242,184
Valero Energy Corp.	2.80	12/01/31	340,000	338,939
Total Energy				4,409,277
Financials | 13.7%
Athene Global Funding (a)	2.50	01/14/25	1,144,000	1,173,588
Athene Global Funding (a)	2.95	11/12/26	120,000	125,443
Athene Holding Ltd.	3.95	05/25/51	300,000	323,640
Aviation Capital Group (a)	1.95	09/20/26	340,000	330,237
Bank of America Corp.	0.78(b)	10/24/24	300,000	301,589
Bank of America Corp.	3.95	04/21/25	844,000	902,153
Bank of America Corp.	1.20(b)	10/24/26	200,000	196,008
Bank of America Corp.	2.50(b)	02/13/31	263,000	263,670
Bank of America Corp.	1.92(b)	10/24/31	700,000	670,220
Bank of America Corp.	2.57(b)	10/20/32	245,000	246,177
Bank of America Corp.	2.68(b)	06/19/41	275,000	264,706
Bank of America Corp.	2.83(b)	10/24/51	300,000	294,539
BOC Aviation (USA) Corp. (a)	1.63	04/29/24	220,000	219,667
CIT Group Inc.	3.93(b)	06/19/24	402,000	415,034
Citigroup Inc.	1.26(b)	05/17/24	150,000	151,612
Citigroup Inc.	4.45	09/29/27	653,000	728,108
Citigroup Inc.	2.98(b)	11/05/30	365,000	379,036
Citigroup Inc.	2.57(b)	06/03/31	870,000	877,524
CoreStates Capital II (a)	0.77(b)	01/15/27	725,000	701,590
Fidus Investment Corp.	4.75	01/31/26	55,000	57,073
Fidus Investment Corp.	3.50	11/15/26	300,000	301,328
GA Global Funding Trust (a)	0.80	09/13/24	240,000	235,358
Goldman Sachs Group, Inc.	3.50	01/23/25	265,000	279,374
Goldman Sachs Group, Inc.	3.50	04/01/25	565,000	597,450
Goldman Sachs Group, Inc.	1.43(b)	03/09/27	350,000	342,869
Goldman Sachs Group, Inc.	3.81(b)	04/23/29	117,000	127,267
Goldman Sachs Group, Inc.	2.38(b)	07/21/32	365,000	359,378
Goldman Sachs Group, Inc.	2.91(b)	07/21/42	230,000	228,667
Iron Mountain Inc. (a)	4.50	02/15/31	80,000	80,855
J.P. Morgan Chase & Co.	2.08(b)	04/22/26	340,000	345,089
J.P. Morgan Chase & Co.	1.04(b)	02/04/27	150,000	145,178
J.P. Morgan Chase & Co.	3.63	12/01/27	722,000	777,970
Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments | Intermediate Bond Fund | December 31, 2021 | (Continued)

Corporate Bonds–Other | 35.5% of portfolio (Continued)

	Interest Rate /
	Yield	Maturity Date	Face Amount	Value
Financials | 13.7% (Continued)
J.P. Morgan Chase & Co.	1.95%(b)	02/04/32	$ 480,000	$462,318
J.P. Morgan Chase & Co.	2.55(b)	11/08/32	175,000	175,984
Main Street Capital Corp.	5.20	05/01/24	582,000	620,440
Main Street Capital Corp.	3.00	07/14/26	1,246,000	1,249,583
Met Tower Global Funding (a)	1.25	09/14/26	185,000	180,994
Morgan Stanley	1.51(b)	07/20/27	200,000	196,848
Morgan Stanley	1.79(b)	02/13/32	1,015,000	960,743
Oaktree Specialty Lending Corp.	3.50	02/25/25	272,000	283,397
Owl Rock Capital Corp. III (a)	3.13	04/13/27	681,000	665,849
Owl Rock Core Income Corp. (a)	3.13	09/23/26	676,000	652,739
Owl Rock Technology Finance Corp.	3.75	06/17/26	150,000	154,507
Owl Rock Technology Finance Corp.	2.50	01/15/27	366,000	358,437
Prospect Capital Corp.	3.44	10/15/28	260,000	250,191
Prudential Financial, Inc.	5.70(b)	09/15/48	75,000	84,021
Security Benefit Global Funding (a)	1.25	05/17/24	300,000	298,520
Volkswagen Group of America Finance LLC (a)	1.25	11/24/25	330,000	322,772
Wells Fargo & Co.	2.19(b)	04/30/26	210,000	213,709
Wells Fargo & Co.	2.39(b)	06/02/28	445,000	452,266
Wells Fargo & Co.	2.57(b)	02/11/31	200,000	204,172
Wells Fargo & Co.	3.07(b)	04/30/41	440,000	451,231
Total Financials				20,681,118
Health Care | 1.8%
AbbVie Inc.	2.95	11/21/26	160,000	168,619
AbbVie Inc.	4.05	11/21/39	172,000	197,341
AbbVie Inc.	4.25	11/21/49	90,000	108,196
Bristol-Myers Squibb Co.	2.35	11/13/40	170,000	161,212
CVS Health Corp.	2.70	08/21/40	170,000	163,737
HCA Healthcare, Inc.	3.50	07/15/51	228,000	232,440
Humana Inc.	2.15	02/03/32	1,000,000	966,934
Laboratory Corporation of America Holdings	1.55	06/01/26	490,000	484,376
Mylan Inc.	5.20	04/15/48	50,000	61,897
Sutter Health	1.32	08/15/25	135,000	133,774
Total Health Care				2,678,526
Industrials | 2.6%
Ashtead Capital, Inc. (a)	1.50	08/12/26	240,000	235,596
Ashtead Capital, Inc. (a)	4.25	11/01/29	308,000	328,572
Ashtead Capital, Inc. (a)	2.45	08/12/31	200,000	194,739
BNSF Railway Co. (a)	3.44	06/16/28	377,757	410,958
Boeing Co. (The)	2.20	02/04/26	700,000	699,833
Boeing Co. (The)	5.71	05/01/40	280,000	359,634
Boeing Co. (The)	5.93	05/01/60	230,000	319,167
Delta Air Lines, Inc. (a)	7.00	05/01/25	250,000	285,852
Delta Air Lines, Inc.	7.38	01/15/26	180,000	211,913
Quanta Services, Inc.	2.35	01/15/32	260,000	252,440
Quanta Services, Inc.	3.05	10/01/41	260,000	251,367
Union Pacific Corp.	3.20	05/20/41	400,000	425,841
Total Industrials				3,975,912
Information Technology | 1.6%
Broadcom Cayman Finance Ltd.	3.88	01/15/27	255,000	276,494
Dell International LLC / EMC Corp.	5.85	07/15/25	110,000	124,679
Dell International LLC / EMC Corp.	4.90	10/01/26	182,000	204,991
The accompanying notes are an integral part of these financial statements.			Portfolio of Investments

Portfolio of Investments | Intermediate Bond Fund | December 31, 2021 | (Continued)

Corporate Bonds–Other | 35.5% of portfolio (Continued)

	Interest Rate /
	Yield	Maturity Date	Face Amount	Value
Information Technology | 1.6% (Continued)
Microchip Technology Inc.	0.97%	02/15/24	$ 200,000	$198,241
Microsoft Corp.	2.92	03/17/52	445,000	472,465
TSMC Arizona Corp.	3.13	10/25/41	200,000	208,339
TSMC Arizona Corp.	3.25	10/25/51	200,000	210,657
VMware, Inc.	1.40	08/15/26	155,000	152,331
VMware, Inc.	4.70	05/15/30	200,000	232,772
VMware, Inc.	2.20	08/15/31	155,000	152,240
Western Digital Corp.	2.85	02/01/29	175,000	176,685
Total Information Technology				2,409,894
Materials | 0.4%
Glencore Funding LLC (a)	2.63	09/23/31	260,000	252,686
Glencore Funding LLC (a)	3.38	09/23/51	170,000	163,715
Silgan Holdings Inc. (a)	1.40	04/01/26	125,000	121,945
Total Materials				538,346
Real Estate | 2.0%
Crown Castle International Corp.	2.90	04/01/41	450,000	437,637
Extra Space Storage LP	2.35	03/15/32	425,000	413,137
Kimco Realty Corp.	2.25	12/01/31	425,000	414,117
Realty Income Corp.	2.20	06/15/28	495,000	499,631
Safehold Operating Partnership LP	2.85	01/15/32	265,000	259,769
Service Properties Trust	7.50	09/15/25	505,000	547,134
STORE Capital Corp.	2.75	11/18/30	200,000	198,336
Vornado Realty LP	2.15	06/01/26	150,000	149,888
Welltower Inc.	2.75	01/15/31	95,000	96,771
Total Real Estate				3,016,420
Utilities | 3.1%
Brooklyn Union Gas Co. (a)	3.41	03/10/26	180,000	189,191
Dominion Energy, Inc.	0.73(b)	09/15/23	90,000	89,920
Emera US Finance LP	2.64	06/15/31	75,000	73,663
Entergy Louisiana, LLC	3.78	04/01/25	325,000	344,407
National Fuel Gas Co.	5.50	01/15/26	307,000	343,023
Pacific Gas & Electric Co.	4.25	08/01/23	644,000	666,628
Pacific Gas & Electric Co.	3.00	06/15/28	225,000	226,633
Pacific Gas & Electric Co.	4.55	07/01/30	130,000	140,556
Pacific Gas & Electric Co.	4.25	03/15/46	770,000	768,347
San Diego Gas & Electric Co.	1.91	02/01/22	60,792	60,837
SCE Recovery Funding LLC	2.51	11/15/43	190,000	182,036
Southern California Edison Co.	1.85	02/01/22	58,857	58,902
Southern California Edison Co.	1.10	04/01/24	370,000	368,594
Southern California Edison Co.	2.25	06/01/30	55,000	54,276
Southern California Edison Co.	4.50	09/01/40	200,000	225,659
Southern California Edison Co.	4.00	04/01/47	164,000	180,829
Southern California Edison Co.	3.65	02/01/50	214,000	226,441
TerraForm Power Operating LLC (a)	4.25	01/31/23	215,000	219,837
TerraForm Power Operating LLC (a)	4.75	01/15/30	171,000	179,270
Total Utilities				4,599,049
Total Corporate Bonds–Other
(Cost $53,330,328)				53,412,346
Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments | Intermediate Bond Fund | December 31, 2021 | (Continued)

U.S. Government & Agency Obligations | 14.9% of portfolio

	Interest Rate /
	Yield	Maturity Date	Face Amount	Value
U.S. International Development Finance Corp.	1.05%	10/15/29	$ 134,056	$131,657
U.S. International Development Finance Corp.	1.49	08/15/31	80,000	79,470
U.S. International Development Finance Corp.	3.00	10/05/34	182,996	196,989
U.S. International Development Finance Corp.	1.32	03/15/35	225,000	215,600
U.S. Treasury Note	0.50	11/30/23	980,000	976,248
U.S. Treasury Note	0.75	11/15/24	620,000	616,513
U.S. Treasury Note	1.25	11/30/26	3,408,000	3,405,870
U.S. Treasury Note	1.50	11/30/28	3,479,000	3,492,590
U.S. Treasury Note	1.38	11/15/31	181,000	178,709
U.S. Treasury Note	1.75	08/15/41	7,609,000	7,377,163
U.S. Treasury Note	2.00	11/15/41	139,000	140,586
U.S. Treasury Note	2.00	08/15/51	5,585,000	5,693,209
Total U.S. Government & Agency Obligations
(Cost $22,576,497)				22,504,604

Mortgage-Backed Securities | 14.9% of portfolio

Farm 2021-1 Mortgage Trust 21-1 (a)	2.18(b)	01/25/51	250,790	249,147
FHLMC QA7479	3.00	03/01/50	276,710	287,547
FHLMC SB8503	2.00	08/01/35	1,627,074	1,670,703
FHLMC SD8068	3.00	06/01/50	264,182	273,798
FNMA BN7662	3.50	07/01/49	119,444	125,982
FNMA CA4016	3.00	08/01/49	611,786	638,037
FNMA FM1000	3.00	04/01/47	1,106,886	1,157,051
FNMA FM4231	2.50	09/01/50	271,402	277,229
FNMA FM5470	2.00	01/01/36	1,050,626	1,079,456
FNMA MA3691	3.00	07/01/49	183,839	190,756
FNMA MA3834	3.00	11/01/49	386,973	401,198
FNMA MA3960	3.00	03/01/50	175,914	182,343
FNMA MA3992	3.50	04/01/50	193,109	203,624
FNMA MA4048	3.00	06/01/50	799,435	828,956
FNMA MA4124	2.50	09/01/35	1,446,484	1,496,252
FNMA MA4179	2.00	11/01/35	4,508,923	4,620,308
FNMA MA4229	2.00	01/01/36	2,112,908	2,169,709
FNMA MA4303	2.00	04/01/36	1,783,665	1,827,727
FNMA MA4418	2.00	09/01/36	2,951,883	3,024,805
Freddie Mac STACR 21-HQA3 (a)	3.40(b)	09/25/41	1,000,000	995,021
GNMA 21-8	1.00	01/20/50	676,413	667,047
Total Mortgage-Backed Securities
(Cost $22,595,414)				22,366,696

Asset-Backed Securities | 12.7% of portfolio

American Credit Acceptance Receivables Trust 19-1C (a)	3.50	04/14/25	12,778	12,799
American Credit Acceptance Receivables Trust 20-3B (a)	1.15	08/13/24	100,346	100,466
American Credit Acceptance Receivables Trust 21-2B (a)	0.68	05/13/25	1,500,000	1,496,737
Avant Credit Card Master Trust 21-1A (a)	1.37	04/15/27	500,000	493,220
Avant Loans Funding Trust 21-REV1 (a)	1.21	07/15/30	500,000	495,869
Carvana Auto Receivables Trust 19-2A (a)	2.74	12/15/23	7,471	7,476
Carvana Auto Receivables Trust 20-N1A (a)	2.01	03/17/25	263,814	265,032
Colony American Finance Ltd. 21-2 (a)	1.41	07/15/54	208,556	202,007
Consumer Loan Underlying Bond 19-HP1 (a)	2.59	12/15/26	9,730	9,764
CoreVest American Finance 20-4 (a)	1.17	12/15/52	138,619	134,694
CoreVest American Finance 21-1 (a)	1.57	04/15/53	852,075	834,664
CoreVest American Finance 21-3 (a)	2.49	10/15/54	660,000	654,477
CPS Auto Trust 20-C (a)	1.01	01/15/25	85,627	85,697
CPS Auto Trust 21-B (a)	0.81	12/15/25	200,000	199,295
The accompanying notes are an integral part of these financial statements.			Portfolio of Investments

Portfolio of Investments | Intermediate Bond Fund | December 31, 2021 | (Continued)

Asset-Backed Securities | 12.7% of portfolio (Continued)

	Interest Rate /
	Yield	Maturity Date	Face Amount	Value
Credit Acceptance Auto Loan Trust 19-1B (a)	3.75%	04/17/28	$ 316,193	$317,486
Credit Acceptance Auto Loan Trust 19-1C (a)	3.94	06/15/28	250,000	253,715
Credit Acceptance Auto Loan Trust 20-1A (a)	2.01	02/15/29	500,000	503,953
Credit Acceptance Auto Loan Trust 20-1A (a)	2.39	04/16/29	250,000	253,296
Credit Acceptance Auto Loan Trust 20-2A (a)	1.37	07/16/29	250,000	250,804
Credit Acceptance Auto Loan Trust 20-3A (a)	1.24	10/15/29	350,000	350,017
Credit Acceptance Auto Loan Trust 21-2A (a)	0.96	02/15/30	320,000	318,084
Credito Real USA Auto Receivables Trust 21-1 (a)	1.35	02/16/27	645,788	644,449
DT Auto Owner Trust 18-2D (a)	4.15	03/15/24	38,574	38,983
DT Auto Owner Trust 19-1C (a)	3.61	11/15/24	35,541	35,600
DT Auto Owner Trust 20-3A (a)	0.91	12/16/24	200,000	200,253
Exeter Automobile Receivables Trust 20-1A (a)	2.26	04/15/24	12,432	12,441
Exeter Automobile Receivables Trust 21-1A	0.50	02/18/25	240,000	239,712
FIC Funding 21-1 (a)	1.13	04/15/33	236,311	235,037
First Investors Auto Owner Trust 21-2A (a)	0.48	03/15/27	535,165	532,337
Flagship Credit Auto Trust 21-3 (a)	0.36	07/15/27	433,331	429,746
Foursight Capital Automobile Receivables Trust 19-1 (a)	2.67	03/15/24	8,069	8,075
Freedom Financial 21-1 (a)	0.66	03/20/28	139,221	139,052
Freedom Financial 21-2 (a)	0.68	06/19/28	59,936	59,885
FRTKL 21-SFR1 (a)	1.57	09/17/38	250,000	244,732
GLS Auto Receivables Trust 19-1 (a)	3.65	12/16/24	127,559	127,852
GLS Auto Receivables Trust 20-3 (a)	1.38	08/15/24	150,000	150,351
GLS Auto Receivables Trust 20-4 (a)	0.87	12/16/24	300,000	300,214
GLS Auto Receivables Trust 21-3A (a)	0.42	01/15/25	408,629	408,255
GLS Auto Receivables Trust 21-4 (a)	0.84	07/15/25	730,000	729,851
Gracie Point International Fund 20-B (a)	1.49(b)	05/02/23	290,989	292,400
Gracie Point International Fund 21-1 (a)	0.84(b)	11/01/23	319,949	320,571
LAD Auto Receivables Trust 21-1 (a)	1.30	08/17/26	440,697	439,823
Marlette Funding Trust 21-1 (a)	0.60	06/16/31	113,235	113,207
Oasis Securitisation 21-1A (a)	2.58	02/15/33	278,303	278,360
Oasis Securitisation 21-2A (a)	2.14	10/15/33	643,065	641,848
Oportun Funding 21-A (a)	1.21	03/08/28	300,000	299,321
Oportun Funding 21-B (a)	1.47	05/08/31	1,000,000	993,635
Oscar US Funding Trust 21-1A (a)	0.40	03/11/24	121,553	121,406
Progress Residential Trust 21-SFR8 (a)	1.51	10/17/38	339,000	331,311
SBA Tower Trust (a)	2.84	01/15/25	115,000	117,981
SBA Tower Trust (a)	1.88	01/15/26	330,000	329,513
SBA Tower Trust (a)	1.63	11/15/26	580,000	570,648
SBA Tower Trust (a)	2.59	10/15/31	430,000	435,407
SoFi Consumer Loan Program Trust 18-3 (a)	4.02	08/25/27	29,424	29,555
SoFi Consumer Loan Program Trust 19-4 (a)	2.45	08/25/28	1,206	1,207
United Auto Credit Securitization Trust 21-1A (a)	0.34	07/10/23	105,467	105,453
United Auto Credit Securitization Trust 21-1B (a)	0.68	03/11/24	1,050,000	1,049,669
Upstart Securitization Trust 21-3 (a)	0.83	07/20/31	192,738	192,042
Upstart Securitization Trust 21-4 (a)	0.84	09/20/31	362,537	358,961
Westlake Automobile Receivable Trust 19-2A (a)	2.84	07/15/24	148,859	149,590
Westlake Automobile Receivable Trust 20-3A (a)	0.78	11/17/25	230,000	229,766
Total Asset-Backed Securities
(Cost $19,295,826)				19,178,051

Yankee Bonds | 12.1% of portfolio

AerCap Ireland Capital DAC	4.13	07/03/23	185,000	192,144
AerCap Ireland Capital DAC	1.65	10/29/24	220,000	219,601
AerCap Ireland Capital DAC	1.75	01/30/26	245,000	240,299
AerCap Ireland Capital DAC	2.45	10/29/26	220,000	221,804
AerCap Ireland Capital DAC	3.00	10/29/28	850,000	862,015
AerCap Ireland Capital DAC	3.30	01/30/32	265,000	269,975
Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments | Intermediate Bond Fund | December 31, 2021 | (Continued)

Yankee Bonds | 12.1% of portfolio (Continued)

	Interest Rate /
	Yield	Maturity Date	Face Amount	Value
AerCap Ireland Capital DAC	3.85%	10/29/41	$ 175,000	$182,287
Aircastle Ltd. (a)	5.25	08/11/25	310,000	340,878
Antares Holdings LP	3.95	07/15/26	375,000	385,606
Avolon Holdings Funding Ltd. (a)	5.13	10/01/23	500,000	526,588
Avolon Holdings Funding Ltd. (a)	2.88	02/15/25	430,000	439,249
Avolon Holdings Funding Ltd. (a)	5.50	01/15/26	800,000	884,095
Avolon Holdings Funding Ltd. (a)	2.13	02/21/26	250,000	245,369
Avolon Holdings Funding Ltd. (a)	4.25	04/15/26	100,000	105,969
Avolon Holdings Funding Ltd. (a)	2.75	02/21/28	400,000	392,485
Banco Bilbao Vizcaya Argentaria SA	1.13	09/18/25	200,000	195,889
Banco Santander SA	3.49	05/28/30	200,000	211,129
Barclays PLC	1.54(b)	05/16/24	400,000	404,976
Barclays PLC	2.85(b)	05/07/26	325,000	335,191
Barclays PLC	2.65(b)	06/24/31	500,000	497,858
Cemex, SAB de CV (a)	7.38	06/05/27	370,000	407,374
Cenovus Energy Inc.	2.65	01/15/32	260,000	254,377
Cenovus Energy Inc.	5.25	06/15/37	395,000	466,711
Delta and SkyMiles IP Ltd. (a)	4.75	10/20/28	1,100,000	1,201,179
Enel Finance International NV (a)	2.65	09/10/24	545,000	561,230
Lenovo Group Ltd. (a)	3.42	11/02/30	805,000	811,457
Lloyds Banking Group, PLC	0.70(b)	05/11/24	700,000	697,223
Nationwide Building Society (a)	3.62(b)	04/26/23	200,000	201,627
NatWest Group PLC	4.27(b)	03/22/25	296,000	313,241
Nissan Motor Co., Ltd. (a)	0.83(b)	03/08/24	210,000	209,955
Nissan Motor Co., Ltd. (a)	3.52	09/17/25	230,000	241,081
Nissan Motor Co., Ltd. (a)	1.85	09/16/26	260,000	253,674
Nissan Motor Co., Ltd. (a)	2.45	09/15/28	435,000	422,782
Nissan Motor Co., Ltd. (a)	4.81	09/17/30	200,000	223,672
Petronas Capital Ltd. (a)	2.48	01/28/32	200,000	200,558
Petronas Capital Ltd. (a)	3.40	04/28/61	360,000	368,639
Siemens Financieringsmaatschappij NV (a)	1.20	03/11/26	400,000	393,473
Spirit Loyalty Cayman Ltd. (a)	8.00	09/20/25	385,000	425,073
Sumitomo Mitsui Financial Group, Inc. (a)	1.05	09/12/25	200,000	195,230
Suzano Austria GmbH	2.50	09/15/28	1,000,000	965,000
Syngenta Finance NV (a)	4.44	04/24/23	230,000	237,762
Syngenta Finance NV (a)	4.89	04/24/25	530,000	569,147
Syngenta Finance NV (a)	5.68	04/24/48	300,000	368,673
Tencent Holdings Ltd. (a)	3.80	02/11/25	200,000	212,341
Tencent Holdings Ltd. (a)	1.81	01/26/26	220,000	219,676
Vodafone Group PLC	4.13(b)	06/04/81	145,000	143,544
Westpac Banking Corp.	3.02(b)	11/18/36	265,000	261,848
Westpac Banking Corp.	2.96	11/16/40	300,000	294,237
Total Yankee Bonds
(Cost $18,103,544)				18,274,191

Municipal Bonds | 3.6% of portfolio

Alabama | 0.1%

Alabama Public School & College Authority	1.16	06/01/26	85,000	83,336
Total Alabama				83,336

Arizona | 0.2%

Pinal County Arizona Revenue Obligation	1.05	08/01/24	120,000	119,506
Pinal County Arizona Revenue Obligation	1.58	08/01/26	110,000	109,859
Yuma Arizona Pledged Revenue	2.63	07/15/38	135,000	135,722
Total Arizona				365,087
The accompanying notes are an integral part of these financial statements.			Portfolio of Investments

Portfolio of Investments | Intermediate Bond Fund | December 31, 2021 | (Continued)

Municipal Bonds | 3.6% of portfolio (Continued)

	Interest Rate /
	Yield	Maturity Date	Face Amount	Value
California | 1.5%
California Infrastructure & Economic Development Bank	1.24%	10/01/27	$50,000	$49,061
City of Chula Vista California Pension Obligation	1.16	06/01/27	130,000	124,621
City of Chula Vista California Pension Obligation	1.41	06/01/28	130,000	124,174
City of Chula Vista California Pension Obligation	1.63	06/01/29	160,000	152,662
City of Chula Vista California Pension Obligation	2.91	06/01/45	255,000	236,517
City of Los Angeles California Department of Airports	1.25	05/15/28	200,000	192,099
City of Monterey Park California Pension Obligation	1.89	06/01/30	1,000,000	980,662
EL Cajon California Pension Obligation	1.70	04/01/27	100,000	98,709
Gardena California Pension Obligation	2.07	04/01/26	100,000	101,595
Huntington Beach California Pension Obligation	1.68	06/15/27	155,000	153,978
San Francisco California City & County Airports	3.35	05/01/51	100,000	104,294
Total California				2,318,372
Colorado | 0.3%
Denver City & County Colorado Airport	1.57	11/15/26	95,000	95,303
Regional Transportation District Colorado	1.18	11/01/27	175,000	170,282
Regional Transportation District Colorado	1.33	11/01/28	150,000	144,489
Total Colorado				410,074
Georgia | 0.1%
City of Atlanta Georgia Water & Wastewater	2.26	11/01/35	130,000	129,841
Total Georgia				129,841
New Jersey | 0.6%
New Jersey Housing and Morgage Finance Agency	1.34	04/01/24	85,000	84,367
New Jersey Housing and Morgage Finance Agency	1.49	04/01/25	75,000	74,044
New Jersey Housing and Morgage Finance Agency	1.54	10/01/25	135,000	132,860
New Jersey Transportation Trust Fund Authority	4.08	06/15/39	575,000	637,488
Total New Jersey				928,759
New York | 0.3%
New York City Housing Development Corp.	2.24	05/01/30	160,000	159,568
New York City Housing Development Corp.	2.34	05/01/31	165,000	165,495
New York City Housing Development Corp.	2.39	11/01/31	160,000	160,934
Total New York				485,997
Texas | 0.4%
Harris County Texas Cultural Education Facilities Finance
Corp.	3.34	11/15/37	275,000	289,479
North Texas Tollway Authority Revenue	3.01	01/01/43	150,000	153,441
San Antonio Texas Electric & Gas	2.91	02/01/48	150,000	150,903
Total Texas				593,823
West Virginia | 0.1%
West Virginia State University Revenues	3.01	10/01/41	150,000	151,520
Total West Virginia				151,520
Total Municipal Bonds
(Cost $5,446,596)				5,466,809
Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments | Intermediate Bond Fund | December 31, 2021 | (Continued)

Corporate Bonds Guaranteed by Export-Import Bank of the United States | 0.5% of portfolio

	Interest Rate /
	Yield	Maturity Date	Face Amount	Value
Energy | 0.2%
Petroleos Mexicanos	0.47%(b)	04/15/25	$ 250,250	$ 250,314
Total Energy				250,314
Financials | 0.3%
Thirax 1 LLC	0.97	01/14/33	470,797	453,414
Total Financials				453,414
Total Corporate Bonds Guaranteed by Export-Import Bank of
the United States
(Cost $720,839)				703,728
Money Market Fund | 5.8% of portfolio
			Shares
State Street Institutional U.S. Government Money Market Fund
Premier Class	0.03(c)		8,773,003	8,773,003
Total Money Market Fund
(Cost $8,773,003)				8,773,003

Total Investments in Securities
(Cost $150,842,047) | 100.0%				$150,679,428

(a)Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. The securities have been determined to be liquid under criteria established by the Fund's Board of Trustees. The total of such securities at period-end amounts to $42,680,489 and represents 28.3% of total investments.

(b)Variable coupon rate as of December 31, 2021.

(c)7-day yield at December 31, 2021. LLC - Limited Liability Company N.A. - North America

LP - Limited Partnership

FHLMC - Federal Home Loan Mortgage Corporation DAC - Designated Activity Company

SA - Sociedad Anonima or Societe Anonyme PLC - Public Limited Company

SAB de CV - Sociedad Anonima Bursatil de Capital Variable SAB - Sociedad Anonima Bursatil

NV - Naamloze Vennottschap

GmbH - Gesellschaft mit beschr÷nkter Haftung

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments

Rural America Growth & Income Fund | December 31, 2021

Common Stocks | 59.7% of portfolio

	Shares	Value
Communication Services | 1.6%
Media
Cable One, Inc.	40	$ 70,538
Wireless Telecommunication Services
Shenandoah Telecommunications Co.	639	16,295
Total Communication Services		86,833
Consumer Discretionary | 7.6%
Hotels, Restaurants & Leisure
Choice Hotels International, Inc.	471	73,471
Cracker Barrel Old Country Store, Inc.	111	14,279
Multiline Retail
Dollar General Corp.	312	73,579
Ollie's Bargain Outlet Holdings, Inc. (a)	328	16,790
Specialty Retail
ARKO Corp. (a)	2,224	19,504
Lowe's Companies, Inc.	310	80,129
O'Reilly Automotive, Inc. (a)	103	72,742
Tractor Supply Co.	241	57,503
Total Consumer Discretionary		407,997
Consumer Staples | 1.6%
Food Products
Hershey Co. (The)	449	86,868
Total Consumer Staples		86,868
Financials | 8.6%
Banks
FB Financial Corp.	539	23,619
Glacier Bancorp, Inc.	912	51,710
South State Corp.	383	30,682
Truist Financial Corp.	1,688	98,833
Capital Markets
CME Group, Inc.	355	81,103
Intercontinental Exchange, Inc.	534	73,035
Insurance
Allstate Corp.	358	42,119
American International Group, Inc.	460	26,156
Chubb Ltd.	149	28,803
Total Financials		456,060
Health Care | 9.4%
Health Care Equipment & Supplies
Integer Holdings Corp. (a)	488	41,768
Stryker Corp.	258	68,994
Health Care Providers & Services
AMN Healthcare Services, Inc. (a)	383	46,852
Centene Corp. (a)	712	58,669
LHC Group, Inc. (a)	341	46,795
PetIQ, Inc. (a)	1,101	25,004
Life Sciences Tools & Services
IQVIA Holdings Inc. (a)	184	51,914
Pharmaceuticals
Zoetis Inc.	663	161,792
Total Health Care		501,788
Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments | Rural America Growth & Income Fund | December 31, 2021		|
(Continued)
Common Stocks | 59.7% of portfolio (Continued)
	Shares		Value
Industrials | 7.7%
Air Freight & Logistics
Air Transport Services Group, Inc. (a)	1,365		$40,104
Commercial Services & Supplies
Casella Waste Systems, Inc. Class A (a)	445		38,012
Electrical Equipment
EnerSys	188		14,863
Machinery
Deere & Co.	279		95,666
Xylem, Inc.	144		17,269
Road & Rail
CSX Corp.	1,692		63,619
Trading Companies & Distributors
Applied Industrial Technologies, Inc.	332		34,096
Fastenal Co.	1,650		105,699
Total Industrials			409,328
Information Technology | 15.5%
Communications Equipment
Ubiquiti Inc.	78		23,922
Electronic Equipment, Instruments & Components
Advanced Energy Industries, Inc.	533		48,535
Corning Inc.	2,147		79,933
Trimble Inc. (a)	742		64,695
IT Services
Block, Inc. (a)	466		75,263
Jack Henry & Associates, Inc.	631		105,371
Semiconductors & Semiconductor Equipment
Diodes Inc. (a)	679		74,561
Software
ANSYS, Inc. (a)	279		111,912
Blackbaud, Inc.	222		17,534
Paycom Software, Inc. (a)	278		115,423
Tyler Technologies, Inc. (a)	204		109,742
Total Information Technology			826,891
Materials | 2.1%
Chemicals
Sherwin-Williams Co. (The)	237		83,462
Construction Materials
Vulcan Materials Co.	134		27,816
Total Materials			111,278
Real Estate | 5.6%
Equity Real Estate Investment Trusts (REITs)
American Tower Corp.	423		123,728
Community Healthcare Trust Inc.	448		21,177
Crown Castle International Corp.	616		128,584
Uniti Group Inc.	1,818		25,470
Total Real Estate			298,959
Total Common Stocks
(Cost $ 2,991,722)			3,186,002
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments | Rural America Growth & Income Fund | December 31, 2021				|
(Continued)
Corporate Bonds–Other | 23.9% of portfolio
	Interest Rate /
	Yield	Maturity Date	Face Amount	Value
Communication Services | 1.6%
DISH DBS Corp. (b)	5.25%	12/01/26	$ 40,000	$ 40,632
T-Mobile USA, Inc.	3.75	04/15/27	40,000	43,316
Total Communication Services				83,948
Consumer Discretionary | 1.8%
Choice Hotels International, Inc.	3.70	01/15/31	23,000	24,383
Kohl's Corp.	3.25	02/01/23	8,000	8,091
Kohl's Corp.	4.25	07/17/25	22,000	23,548
Mohawk Industries, Inc.	3.85	02/01/23	10,000	10,231
Tractor Supply Co.	1.75	11/01/30	30,000	28,088
Total Consumer Discretionary				94,341
Consumer Staples | 0.9%
Bunge Limited Finance Corp.	4.35	03/15/24	29,000	30,837
Dollar General Corp.	4.15	11/01/25	18,000	19,547
Total Consumer Staples				50,384
Energy | 0.6%
Murphy Oil Corp.	6.38	07/15/28	33,000	35,073
Total Energy				35,073
Financials | 10.6%
American International Group, Inc.	3.40	06/30/30	52,000	56,231
American Tower Corp.	3.95	03/15/29	52,000	56,697
Chubb INA Holdings Inc.	3.15	03/15/25	62,000	65,428
Cincinnati Financial Corp.	6.92	05/15/28	28,000	35,964
Globe Life Inc.	4.55	09/15/28	29,000	32,880
Intercontinental Exchange, Inc.	3.75	12/01/25	63,000	68,114
M&T Bank Corp.	3.55	07/26/23	52,000	53,978
Metlife, Inc.	3.00	03/01/25	35,000	36,798
Synovus Financial Corp.	3.13	11/01/22	22,000	22,355
Truist Bank	3.69(c)	08/02/24	51,000	53,186
Truist Financial Corp.	2.20	03/16/23	22,000	22,370
Truist Financial Corp.	3.87	03/19/29	33,000	36,338
Unum Group	4.00	03/15/24	23,000	24,282
Total Financials				564,621
Health Care | 1.9%
CVS Health Corp.	1.30	08/21/27	44,000	42,655
Laboratory Corporation of America Holdings	2.30	12/01/24	19,000	19,465
Laboratory Corporation of America Holdings	1.55	06/01/26	39,000	38,552
Total Health Care				100,672
Industrials | 1.6%
CNH Industrial Capital LLC	1.45	07/15/26	31,000	30,335
CNH Industrial NV	4.50	08/15/23	19,000	19,958
J.B. Hunt Transport Services, Inc.	3.87	03/01/26	19,000	20,654
John Deere Capital Corp.	2.65	06/24/24	13,000	13,496
Total Industrials				84,443
Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments | Rural America Growth & Income Fund | December 31, 2021				|
(Continued)
Corporate Bonds–Other | 23.9% of portfolio (Continued)
	Interest Rate /
	Yield	Maturity Date	Face Amount		Value
Information Technology | 1.6%
Block, Inc. (b)	2.75%	06/01/26	$ 62,000		$62,074
Micron Technology, Inc.	4.66	02/15/30	20,000		23,049
Total Information Technology					85,123
Materials | 1.9%
Martin Marietta Materials, Inc.	3.50	12/15/27	20,000		21,509
Mosaic Co.	4.05	11/15/27	24,000		26,483
Steel Dynamics, Inc.	2.40	06/15/25	19,000		19,439
Vulcan Materials Co.	3.50	06/01/30	33,000		35,643
Total Materials					103,074
Real Estate | 0.8%
American Campus Communities Operating Partnership LP	4.13	07/01/24	20,000		21,360
Crown Castle International Corp.	3.80	02/15/28	19,000		20,674
Total Real Estate					42,034
Utilities | 0.6%
Black Hills Corp.	4.25	11/30/23	31,000		32,553
Total Utilities					32,553
Total Corporate Bonds–Other
(Cost $ 1,288,015)					1,276,266
U.S. Government & Agency Obligations | 4.9% of portfolio
Federal Farm Credit Banks Funding Corp.	1.20	04/28/27	145,000		142,695
Tennessee Valley Authority	2.87	09/15/24	42,000		44,095
Tennessee Valley Authority	0.75	05/15/25	78,000		76,924
Total U.S. Government & Agency Obligations
(Cost $ 267,374)					263,714
Mortgage-Backed Securities | 2.7% of portfolio
ARM Master Trust 21-T (b)	1.42	01/15/24	31,000		31,308
Farm 2021-1 Mortgage Trust 21-1 (b)	2.18(c)	01/25/51	29,505		29,311
Freddie Mac Multiclass Certificates 21-P009	1.13	01/25/31	49,147		48,232
GNMA II POOL 785401	2.50	10/20/50	33,232		34,210
Total Mortgage-Backed Securities
(Cost $ 144,385)					143,061
Asset-Backed Securities | 2.6% of portfolio
SBA Tower Trust (b)	1.63	11/15/26	60,000		59,032
SBA Tower Trust (b)	2.59	10/15/31	52,000		52,654
SBA Tower Trust (b)	2.84	01/15/25	25,000		25,648
Total Asset-Backed Securities
(Cost $ 138,643)					137,334
Municipal Bonds | 2.4% of portfolio
Kansas | 0.2%
City of Wichita, Kansas Water & Sewer Utility Revenue	3.00	10/01/24	10,000		10,501
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments | Rural America Growth & Income Fund | December 31, 2021				|
(Continued)
Municipal Bonds | 2.4% of portfolio (Continued)
	Interest Rate /
	Yield	Maturity Date	Face Amount	Value
Montana | 0.3%
Yellowstone County School District No. 2 Billings	2.22%	06/15/32	$ 15,000	$ 14,329
Pennsylvania | 0.8%
Geisinger Health System Revenue	2.25	04/01/27	20,000	19,662
New Castle Sanitation Authority	1.16	06/01/25	25,000	24,432
Total Pennsylvania				44,094
Texas | 0.5%
Grey Forest Texas Gas System Revenue	1.05	02/01/25	30,000	29,651
Washington | 0.6%
Northwest Open Access Network Revenue	1.68	12/01/27	30,000	29,700
Total Municipal Bonds
(Cost $ 132,020)				128,275
Money Market Fund | 3.8% of portfolio
			Shares
State Street Institutional U.S. Government Money Market Fund	0.03%(d)		202,594	202,594
Total Money Market Fund
(Cost $ 202,594)				202,594

Total Investments in Securities
(Cost $5,164,753) | 100.0%				$5,337,246

(a) Non-income producing.

(b)Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. The securities have been determined to be liquid under criteria established by the Fund's Board of Directors. The total of such securities at period-end amounts to $300,659 and represents 5.6% of total investments.

(c)Variable coupon rate as of December 31, 2021. (d)7-day yield at December 31, 2021.

CME - Chicago Mercantile Exchange LLC - Limited Liability Company NV - Naamloze Vennottschap

LP - Limited Partnership

ARM - Adjustable Rate Mortgage

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments

Stock Index Fund | December 31, 2021

Cost Value

Investment	$43,983,728	$241,938,917

Substantially all the assets of the Stock Index Fund are invested in the S&P 500 Index Master Portfolio managed by BlackRock Fund Advisors. As of December 31, 2021, the Stock Index Fund's ownership interest in the S&P 500 Index Master Portfolio was 0.70%. See the Appendix for the S&P 500 Index Master Portfolio for holdings information.

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments

Value Fund | December 31, 2021

Common Stocks | 98.3% of portfolio		Common Stocks | 98.3% of portfolio (Continued)
Shares	Value	Shares	Value

Communication Services | 6.3%

Interactive Media & Services
Alphabet, Inc., Class C (a)	17,711	$51,248,372
Meta Platforms, Inc., Class A (a)	43,600	14,664,860
Total Communication Services		65,913,232

Consumer Discretionary | 6.5%

Hotels, Restaurants & Leisure
McDonald's Corp.	57,197	15,332,800
Multiline Retail
Target Corp.	39,800	9,211,312
Specialty Retail
Home Depot, Inc.	37,018	15,362,840
TJX Companies, Inc. (The)	143,600	10,902,112
Ulta Beauty, Inc. (a)	41,056	16,929,031
Total Consumer Discretionary		67,738,095

Energy | 1.9%

Oil, Gas & Consumable Fuels
Chevron Corp.	166,300	19,515,305
Total Energy		19,515,305

Financials | 19.7%

Banks
Bank of America Corp.	730,602	32,504,483
Citigroup, Inc.	274,739	16,591,488
JPMorgan Chase & Co.	308,891	48,912,890
Truist Financial Corp.	272,200	15,937,310
Capital Markets
Goldman Sachs Group, Inc.	76,774	29,369,894
Insurance
Allstate Corp.	232,284	27,328,212
American International Group,
Inc.	364,794	20,742,187
Chubb Ltd.	79,138	15,298,167
Total Financials		206,684,631

Health Care | 21.8%

Biotechnology
AbbVie Inc.	207,463	28,090,490
Health Care Equipment &
Supplies
Abbott Laboratories	305,556	43,003,952
Boston Scientific Corp. (a)	405,896	17,242,462
Medtronic PLC	86,456	8,943,873
Health Care Providers & Services
Centene Corp. (a)	310,497	25,584,952
Cigna Corp.	83,614	19,200,283
Life Sciences Tools & Services
Mettler-Toledo International,
Inc. (a)	5,504	9,341,444
Pharmaceuticals
Bristol-Myers Squibb Co.	253,301	15,793,317
Merck & Co., Inc.	187,682	14,383,949
Pfizer, Inc.	559,099	33,014,796

Health Care | 21.8% (Continued)

Royalty Pharma PLC, Class A	346,484	$13,807,387
Total Health Care		228,406,905

Industrials | 17.7%

Aerospace & Defense
Northrop Grumman Corp.	47,131	18,242,996
Airlines
Southwest Airlines Co. (a)	250,132	10,715,655
Electrical Equipment
Eaton Corp. PLC	88,887	15,361,452
Industrial Conglomerates
Honeywell International, Inc.	202,573	42,238,496
Machinery
Deere & Co.	31,500	10,801,035
Parker-Hannifin Corp.	108,122	34,395,771
Stanley Black & Decker, Inc.	83,942	15,833,140
Professional Services
Leidos Holdings Inc.	161,117	14,323,301
Road & Rail
CSX Corp.	619,182	23,281,243
Total Industrials		185,193,089

Information Technology | 13.3%

Electronic Equipment,
Instruments & Components
Corning Inc.	134,700	5,014,881
IT Services
Fiserv, Inc. (a)	122,700	12,735,033
Visa Inc., Class A	113,498	24,596,152
Semiconductors & Semiconductor
Equipment
NVIDIA Corp.	22,620	6,652,768
NXP Semiconductors NV	114,163	26,004,048
Software
Microsoft Corp.	152,314	51,226,244
VMware, Inc., Class A (a)	115,883	13,428,522
Total Information Technology		139,657,648

Materials | 8.5%

Chemicals
Dow Inc.	181,181	10,276,586
DuPont de Nemours, Inc.	259,878	20,992,945
Containers & Packaging
Avery Dennison Corp.	185,787	40,235,891
Metals & Mining
Freeport-McMoRan Inc.	433,500	18,089,955
Total Materials		89,595,377

Real Estate | 2.6%

Equity Real Estate Investment
Trusts (REITs)
Digital Realty Trust, Inc.	52,301	9,250,478
Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments | Value Fund | December 31, 2021 | (Continued)

Common Stocks | 98.3% of portfolio (Continued)

	Shares	Value
Real Estate | 2.6% (Continued)
VICI Properties Inc.	611,935	$18,425,363
Total Real Estate		27,675,841
Total Common Stocks
(Cost $523,438,768)		1,030,380,123
Money Market Fund | 1.7% of portfolio
State Street Institutional
U.S. Government Money Market
Fund Premier Class, 0.03% (b)	18,336,450	18,336,450
Total Money Market Fund
(Cost $18,336,450)		18,336,450

Total Investments in Securities
(Cost $541,775,218) | 100.0%		$1,048,716,573

(a) Non-income producing.

(b)7-day yield at December 31, 2021. PLC - Public Limited Company

NV - Naamloze Vennottschap

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments

Growth Fund | December 31, 2021

Common Stocks | 99.3% of portfolio		Common Stocks | 99.3% of portfolio (Continued)
Shares	Value	Shares	Value

Communication Services | 22.5%

Entertainment
Live Nation Entertainment,
Inc. (a)	22,512	$2,694,461
Netflix, Inc. (a)	11,948	7,197,953
Spotify Technology SA (a)	21,311	4,987,414
Warner Music Group Corp.,
Class A	19,017	821,154
Interactive Media & Services
Alphabet, Inc., Class C (a)	4,400	12,731,796
Alphabet, Inc., Class A (a)	8,947	25,919,817
Meta Platforms, Inc., Class A (a)	61,475	20,677,116
IAC/InterActiveCorp (a)	14,930	1,951,500
Match Group, Inc. (a)	23,760	3,142,260
Snap Inc., Class A (a)	113,969	5,359,962
Total Communication Services		85,483,433

Health Care | 13.9% (Continued)

Health Care Equipment &
Supplies
Becton, Dickinson & Co.	10,074	$ 2,533,410
Intuitive Surgical, Inc. (a)	22,245	7,992,628
Stryker Corp.	27,106	7,248,687
Health Care Providers & Services
Anthem, Inc.	4,793	2,221,748
Centene Corp. (a)	3,279	270,190
Cigna Corp.	34,159	7,843,931
HCA Healthcare, Inc.	16,810	4,318,825
Humana, Inc.	6,985	3,240,062
UnitedHealth Group, Inc.	20,780	10,434,469
Life Sciences Tools & Services
Avantor, Inc. (a)	97,338	4,101,823
Total Health Care		52,885,332

Consumer Discretionary | 17.6%

Auto Components
Aptiv PLC (a)	12,595	2,077,545
Automobiles
Rivian Automotive, Inc. (a)	13,230	1,371,819
Tesla, Inc. (a)	1,784	1,885,295
Hotels, Restaurants & Leisure
Booking Holdings, Inc. (a)	1,618	3,881,954
Chipotle Mexican Grill, Inc. (a)	1,450	2,534,963
DraftKings Inc., Class A (a)	35,449	973,784
Internet & Direct Marketing Retail
Amazon.com, Inc. (a)	9,289	30,972,684
Coupang, Inc. (a)	59,363	1,744,085
DoorDash, Inc., Class A (a)	3,349	498,666
Farfetch Ltd., Class A (a)	34,459	1,151,965
Leisure Products
Peloton Interactive, Inc. (a)	24,962	892,641
Multiline Retail
Dollar General Corp.	20,145	4,750,795
Specialty Retail
Carvana Co. (a)	10,572	2,450,484
Ross Stores, Inc.	52,955	6,051,697
Textiles, Apparel & Luxury Goods
lululemon athletica Inc. (a)	7,349	2,876,766
NIKE, Inc., Class B	16,428	2,738,055
Total Consumer Discretionary		66,853,198

Financials | 1.4%

Capital Markets
Charles Schwab Corp.	21,732	1,827,661
MarketAxess Holdings Inc.	1,838	755,914
S&P Global, Inc.	5,852	2,761,735
Total Financials		5,345,310

Health Care | 13.9%

Biotechnology
Vertex Pharmaceuticals, Inc. (a)	12,202	2,679,559

Industrials | 1.1%

Machinery
Ingersoll Rand Inc.	65,506	4,052,856
Professional Services
CoStar Group, Inc. (a)	564	44,573
Total Industrials		4,097,429

Information Technology | 42.8%

Electronic Equipment,
Instruments & Components
Amphenol Corp., Class A	53,600	4,687,856
IT Services
Block, Inc. (a)	5,900	952,909
Fiserv, Inc. (a)	49,450	5,132,415
Global Payments, Inc.	41,659	5,631,464
Mastercard Inc., Class A	12,985	4,665,770
MongoDB, Inc. (a)	6,601	3,494,239
PayPal Holdings, Inc. (a)	15,150	2,856,987
Shopify Inc., Class A (a)	981	1,351,220
Visa Inc., Class A	31,248	6,771,754
Semiconductors & Semiconductor
Equipment
Advanced Micro Devices, Inc. (a)	23,371	3,363,087
ASML Holding NV ADR	8,736	6,955,079
NVIDIA Corp.	20,737	6,098,959
Software
Fortinet, Inc. (a)	17,542	6,304,595
HashiCorp, Inc., Class A (a)	3,100	282,224
Intuit, Inc.	22,272	14,325,796
Microsoft Corp.	112,640	37,883,085
salesforce.com, Inc. (a)	49,049	12,464,822
SentinelOne, Inc., Class A (a)	33,500	1,691,415
ServiceNow, Inc. (a)	9,497	6,164,598
Splunk Inc. (a)	19,354	2,239,645
Synopsys, Inc. (a)	11,287	4,159,259
UiPath, Inc. (a)	32,376	1,396,377
Workday, Inc., Class A (a)	4,574	1,249,525
Zoom Video Communications,
Inc. (a)	7,661	1,408,935
Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments | Growth Fund | December 31, 2021 | (Continued)

Common Stocks | 99.3% of portfolio (Continued)

	Shares	Value
Information Technology | 42.8% (Continued)
Technology Hardware, Storage &
Peripherals
Apple, Inc.	117,522	$ 20,868,382
Total Information Technology		162,400,397
Total Common Stocks
(Cost $199,000,157)		377,065,099
Money Market Fund | 0.7% of portfolio
State Street Institutional
U.S. Government Money Market
Fund Premier Class, 0.03% (b)	2,721,512	2,721,512
Total Money Market Fund
(Cost $2,721,512)		2,721,512

Total Investments in Securities
(Cost $201,721,669) | 100.0%		$379,786,611

(a) Non-income producing.

(b)7-day yield at December 31, 2021.

SA - Sociedad Anonima or Societe Anonyme

PLC - Public Limited Company

S&P - Standard & Poor's

ADR - American Depositary Deposit

NV - Naamloze Vennottschap

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments

International Equity Fund | December 31, 2021

Common Stocks | 96.7% of portfolio		Common Stocks | 96.7% of portfolio (Continued)
Shares	Value	Shares	Value

Australia | 2.6%

BHP Group Ltd. ADR	44,887	$ 2,708,930
Total Australia		2,708,930

Hong Kong | 2.9%

AIA Group Ltd.	291,800	$ 2,945,091
Total Hong Kong		2,945,091

Brazil | 0.6%

Ambev SA ADR	103,138	288,787
XP Inc., Class A (a)	10,753	309,041
Total Brazil		597,828

Britain | 7.3%

Diageo PLC	29,392	1,607,038
Rio Tinto PLC	31,168	2,055,412
Royal Dutch Shell PLC, Class B	75,217	1,651,508
Standard Chartered PLC	129,089	784,962
Unilever PLC	25,815	1,384,883
Total Britain		7,483,803

Canada | 2.2%

Alimentation Couche-Tard Inc.,
Class B	28,800	1,206,688
Canadian National Railway Co.	8,503	1,044,679
Total Canada		2,251,367

China | 3.2%

CSPC Pharmaceutical Group Ltd.	400,000	435,555
ENN Energy Holdings Ltd.	26,217	494,235
Haier Smart Home Co., Ltd.	118,148	499,687
Ping An Insurance Group Co. of
China Ltd., Class H	39,000	281,038
Tencent Holdings Ltd.	22,200	1,295,395
Zhejiang Sanhua Intelligent
Controls Co., Ltd.	84,700	336,230
Total China		3,342,140

Denmark | 1.2%

Novozymes A/S, Class B	15,282	1,254,802
Total Denmark		1,254,802

France | 11.2%

Air Liquide SA	6,224	1,085,493
Dassault Systèmes SE	35,620	2,113,881
L'Oréal SA	9,405	4,484,423
Schneider Electric SE	19,411	3,816,113
Total France		11,499,910

Germany | 10.6%

Allianz SE REG	11,622	2,741,149
Infineon Technologies AG	96,677	4,450,860
SAP SE ADR	13,692	1,918,386
Symrise AG	12,037	1,780,207
Total Germany		10,890,602

India | 0.9%

HDFC Bank Ltd. ADR	5,614	365,303
ICICI Bank Ltd. ADR	27,120	536,705
Total India		902,008

Indonesia | 0.4%

PT Telkom Indonesia (Persero)
Tbk. ADR	13,191	382,407
Total Indonesia		382,407

Israel | 1.4%

Check Point Software
Technologies Ltd. (a)	12,862	1,499,195
Total Israel		1,499,195

Japan | 15.5%

Chugai Pharmaceutical Co., Ltd.	47,300	1,541,791
FANUC Corp.	4,400	935,272
Keyence Corp.	3,300	2,074,902
Komatsu Ltd.	59,600	1,393,805
Kubota Corp.	86,600	1,925,642
Nitori Holdings Co., Ltd.	9,500	1,420,929
Shionogi & Co., Ltd.	28,000	1,969,697
Sysmex Corp.	16,200	2,186,701
Unicharm Corp.	56,200	2,445,102
Total Japan		15,893,841

Mexico | 0.3%

Fomento Economico Mexicano,
SAB de CV ADR	3,960	307,732
Total Mexico		307,732

Netherlands | 3.4%

Adyen NV (a)	1,315	3,451,874
Total Netherlands		3,451,874

Republic of South Korea | 1.1%

Samsung Electronics Co., Ltd.
GDR	712	1,170,828
Total Republic of South Korea		1,170,828

Russia | 0.8%

LUKOIL PJSC ADR	6,253	561,519
Yandex NV, Class A (a)	4,239	256,460
Total Russia		817,979
Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments | International Equity Fund | December 31, 2021 | (Continued)

Common Stocks | 96.7% of portfolio (Continued)		Common Stocks | 96.7% of portfolio (Continued)
Shares	Value	Shares	Value

Singapore | 2.9%

DBS Group Holdings Ltd.	124,215	$ 3,008,357
Total Singapore		3,008,357

Spain | 1.8%

Banco Bilboa Vizcaya Argentaria
SA	307,413	1,823,260
Total Spain		1,823,260

Sweden | 9.7%

Alfa Laval AB	50,898	2,044,549
Atlas Copco AB, Class A	67,128	4,638,600
Epiroc AB, Class A	74,699	1,888,823
Skandinaviska Enskilda Banken
AB, Class A	103,768	1,440,668
Total Sweden		10,012,640

Switzerland | 14.1%

Alcon Inc.	23,501	2,047,407
Lonza Group AG REG	3,876	3,227,111
Nestlé SA ADR	18,385	2,566,864
Roche Holding AG REG	9,368	3,886,419
SGS SA REG	339	1,130,123
Sonova Holding AG REG	4,214	1,646,817
Total Switzerland		14,504,741

Taiwan | 1.2%

Taiwan Semiconductor
Manufacturing Co. Ltd. ADR	10,341	$ 1,244,126
Total Taiwan		1,244,126

United States of America | 1.4%

Linde PLC	4,078	1,415,097
Total United States of America		1,415,097
Total Common Stocks
(Cost $63,400,901)		99,408,558

Money Market Fund | 3.3% of portfolio

State Street Institutional
U.S. Government Money Market
Fund Premier Class, 0.03% (b)	3,358,803	3,358,803
Total Money Market Fund
(Cost $3,358,803)		3,358,803

Total Investments in Securities
(Cost $66,759,704) | 100.0%		$102,767,361

(a) Non-income producing.

(b)7-day yield at December 31, 2021. ADR - American Depositary Deposit

SA - Sociedad Anonima or Societe Anonyme

PLC - Public Limited Company

A/S - Aktieselskab

SE - Societas Europaea

REG - Registered Shares

AG - Aktiengesellschaft

Tbk. - Terbuka

SAB de CV - Sociedad Anonima Bursatil de Capital Variable

SAB - Sociedad Anonima Bursatil

NV - Naamloze Vennottschap

GDR - Global Depositary Receipt

AB - Aktiebolag

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments

Small-Company Stock Fund | December 31, 2021

Common Stocks | 98.7% of portfolio		Common Stocks | 98.7% of portfolio (Continued)
Shares	Value	Shares	Value

Communication Services | 0.6%

Wireless Telecommunication
Services
Shenandoah Telecommunications
Co.	69,763	$ 1,778,957
Total Communication Services		1,778,957

Consumer Discretionary | 7.6%

Hotels, Restaurants & Leisure
Cracker Barrel Old Country Store,
Inc.	12,219	1,571,852
Hilton Grand Vacations Inc. (a)	65,900	3,434,049
Household Durables
MDC Holdings, Inc.	102,288	5,710,739
Leisure Products
Callaway Golf Co. (a)	181,651	4,984,504
Malibu Boats, Inc., Class A (a)	37,800	2,597,994
Specialty Retail
ARKO Corp. (a)	270,500	2,372,285
Textiles, Apparel & Luxury Goods
Carter's, Inc.	31,851	3,223,958
Total Consumer Discretionary		23,895,381

Consumer Staples | 0.8%

Food Products
TreeHouse Foods, Inc. (a)	63,927	2,590,961
Total Consumer Staples		2,590,961

Financials | 17.6%

Banks
Atlantic Union Bankshares Corp.	141,992	5,294,882
Cadence Bank	145,250	4,326,998
Eastern Bankshares, Inc.	365,900	7,380,203
FB Financial Corp.	152,959	6,702,663
Glacier Bancorp, Inc.	151,916	8,613,637
South State Corp.	15,675	1,255,724
Umpqua Holdings Corp.	163,000	3,136,120
Capital Markets
Virtu Financial, Inc., Class A	104,243	3,005,326
Consumer Finance
Encore Capital Group, Inc. (a)	143,983	8,942,784
Insurance
Kinsale Capital Group, Inc.	27,726	6,595,738
Total Financials		55,254,075

Health Care | 17.7%

Biotechnology
Emergent BioSolutions Inc. (a)	57,525	2,500,612
Twist Bioscience Corp. (a)	46,977	3,635,550
Health Care Equipment &
Supplies
Envista Holdings Corp. (a)	100,700	4,537,542
Integer Holdings Corp. (a)	51,470	4,405,317
NuVasive, Inc. (a)	63,500	3,332,480
STAAR Surgical Co. (a)	25,136	2,294,917

Health Care | 17.7% (Continued)

Health Care Providers & Services
AMN Healthcare Services, Inc. (a)	79,687	$ 9,748,111
LHC Group, Inc. (a)	51,528	7,071,187
PetIQ, Inc. (a)	137,000	3,111,270
Life Sciences Tools & Services
Medpace Holdings, Inc. (a)	46,950	10,218,198
NanoString Technologies, Inc. (a)	117,153	4,947,371
Total Health Care		55,802,555

Industrials | 25.9%

Aerospace & Defense
Maxar Technologies Inc.	98,500	2,908,705
Triumph Group, Inc. (a)	277,700	5,145,781
Construction & Engineering
Comfort Systems USA, Inc.	69,888	6,914,719
Dycom Industries, Inc. (a)	22,700	2,128,352
Primoris Services Corp.	199,398	4,781,564
Electrical Equipment
Atkore Inc. (a)	99,100	11,018,929
EnerSys	38,135	3,014,953
Machinery
Barnes Group Inc.	81,200	3,783,108
Colfax Corp. (a)	174,828	8,036,843
Federal Signal Corp.	145,494	6,305,710
Professional Services
CACI International Inc.,
Class A (a)	8,971	2,415,083
ManTech International Corp.,
Class A	105,765	7,713,441
Road & Rail
Werner Enterprises, Inc.	145,033	6,912,273
Trading Companies & Distributors
Applied Industrial Technologies,
Inc.	100,126	10,282,940
Total Industrials		81,362,401

Information Technology | 16.5%

Electronic Equipment,
Instruments & Components
Advanced Energy Industries, Inc.	63,162	5,751,532
Itron, Inc. (a)	51,377	3,520,352
IT Services
CSG Systems International, Inc.	61,670	3,553,425
Semiconductors & Semiconductor
Equipment
Diodes Inc. (a)	67,486	7,410,638
Software
Altair Engineering Inc.,
Class A (a)	101,177	7,823,006
Descartes Systems Group Inc.
(The) (a)	101,770	8,414,344
Model N, Inc. (a)	118,600	3,561,558
Verint Systems Inc. (a)	93,726	4,921,552
Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments | Small-Company Stock Fund | December 31, 2021 | (Continued)

Common Stocks | 98.7% of portfolio (Continued)		Common Stocks | 98.7% of portfolio (Continued)
Shares	Value	Shares	Value

Information Technology | 16.5% (Continued)

Ziff Davis, Inc. (a)	62,726	$ 6,953,804
Total Information Technology		51,910,211

Materials | 8.2%

Chemicals
Avient Corp.	203,027	11,359,360
Ingevity Corp. (a)	43,641	3,129,060
Construction Materials
Summit Materials, Inc.,
Class A (a)	284,768	11,430,588
Total Materials		25,919,008

Real Estate | 3.8%

Equity Real Estate Investment
Trusts (REITs)
Community Healthcare Trust Inc.	78,900	3,729,603
Easterly Government Properties,
Inc.	229,311	5,255,808

(a) Non-income producing.

(b)7-day yield at December 31, 2021.

Real Estate | 3.8% (Continued)

Uniti Group Inc.	224,400	$ 3,143,844
Total Real Estate		12,129,255
Total Common Stocks
(Cost $212,736,296)		310,642,804

Money Market Fund | 1.3% of portfolio

State Street Institutional
U.S. Government Money Market
Fund Premier Class, 0.03% (b)	4,019,204	4,019,204
Total Money Market Fund
(Cost $4,019,204)		4,019,204

Total Investments in Securities
(Cost $216,755,500) | 100.0%		$314,662,008
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Statements of Assets and Liabilities

December 31, 2021

		Short-Term
Assets	Daily Income	Government	Short-Term Bond
	Fund	Securities Fund	Fund
Investments in securities, at value (cost: $188,622,179, $76,978,456,
$565,501,234, $150,842,047, $5,164,753, $43,983,728, $541,775,218,
$201,721,669, $66,759,704 and $216,755,500, respectively)	$188,622,179	$77,285,473	$564,484,416
Cash	—	—	—
Investment securities sold receivable	—	107,645	—
Dividends, interest, and tax reclaims receivable	21,127	192,227	1,999,787
Capital shares sold receivable	74,634	386	84,093
Prepaid expenses	29,127	14,417	59,286
Due from RE Advisers	36,034	—	—
Total Assets	188,783,101	77,600,148	566,627,582
Liabilities
Investment securities purchased payable	8,999,230	—	—
Accrued expenses payable	33,960	25,811	212,622
Independent Director/Trustee's deferred compensation payable	84,741	35,120	202,282
Capital shares redeemed payable	75,913	79	530,486
Dividends payable	16	25	2,637
Due to RE Advisers	—	27,100	373,243
Due to custodian	—	—	—
Total Liabilities	9,193,860	88,135	1,321,270

Net Assets	$179,589,241	$77,512,013	$565,306,312
Net Assets Consist Of:
Distributable earnings (losses)	(75,884)	(151,994)	(2,250,347)
Paid-in-capital applicable to outstanding shares of 179,665,084, 14,891,614,
108,831,293, 28,635,912, 514,761, 6,943,849, 19,295,486, 22,771,288, 8,963,803
and 10,933,244, respectively	179,665,125	77,664,007	567,556,659

Net Assets	$179,589,241	$77,512,013	$565,306,312
Net Asset Value Per Share	$1.00	$5.21	$5.19
Statements of Assets and Liabilities	The accompanying notes are an integral part of these financial statements.

	Rural America
Intermediate	Growth & Income				International	Small-Company
Bond Fund	Fund	Stock Index Fund	Value Fund	Growth Fund	Equity Fund	Stock Fund
$150,679,428	$5,337,246	$241,938,917	$1,048,716,573	$379,786,611	$102,767,361	$314,662,008
—	—	—	153,427	—	—	—
—	—	34,194	—	352,287	364,201	—
738,259	15,084	—	815,724	34,546	293,419	136,954
31,387	1,072	40,031	51,005	35,277	7,515	17,259
19,504	13,970	31,517	91,834	45,642	21,016	42,958
—	4,364	—	—	—	—	—
151,468,578	5,371,736	242,044,659	1,049,828,563	380,254,363	103,453,512	314,859,179

—	—	—	—	267,199	—	—
39,304	9,352	79,861	248,222	190,213	53,970	154,995
9,238	146	48,219	338,518	53,981	58,320	198,972
980	—	74,225	427,240	222,683	20,015	217,323
67	—	—	—	—	—	—
82,901	—	86,642	550,827	256,158	36,318	268,987
—	4	—	—	—	—	—
132,490	9,502	288,947	1,564,807	990,234	168,623	840,277

$151,336,088	$5,362,234	$241,755,712	$1,048,263,756	$379,264,129	$103,284,889	$314,018,902

(856,990)	174,372	197,223,972	529,086,187	183,879,217	36,680,018	101,315,154
152,193,078	5,187,862	44,531,740	519,177,569	195,384,912	66,604,871	212,703,748

$151,336,088	$5,362,234	$241,755,712	$1,048,263,756	$379,264,129	$103,284,889	$314,018,902
$5.28	$10.42	$34.82	$54.33	$16.66	$11.52	$28.72
The accompanying notes are an integral part of these financial statements.	Statements of Assets and Liabilities

Statements of Operations

For the Period Ended December 31, 2021

		Short-Term
Investment Income	Daily Income	Government	Short-Term Bond
	Fund	Securities Fund	Fund
Interest	$97,044	$912,318	$6,805,590
Dividends	—	—	—
Allocated from Master Portfolio
Dividends	—	—	—
Interest	—	—	—
Total Investment Income	97,044	912,318	6,805,590
Expenses
Management fees	765,769	384,904	3,435,230
Shareholder servicing fees	142,302	80,376	206,479
Custodian and accounting fees	91,620	77,758	206,395
Director, Trustee, and Board meeting expenses	82,492	36,348	274,649
Legal and audit fees	55,661	28,827	184,197
Registration fees	31,405	21,609	44,242
Printing and regulatory filings	29,396	17,435	52,885
Communication	13,150	4,939	16,729
Insurance	8,937	4,090	31,089
Other expenses	14,464	19,375	68,481
Administration fees	—	—	—
Allocated from Master Portfolio	—	—	—
Total Expenses	1,235,196	675,661	4,520,376
Less fees waived and/or expenses reimbursed by RE Advisers	(1,155,775)	(33,855)	—
Net Expenses	79,421	641,806	4,520,376

Net Investment Income (Loss)	17,623	270,512	2,285,214
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(1,481)	(318,484)	2,056,538
Net change in unrealized apprecation (depreciation)	—	(1,013,880)	(9,914,676)
Net Gain (Loss) On Investments	(1,481)	(1,332,364)	(7,858,138)

Net Increase (Decrease) In Net Assets From Operations	$16,142	$(1,061,852)	$(5,572,924)

*For the period May 1, 2021 to December 31, 2021.

(a)Includes foreign tax withholding expense of $322 in Intermediate Bond, $15,186 in Stock Index, $44,681 in Value, $5,576 in Growth, and $164,433 in International Equity Funds.

(b)Represents expenses allocated to the Fund by the S&P 500 Master Portfolio after expense reimbursements of $1,289.

(c)Represents realized and unrealized gain on investments allocated from the Master Portfolio.

Statements of Operations	The accompanying notes are an integral part of these financial statements.

	Rural America
Intermediate	Growth & Income				International	Small-Company
Bond Fund	Fund*	Stock Index Fund	Value Fund	Growth Fund	Equity Fund	Stock Fund
$2,407,027(a)	$12,501	$—	$3,953	$925	$920	$1,427
—	21,699	—	17,966,942(a)	1,233,828(a)	2,060,294(a)	4,474,679
—	—	3,044,274(a)	—	—	—	—
—	—	161	—	—	—	—
2,407,027	34,200	3,044,435	17,970,895	1,234,753	2,061,214	4,476,106

788,059	15,491	—	4,757,960	2,280,714	747,368	2,557,220
59,777	20,863	178,145	390,923	217,547	148,054	288,341
135,883	47,551	71,382	216,691	125,436	127,446	104,355
53,575	619	90,528	442,315	155,925	43,951	137,581
41,274	4,228	65,345	302,428	108,174	32,771	96,874
46,889	24,402	27,922	40,836	31,809	24,205	26,123
15,339	867	45,558	97,273	56,584	35,217	71,568
3,261	7,433	13,591	33,517	16,979	13,439	20,930
4,848	22	9,710	47,626	16,309	4,677	14,516
42,410	220	14,200	53,051	19,401	9,356	21,874
—	—	542,067	—	—	—	—
—	—	20,757(b)	—	—	—	—
1,191,315	121,696	1,079,205	6,382,620	3,028,878	1,186,484	3,339,382
(142,341)	(98,035)	—	—	—	(193,888)	—
1,048,974	23,661	1,079,205	6,382,620	3,028,878	992,596	3,339,382

1,358,053	10,539	1,965,230	11,588,275	(1,794,125)	1,068,618	1,136,724

32,497	9,896	2,230,795(c)	96,849,735	34,831,159	5,271,736	48,395,731
(2,351,660)	172,493	48,866,809(c)	115,477,901	21,685,920	4,104,984	7,941,420
(2,319,163)	182,389	51,097,604	212,327,636	56,517,079	9,376,720	56,337,151

$(961,110)	$192,928	$53,062,834	$223,915,911	$54,722,954	$10,445,338	$57,473,875
The accompanying notes are an integral part of these financial statements.	Statements of Operations

Statements of Changes in Net Assets

	Daily Income Fund
	Year Ended	Year Ended
	December 31, 2021	December 31, 2020
Increase (Decrease) In Net Assets
Operations
Net investment income	$17,623	$306,484
Net realized gain (loss) on investments	(1,481)	—
Net change in unrealized appreciation (depreciation)	—	—
Increase (decrease) in net assets from operations	16,142	306,484
Distributions to Shareholders
Distributions to shareholders	(17,623)	(311,702)
Total Distributions to shareholders	(17,623)	(311,702)
Capital Share Transactions
Net capital share transactions	7,807,653	8,953,537
Total increase (decrease) in net assets from capital transactions	7,807,653	8,953,537
Total Increase (Decrease) In Net Assets	7,806,172	8,948,319
Net Assets
Beginning of year	$171,783,069	$162,834,750
End of year	$179,589,241	$171,783,069
Statements of Changes in Net Assets	The accompanying notes are an integral part of these financial statements.

Short-Term Government Securities Fund		Short-Term Bond Fund		Intermediate Bond Fund
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020

$270,512	$444,058	$2,285,214	$5,025,089	$1,358,053	$687,601
(318,484)	1,544,708	2,056,538	16,494,094	32,497	1,216,814
(1,013,880)	1,019,892	(9,914,676)	6,236,279	(2,351,660)	2,105,520
(1,061,852)	3,008,658	(5,572,924)	27,755,462	(961,110)	4,009,935

(282,892)	(2,136,655)	(7,728,293)	(19,849,328)	(1,695,715)	(2,215,449)
(282,892)	(2,136,655)	(7,728,293)	(19,849,328)	(1,695,715)	(2,215,449)

(10,293,193)	16,762,309	13,546,507	8,843,177	61,332,676	67,021,192
(10,293,193)	16,762,309	13,546,507	8,843,177	61,332,676	67,021,192
(11,637,937)	17,634,312	245,290	16,749,311	58,675,851	68,815,678

$89,149,950	$71,515,638	$565,061,022	$548,311,711	$92,660,237	$23,844,559
$77,512,013	$89,149,950	$565,306,312	$565,061,022	$151,336,088	$92,660,237
The accompanying notes are an integral part of these financial statements.	Statements of Changes in Net Assets

Statements of Changes in Net Assets (Continued)

Rural America
Growth & Income
Fund
Since Inception
May 1, 2021 to
December 31, 2021
Increase (Decrease) In Net Assets
Operations
Net investment income	$10,539
Net realized gain (loss) on investments	9,896
Net change in unrealized appreciation (depreciation)	172,493
Increase (decrease) in net assets from operations	192,928
Distributions to Shareholders
Distributions to shareholders	(18,556)
Total Distributions to shareholders	(18,556)
Capital Share Transactions
Net capital share transactions	5,187,862
Total increase (decrease) in net assets from capital transactions	5,187,862
Total Increase (Decrease) In Net Assets	5,362,234
Net Assets
Beginning of year	$—
End of year	$5,362,234
Statements of Changes in Net Assets	The accompanying notes are an integral part of these financial statements.

Stock Index Fund		Value Fund		Growth Fund
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020

$1,965,230	$2,153,223	$11,588,275	$11,597,580	$(1,794,125)	$(1,214,475)
2,230,795	447,620	96,849,735	132,416,932	34,831,159	18,129,840
48,866,809	25,993,186	115,477,901	(89,955,729)	21,685,920	71,265,220
53,062,834	28,594,029	223,915,911	54,058,783	54,722,954	88,180,585

(5,077,762)	(2,658,345)	(85,105,090)	(136,377,946)	(32,076,755)	(14,345,568)
(5,077,762)	(2,658,345)	(85,105,090)	(136,377,946)	(32,076,755)	(14,345,568)

4,947,932	(8,064,248)	(19,290,874)	18,955,139	36,958,294	2,276,767
4,947,932	(8,064,248)	(19,290,874)	18,955,139	36,958,294	2,276,767
52,933,004	17,871,436	119,519,947	(63,364,024)	59,604,493	76,111,784

$188,822,708	$170,951,272	$928,743,809	$992,107,833	$319,659,636	$243,547,852
$241,755,712	$188,822,708	$1,048,263,756	$928,743,809	$379,264,129	$319,659,636
The accompanying notes are an integral part of these financial statements.	Statements of Changes in Net Assets

Statements of Changes in Net Assets (Continued)

	International Equity Fund
	Year Ended	Year Ended
	December 31, 2021	December 31, 2020
Increase (Decrease) In Net Assets
Operations
Net investment income	$1,068,618	$502,364
Net realized gain (loss) on investments	5,271,736	658,224
Net change in unrealized appreciation (depreciation)	4,104,984	14,814,294
Increase (decrease) in net assets from operations	10,445,338	15,974,882
Distributions to Shareholders
Distributions to shareholders	(4,420,388)	(552,126)
Total Distributions to shareholders	(4,420,388)	(552,126)
Capital Share Transactions
Net capital share transactions	5,718,477	(2,656,559)
Total increase (decrease) in net assets from capital transactions	5,718,477	(2,656,559)
Total Increase (Decrease) In Net Assets	11,743,427	12,766,197
Net Assets
Beginning of year	$91,541,462	$78,775,265
End of year	$103,284,889	$91,541,462
Statements of Changes in Net Assets	The accompanying notes are an integral part of these financial statements.

Small-Company Stock Fund

Year Ended	Year Ended
December 31, 2021	December 31, 2020

$1,136,724	$(425,317)
48,395,731	44,525,939
7,941,420	1,992,422
57,473,875	46,093,044

(50,233,661)	(33,366,323)
(50,233,661)	(33,366,323)

20,240,800	(58,639,010)
20,240,800	(58,639,010)
27,481,014	(45,912,289)

$286,537,888	$332,450,177
$314,018,902	$286,537,888
The accompanying notes are an integral part of these financial statements.	Statements of Changes in Net Assets

Financial Highlights

Daily Income Fund

The financial highlights tables are intended to help you understand the Fund's financial performance for the past 5 years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Year Ended December 31,
For a Share Outstanding Throughout Each Year	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations
Net investment income	—(a,b,c)	-—(a,b,c)	0.01	0.01	-—(a,b,c)
Net realized and unrealized gain (loss) on
investments	—(c)	—	—	—	—

Total from investment operations	—(a,c)	—(a,c)	0.01	0.01	—(a,c)
Distributions
Net investment income	—(c)	—(c)	(0.01)	(0.01)	—(c)
Net realized gain	—	—	—	—	—

Total distributions	—(a,c)	—(a,c)	(0.01)	(0.01)	—(a,c)

Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	0.01%	0.19%	1.43%	1.08%	0.18%
Ratios/Supplemental Data

Net assets, end of year (thousands)	$179,589	$171,783	$162,835	$163,854	$173,927

Ratio of net investment income to average net
assets	0.01%(a,b)	0.17%(a,b)	1.42%	1.07%	0.17%(a,b)

Ratio of gross expenses before voluntary expense
limitation to average net assets	0.70%	0.78%	0.78%	0.74%	0.71%

Ratio of expenses to average net assets	0.04%(a,b)	0.37%(a,b)	0.78%	0.74%	0.66%(a,b)

(a)Effective August 14, 2009, RE Advisers agreed to waive fees and/or reimburse expenses to the extent necessary to assist the Fund in attempting to maintain a positive yield. The temporary waiver continued through May 11, 2017 and was reinstated on April 20, 2020.

(b)Excludes excess investment management fees and other expenses voluntarily waived and reimbursed by RE Advisers.

(c) Less than $0.01 per share.

Financial Highlights	The accompanying notes are an integral part of these financial statements.

Financial Highlights

Short-Term Government Securities Fund

		Year Ended December 31,
For a Share Outstanding Throughout Each Year	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Year	$5.29	$5.21	$5.14	$5.15	$5.16

Income from investment operations
Net investment income	0.02	0.03	0.08	0.07	0.05
Net realized and unrealized gain (loss) on
investments	(0.08)	0.18	0.09	(0.01)	(0.01)

Total from investment operations	(0.06)	0.21	0.17	0.06	0.04
Distributions
Net investment income	(0.02)	(0.03)	(0.08)	(0.07)	(0.05)
Net realized gain	—	(0.10)	(0.02)	—(a)	—(a)

Total distributions	(0.02)	(0.13)	(0.10)	(0.07)	(0.05)

Net Asset Value, End of Year	$5.21	$5.29	$5.21	$5.14	$5.15

Total Return	-1.18%	4.13%	3.36%	1.20%	0.87%
Ratios/Supplemental Data

Net assets, end of year (thousands)	$77,512	$89,150	$71,516	$76,918	$75,425

Ratio of net investment income to average net
assets	0.32%(b)	0.58%(b)	1.52%(b)	1.37%(b)	1.02%(b)

Ratio of gross expenses before expense limitation to
average net assets	0.79%	0.81%	0.85%	0.82%	0.81%

Ratio of expenses to average net assets	0.75%(b)	0.75%(b)	0.75%(b)	0.75%(b)	0.75%(b)

Portfolio turnover rate	155%(c)	299%(c)	237%(c,d)	40%	33%

(a) Less than $0.01 per share.

(b)Excludes expenses in excess of a 0.75% contractual expense limitation with RE Advisers, in effect through May 1, 2022.

(c) Rate includes purchases and sales of long-term U.S. Treasury Bonds.

(d)The change in portfolio turnover from 2018 to 2019 is due to a repositioning of the Fund as a result of market activities.

The accompanying notes are an integral part of these financial statements.	Financial Highlights

Financial Highlights

Short-Term Bond Fund

		Year Ended December 31,
For a Share Outstanding Throughout Each Year	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Year	$5.32	$5.23	$5.17	$5.19	$5.19

Income from investment operations
Net investment income	0.02	0.05	0.10	0.10	0.08
Net realized and unrealized gain (loss) on
investments	(0.08)	0.23	0.10	(0.02)	—(a)

Total from investment operations	(0.06)	0.28	0.20	0.08	0.08
Distributions
Net investment income	(0.02)	(0.05)	(0.10)	(0.10)	(0.08)
Net realized gain	(0.05)	(0.14)	(0.04)	—(a)	—(a)

Total distributions	(0.07)	(0.19)	(0.14)	(0.10)	(0.08)

Net Asset Value, End of Year	$5.19	$5.32	$5.23	$5.17	$5.19

Total Return	-1.11%	5.42%	3.90%	1.69%	1.65%
Ratios/Supplemental Data

Net assets, end of year (thousands)	$565,306	$565,061	$548,312	$562,033	$550,242

Ratio of net investment income to average net
assets	0.40%	0.92%	1.87%	2.02%	1.59%

Ratio of expenses to average net assets	0.79%	0.78%	0.79%	0.77%	0.76%

Portfolio turnover rate	355%(b)	328%(b)	276%(b,c)	39%	32%

(a) Less than $0.01 per share.

(b)Rate includes purchases and sales of long-term U.S. Treasury Bonds.

(c) The change in portfolio turnover from 2018 to 2019 is due to a repositioning of the Fund as a result of market activities.

Financial Highlights	The accompanying notes are an integral part of these financial statements.

Financial Highlights

Intermediate Bond Fund

			Since Inception
			May 1, 2019
	Year Ended December 31,		to December 31 ,

For a Share Outstanding Throughout the Period	2021	2020	2019

Net Asset Value, Beginning of Period	$5.41	$5.13	$5.00

Income from investment operations
Net investment income	0.07	0.08	0.06
Net realized and unrealized gain (loss) on investments	(0.13)	0.36	0.17

Total from investment operations	(0.06)	0.44	0.23
Distributions
Net investment income	(0.07)	(0.08)	(0.06)
Net realized gain	—	(0.08)	(0.04)

Total distributions	(0.07)	(0.16)	(0.10)

Net Asset Value, End of Period	$5.28	$5.41	$5.13

Total Return	-1.12%	8.70%	4.69%(a)
Ratios/Supplemental Data

Net assets, end of year (thousands)	$151,336	$92,660	$23,845

Ratio of net investment income to average net assets	1.03%(b)	1.19%(b)	1.69%(b,c)

Ratio of gross expenses before expense limitation to average net
assets	0.91%	1.13%	2.49%(c)

Ratio of expenses to average net assets	0.80%(b)	0.80%(b)	0.80%(b,c)

Portfolio turnover rate	249%(d)	359%(d)	395%(d)

(a) Aggregate total return for the period.

(b)Excludes expenses in excess of a 0.80% contractual expense limitation with RE Advisers, in effect through May 1, 2022.

(c) Annualized.
(d)Rate includes purchases and sales of long-term U.S. Treasury Bonds.
The accompanying notes are an integral part of these financial statements.	Financial Highlights

Financial Highlights

Rural America Growth & Income Fund

Since Inception
May 1, 2021
to December 31 ,

For a Share Outstanding Throughout the Period	2021

Net Asset Value, Beginning of Period	$10.00

Income from investment operations
Net investment income	0.02
Net realized and unrealized gain (loss) on investments	0.44

Total from investment operations	0.46
Distributions
Net investment income	(0.02)
Net realized gain	(0.02)

Total distributions	(0.04)

Net Asset Value, End of Year	$10.42

Total Return	4.58%(a)
Ratios/Supplemental Data

Net assets, end of period (thousands)	$5,362

Ratio of net investment income to average net assets	0.44%(b,c)

Ratio of gross expenses before expense limitation to average net assets	5.12%(b)

Ratio of expenses to average net assets	1.00%(b,c)

Portfolio turnover rate	9%

(a)Aggregate total return for the period. (b)Annualized.

(c)Excludes expenses in excess of a 1.00% contractual expense limitation with RE Advisers, in effect through May 1, 2022.

Financial Highlights	The accompanying notes are an integral part of these financial statements.

Financial Highlights

Stock Index Fund

		Year Ended December 31,
For a Share Outstanding Throughout Each Year	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Year	$27.78	$23.93	$18.67	$20.02	$16.67

Income from investment operations
Net investment income	0.29	0.32	0.34	0.32	0.27
Net realized and unrealized gain (loss) on
investments	7.50	3.92	5.39	(1.30)	3.26

Total from investment operations	7.79	4.24	5.73	(0.98)	3.53
Distributions
Net investment income	(0.30)	(0.31)	(0.38)	(0.37)	(0.18)
Net realized gain	(0.45)	(0.08)	(0.09)	—	—

Total distributions	(0.75)	(0.39)	(0.47)	(0.37)	(0.18)

Net Asset Value, End of Year	$34.82	$27.78	$23.93	$18.67	$20.02

Total Return	28.09%	17.80%	30.77%	-4.95%	21.16%
Ratios/Supplemental Data

Net assets, end of year (thousands)	$241,756	$188,823	$170,951	$133,934	$145,094

Ratio of net investment income to average net
assets	0.91%	1.30%	1.39%	1.39%	1.42%

Ratio of expenses to average net assets	0.50%	0.53%	0.59%	0.56%	0.55%

Portfolio turnover rate (a)	N/A	N/A	N/A	N/A	N/A

(a)Substantially all of the assets of the Stock Index Fund are invested in the S&P 500 Index Master Portfolio managed by BlackRock Fund Advisors. Please refer to the financial highlights in the Appendix for the portfolio turnover rate of the S&P 500 Index Master Portfolio.

The accompanying notes are an integral part of these financial statements.	Financial Highlights

Financial Highlights

Value Fund

		Year Ended December 31,
For a Share Outstanding Throughout Each Year	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Year	$47.28	$51.51	$46.64	$55.26	$47.70

Income from investment operations
Net investment income	0.63	0.66	0.83	0.91	1.00
Net realized and unrealized gain (loss) on
investments	11.12	2.94	11.93	(4.39)	9.52

Total from investment operations	11.75	3.60	12.76	(3.48)	10.52
Distributions
Net investment income	(0.64)	(0.66)	(0.83)	(0.91)	(1.00)
Net realized gain	(4.06)	(7.17)	(7.06)	(4.23)	(1.96)

Total distributions	(4.70)	(7.83)	(7.89)	(5.14)	(2.96)

Net Asset Value, End of Year	$54.33	$47.28	$51.51	$46.64	$55.26

Total Return	25.07%	7.61%	27.69%	-6.36%	22.17%
Ratios/Supplemental Data

Net assets, end of year (thousands)	$1,048,264	$928,744	$992,108	$875,266	$1,118,709

Ratio of net investment income to average net
assets	1.14%	1.35%	1.53%	1.55%	1.92%

Ratio of expenses to average net assets	0.63%	0.65%	0.66%	0.60%	0.60%

Portfolio turnover rate	9%	22%	17%(a)	1%	7%

(a) The change in portfolio turnover from 2018 to 2019 is due to a repositioning of the Fund as a result of market activities.

Financial Highlights	The accompanying notes are an integral part of these financial statements.

Financial Highlights

Growth Fund

		Year Ended December 31,
For a Share Outstanding Throughout Each Year	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Year	$15.56	$11.78	$9.68	$10.36	$8.07

Income from investment operations
Net investment income (loss)	-0.08	-—	-—	0.02	-—
Net realized and unrealized gain (loss) on
investments	2.70	4.52	2.73	0.41	3.04

Total from investment operations	2.62	4.52	2.73	0.43	3.04
Distributions
Net investment income	—	—	—	(0.02)	—
Net realized gain	(1.52)	(0.74)	(0.63)	(1.09)	(0.75)

Total distributions	(1.52)	(0.74)	(0.63)	(1.11)	(0.75)

Net Asset Value, End of Year	$16.66	$15.56	$11.78	$9.68	$10.36

Total Return	17.13%	38.65%	28.36%	3.96%	37.68%
Ratios/Supplemental Data

Net assets, end of year (thousands)	$379,264	$319,660	$243,548	$194,467	$178,020

Ratio of net investment income (loss) to average
net assets	(0.50)%	(0.46)%	(0.14)%	0.14%	(0.12)%

Ratio of expenses to average net assets	0.84%	0.89%	0.93%	0.86%	0.93%

Portfolio turnover rate	26%	23%	29%	34%	37%

The accompanying notes are an integral part of these financial statements.	Financial Highlights

Financial Highlights

International Equity Fund

		Year Ended December 31,
For a Share Outstanding Throughout Each Year	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Year	$10.84	$8.99	$7.28	$8.49	$6.69

Income from investment operations
Net investment income	0.13	0.06	0.12	0.12	0.08
Net realized and unrealized gain (loss) on
investments	1.07	1.86	1.69	(1.20)	1.80

Total from investment operations	1.20	1.92	1.81	(1.08)	1.88
Distributions
Net investment income	(0.12)	(0.07)	(0.10)	(0.13)	(0.08)
Net realized gain	(0.40)	—	—	—	—

Total distributions	(0.52)	(0.07)	(0.10)	(0.13)	(0.08)

Net Asset Value, End of Year	$11.52	$10.84	$8.99	$7.28	$8.49

Total Return	11.09%	21.34%	24.83%	-12.74%	28.12%
Ratios/Supplemental Data

Net assets, end of year (thousands)	$103,285	$91,541	$78,775	$66,082	$74,138

Ratio of net investment income to average net
assets	1.07%(a)	0.65%(a)	1.29%(a)	1.39%(a)	1.03%(a)

Ratio of gross expenses before voluntary expense
limitation to average net assets	1.19%	1.24%	1.30%	1.23%	1.25%

Ratio of expenses to average net assets	1.00%(a)	0.99%(a)	0.99%(a)	0.99%(a)	0.99%(a)

Portfolio turnover rate	13%	15%	27%	16%	11%

(a)Excludes expenses in excess of a 1.00% contractual expense limitation with RE Advisers, in effect through May 1, 2022. Prior to May 1, 2021, the actual contractual expense limitation was 0.99%.

Financial Highlights	The accompanying notes are an integral part of these financial statements.

Financial Highlights

Small-Company Stock Fund

		Year Ended December 31,
For a Share Outstanding Throughout Each Year	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Year	$28.36	$26.25	$25.57	$44.11	$41.13

Income from investment operations
Net investment income	0.12	(—)	0.18	0.15	0.08
Net realized and unrealized gain (loss) on
investments	5.53	5.70	5.42	(11.45)	4.86

Total from investment operations	5.65	5.70	5.60	(11.30)	4.94
Distributions
Net investment income	(0.12)	—(a)	(0.18)	(0.15)	(0.08)
Net realized gain	(5.17)	(3.59)	(4.74)	(7.09)	(1.88)

Total distributions	(5.29)	(3.59)	(4.92)	(7.24)	(1.96)

Net Asset Value, End of Year	$28.72	$28.36	$26.25	$25.57	$44.11

Total Return	20.68%	22.08%	22.16%	-26.18%	11.99%
Ratios/Supplemental Data

Net assets, end of year (thousands)	$314,019	$286,538	$332,450	$486,993	$1,277,434

Ratio of net investment income (loss) to average
net assets	0.36%	(0.16)%	0.54%	0.26%	0.14%

Ratio of expenses to average net assets	1.06%	1.12%	1.05%	0.90%	0.88%

Portfolio turnover rate	24%	18%	38%(b)	5%	7%

(a) Less than $0.01 per share.

(b)The change in portfolio turnover from 2018 to 2019 is due to a repositioning of the Fund as a result of market activities.

The accompanying notes are an integral part of these financial statements.	Financial Highlights

Notes to Financial Statements

1. Organization

Homestead Funds, Inc. (the "Corporation") is a Maryland corporation organized on June 29, 1990. Homestead Funds Trust (the "Trust") is a Massachusetts business trust organized on February 15, 2019. The Corporation and the Trust are each registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Corporation currently consists of eight portfolios, Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Growth Fund, International Equity Fund, and Small-Company Stock Fund, and the Trust currently consists of two portfolios, Intermediate Bond Fund and Rural America Growth & Income Fund (collectively, the "Homestead Funds"). The Board of Directors of the Corporation and the Board of Trustees of the Trust are referred to collectively as the "Board".

Each Fund is a separate investment portfolio with distinct investment objectives, investment programs, policies and restrictions. The investment objectives of the Funds, as well as the nature and risks of the investment activities of each Fund, are set forth more fully in Homestead Funds' Prospectus and Statement of Additional Information. All of the Funds are diversified for purposes of the Act.

The Stock Index Fund pursues its investment objective by seeking to replicate the total return performance of the S&P 500 Index, which is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. At December 31, 2021, the Stock Index Fund was operating as a feeder fund, whereby substantially all of its assets are invested in the S&P 500 Index Master Portfolio ("Master Portfolio"), an open-end investment company managed by BlackRock Fund Advisors. At December 31, 2021, the Stock Index Fund's investment constituted 0.70% of the Master Portfolio. The financial statements of the Master Portfolio are contained in the Appendix of this report and should be read in conjunction with the financial statements for the Stock Index Fund.

2. Summary of Significant Accounting Policies

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). Homestead Funds is considered an Investment Company under GAAP and follows the accounting and reporting guidance set forth in ASC Topic 946 Financial Services—Investment Companies. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Security Valuation: Each Fund's net asset value per share is calculated as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. ET), ("Valuation Time"). Net asset values per share normally are calculated every day the NYSE is open for regular trading. The NYSE is closed on weekends and major holidays. On any day that regular trading on the NYSE closes earlier than scheduled, the Fund will advance the time as of which the NAV is calculated and, therefore, also the time by which purchase and redemption orders must be received in order to receive that day's NAV. Portfolio securities for which market quotations are readily available are valued at current market value as of the Valuation Time in accordance with the Guidlines for Portfolio Securities Valuation Policies and Procedures ("Valuation Procedures") adopted by the Board. Market value is generally determined on the basis of official closing prices or the last reported sales prices and/or may be based on quotes or prices (including evaluated prices) supplied by the Funds' approved independent pricing services. Portfolio securities for which market quotations are not readily available are valued at fair value by RE Advisers Corporation ("Adviser" or "RE Advisers") or a Fund's subadvisor, as determined in good faith in accordance with the Valuation Procedures.

The Board has delegated day-to-day responsibility for determining the fair value of securities to the Adviser and the Funds' subadvisors. RE Advisers has chartered an internal Valuation Committee to oversee the implementation of the Valuation Procedures, oversee the fair valuation decisions of the subadvisors, monitor the valuation process, and provide quarterly reports to the Board. The Valuation Committee reports all instances of fair valuation to the Board at each quarterly Board meeting, as applicable.

A disclosure hierarchy that categorizes the inputs used to value assets and liabilities at measurement date has been established under GAAP. These inputs are summarized into three broad levels as follows:

•Level 1—quoted prices in active markets for identical investments;

•Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair valuation of investments).

Notes to Financial Statements

Notes to Financial Statements | (Continued)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period.

The Funds use the following valuation techniques to value securities by major category:

Registered investment company shares (other than shares of exchange-traded funds and closed-end fund shares that trade on an exchange) are valued at the net asset value determined by the registered investment company after the close of the NYSE. The Funds invest in regulated investment companies that seek to maintain a share price of $1.00 and are categorized as Level 1 in the hierarchy.

Domestic equity securities and exchange traded funds that are traded on a national securities exchange are valued at the closing price as reported by an independent pricing service from the primary market in which the securities trade and are categorized as Level 1. Securities not traded or dealt in upon a national securities exchange for which over-the-counter market quotations are readily available generally are valued (i) at the last quoted sales price (if adequate trading volume is present) or, (ii) otherwise at the last bid price.

Foreign equity securities that are traded on a foreign exchange are valued based on the closing price as reported by an independent pricing service from the primary market in which such securities are normally traded. An independent pricing service is utilized to fair value foreign equity securities based on the impact of market events between the close of the foreign exchange and the time the net asset value is calculated. Foreign equity securities that are fair valued are categorized as Level 2 in the hierarchy and foreign equity securities not fair valued are categorized as Level 1.

Fixed-income securities, including corporate, government, municipal, mortgage-backed and asset-backed securities are (1) valued by an independent pricing service based on market prices or broker/dealer quotations or other appropriate measures, or (2) valued at market value generated by RE Advisers using a pricing matrix or model based on benchmark yields, issuer, spreads,monthly payment information or other available market information for securities of similar characteristics. For purposes of the Valuation Procedures, the process described in (2) is deemed to be a fair valuation of such portfolio securities, solely for the purpose of the applicability of the fair valuation determinations set forth in the Valuation Procedures. For fixed-income securities, the security is valued following the sequence above and flows to the next method only if the prior method is not available.

Fixed income securities utilizing these methods are generally categorized as Level 2. Fixed income securities that are valued using only a broker quote, absent corroborating observable inputs are categorized as Level 3.

Fixed income securities and commercial paper held in the Daily Income Fund are valued at amortized cost and are categorized as Level 2 in the hierarchy. The amortized cost method does not take into account unrealized gains or losses on the portfolio securities. Amortized cost valuation involves initially valuing a security at its cost, and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value of a security, as determined by amortized cost, may be higher or lower than the price the Daily Income Fund would receive if it sold the security.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Adviser or a Fund's subadvisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would impact a security's valuation, the security will be fair valued as determined in good faith by the Fund's Adviser or subadvisor based on the Valuation Procedures approved by the Board. The determination of a security's fair value price often involves the consideration of a number of subjective factors, and therefore, is subject to the risk that the value that is assigned to a security may be higher or lower than the security's value would be if a reliable market quotation for the security were readily available. Such securities are generally categorized as Level 3 in the hierarchy.

The Stock Index Fund records its investment in the Master Portfolio at the market value of its proportionate interest in the net assets of the Master Portfolio. For purposes of determining the net asset value of the Stock Index Fund, the securities of the Master Portfolio are priced by the investment advisor to the Master Portfolio under the direction of the Board of Trustees of the Master Portfolio. The policies and procedures are discussed in the notes to the Master Portfolio's financial statements, included in the Appendix of this report.

The following table summarizes each Fund's investments, based on the inputs used to determine their values on December 31, 2021 (other than Stock Index Fund). The level classifications of the Master Portfolio as of December 31, 2021 are included in the Appendix.

Notes to Financial Statements

Notes to Financial Statements | (Continued)

Daily Income Fund	Level 1	Level 2	Level 3	Total
U.S. Government & Agency Obligations	$—	$188,578,693	$—	$188,578,693
Money Market Fund	43,486	—	—	43,486
Total	$43,486	$188,578,693	$—	$188,622,179
Short-Term Government Securities Fund
Corporate Bonds Guaranteed by Export-Import Bank of the
United States	$—	$38,807,170	$—	$38,807,170
U.S. Government & Agency Obligations	—	30,719,945	—	30,719,945
Asset-Backed Securities	—	2,757,215	—	2,757,215
Corporate Bonds–Other	—	2,293,348	—	2,293,348
Municipal Bonds	—	702,627	—	702,627
Mortgage-Backed Security	—	688,271	—	688,271
Money Market Fund	1,316,897	—	—	1,316,897
Total	$1,316,897	$75,968,576	$—	$77,285,473
Short-Term Bond Fund
Corporate Bonds–Other	$—	$199,971,301	$—	$199,971,301
U.S. Government & Agency Obligations	—	174,243,241	—	174,243,241
Yankee Bonds	—	80,163,597	—	80,163,597
Asset-Backed Securities	—	72,064,085	—	72,064,085
Corporate Bonds Guaranteed by Export-Import Bank of the
United States	—	14,977,952	—	14,977,952
Municipal Bonds	—	9,459,724	—	9,459,724
Mortgage-Backed Securities	—	3,196,206	—	3,196,206
Money Market Fund	10,408,310	—	—	10,408,310
Total	$10,408,310	$554,076,106	$—	$564,484,416
Intermediate Bond Fund
Corporate Bonds–Other	$—	$53,412,346	$—	$53,412,346
U.S. Government & Agency Obligations	—	22,504,604	—	22,504,604
Mortgage-Backed Securities	—	22,366,696	—	22,366,696
Asset-Backed Securities	—	19,178,051	—	19,178,051
Yankee Bonds	—	18,274,191	—	18,274,191
Municipal Bonds	—	5,466,809	—	5,466,809
Corporate Bonds Guaranteed by Export-Import Bank of the
United States	—	703,728	—	703,728
Money Market Fund	8,773,003	—	—	8,773,003
Total	$8,773,003	$141,906,425	$—	$150,679,428
Rural America Growth & Income Fund
Common Stocks	$ 3,186,002	$—	$—	$3,186,002
Corporate Bonds–Other	—	1,276,266	—	1,276,266
U.S. Government & Agency Obligations	—	263,714	—	263,714
Mortgage-Backed Securities	—	143,061	—	143,061
Asset-Backed Securities	—	137,334	—	137,334
Municipal Bonds	—	128,275	—	128,275
Money Market Fund	202,594	—	—	202,594
Total	$3,388,596	$1,948,650	$—	$5,337,246
Value Fund
Common Stocks	$ 1,030,380,123	$—	$—	$1,030,380,123
Money Market Fund	18,336,450	—	—	18,336,450
Total	$1,048,716,573	$—	$—	$1,048,716,573

Notes to Financial Statements

Notes to Financial Statements | (Continued)

Growth Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$ 377,065,099	$—	$—	$377,065,099
Money Market Fund	2,721,512	—	—	2,721,512
Total	$379,786,611	$—	$—	$379,786,611
International Equity Fund
Common Stocks	$ 14,677,365	$ 84,731,193	$—	$99,408,558
Money Market Fund	3,358,803	—	—	3,358,803
Total	$18,036,168	$84,731,193	$—	$102,767,361
Small-Company Stock Fund
Common Stocks	$ 310,642,804	$—	$—	$310,642,804
Money Market Fund	4,019,204	—	—	4,019,204
Total	$314,662,008	$—	$—	$314,662,008

On December 3, 2020, the SEC adopted Rule 2a-5 under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company or business development company. Among other things, Rule 2a-5 will permit a fund's board to designate the fund's primary investment adviser to perform the fund's fair value determinations, which will be subject to board oversight and certain reporting and other requirements intended to ensure that the board receives the information it needs to oversee the investment adviser's fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. RE Advisers continues to review Rule 2a-5 and its impact on RE Advisers' and the Funds' valuation policies and related practices.

Foreign currency: The International Equity Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract's terms. Foreign-denominated assets, including investment securities and liabilities are translated into U.S. dollars at the exchange rate at the end of the period. Purchases and sales of investment securities and income and dividends received are translated into U.S. dollars at the exchange rate in effect on the transaction date. Currency gains and losses and the effects of exchange rate fluctuations on investments are included with the realized and unrealized gain (loss) on investment securities.

To-be-announced securities: The Intermediate Bond Fund purchases securities on a to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. The Fund maintains liquid assets sufficient to settle its commitment to purchase a TBA security.

Distributions to shareholders: Dividends to shareholders are recorded on the ex-dividend date. Ordinary income dividends for the Daily Income, Short-Term Government Securities, Short-Term Bond, and Intermediate Bond Funds are declared daily and paid monthly. Ordinary income dividends for Value Fund are declared and paid semi-annually. Ordinary income dividends for the Rural America Growth & Income, Stock Index, Growth, International Equity, and Small-Company Stock Funds are declared and paid annually. Capital gains dividends, if any, are declared and paid at the end of each fiscal year. Any unpaid capital gains will be paid in June of the subsequent year, but no later than the extended due date of the federal tax return.

Other: Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount, and expenses are recorded on the accrual basis. Investment transactions are recorded as of the trade date. Realized gains and losses from investment transactions are reported on the identified cost basis.

The Stock Index Fund records a pro rata share of the Master Portfolio's income, expenses, and realized and unrealized gains and losses in addition to the Fund's own expenses, which are accrued daily.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future and therefore cannot be estimated; however, the Funds have not had prior claims or losses pursuant to these contracts.

General expenses of the Trust are allocated to each fund of the Trust and general expenses of the Corporation are allocated to each fund of the Corporation, in each case based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund are charged to that Fund.

Management considered events occurring between the date of this report, December 31, 2021, and the date of issuance of this report in determining adjustments to the financial statements or necessary disclosures in this report.

Notes to Financial Statements

Notes to Financial Statements | (Continued)

3. Federal Income Tax Information

The Funds' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and will distribute all net investment income to its shareholders. Therefore, no provision for Federal income taxes is required.

Management has analyzed the Funds' tax positions and has concluded that no provision for income tax is required in the Funds' financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to new tax laws, regulations and administrative interpretations.

Each Fund files U.S. federal, state, and local tax returns as required. Each Fund's tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after filing of the tax return but could be longer in certain circumstances.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of the following: futures and options transactions, foreign currency transactions, losses deferred due to wash sales, losses deferred due to post-October losses, unused capital losses, partnership investments, deferred Director's fees, passive foreign investment company transactions, and REIT transactions, which are reflected as book/tax differences in the following tables.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Reclassifications recorded in 2021 include paydown losses for Short-Term Government Securities Fund; distribution redesignations and paydown losses for Short-Term Bond Fund; paydown losses for Intermediate Bond Fund; REIT transactions and paydown losses for Rural America Growth & Income Fund; contributed property, prior year excise tax and partnership adjustments for Stock Index Fund; distribution redesignations, REIT transactions and deemed distribution due to equalization for Value Fund; ordinary losses and distribution redesignations for Growth Fund; foreign currency transactions for International Equity Fund; and distribution redesignations, REIT transactions, and deemed distributions due to equalization for Small-Company Stock Fund. The tax reclassifications for 2021 are reflected below.

	Distributable
	Earnings	Paid in
	(Losses)	Capital
Daily Income Fund	$—	$—
Short-Term Gov. Securities Fund	$2,664	$(2,664)
Short-Term Bond Fund	$13,425	$(13,425)
Intermediate Bond Fund	$1,259	$(1,259)
Rural America Growth & Income Fund	$—	$—
Stock Index Fund	$554,668	$(554,668)
Value Fund	$(6,200,529)	$6,200,529
Growth Fund	$—	$—
International Equity Fund	$—	$—
Small-Company Stock Fund	$(3,468,671)	$3,468,671

Tax character of distributions paid in 2021 was as follows:

	Ordinary	Long-Term	Return of	Total
	Income	Gain	Capital	Distributions
Daily Income Fund	$17,623	$—	$—	$17,623
Short-Term Gov. Securities Fund	$282,892	$—	$—	$282,892
Short-Term Bond Fund	$6,392,688	$1,335,605	$—	$7,728,293
Intermediate Bond Fund	$1,695,715	$—	$—	$1,695,715
Rural America Growth & Income Fund	$18,495	$61	$—	$18,556
Stock Index Fund	$3,103,532	$1,974,230	$—	$5,077,762
Value Fund	$13,493,152	$71,611,938	$—	$85,105,090
Growth Fund	$3,714,317	$28,362,438	$—	$32,076,755
International Equity Fund	$1,003,936	$3,416,452	$—	$4,420,388
Small-Company Stock Fund	$8,497,274	$41,736,387	$—	$50,233,661

Notes to Financial Statements

Notes to Financial Statements | (Continued)

Tax character of distributions paid in 2020 was as follows:

	Ordinary	Long-Term	Return of	Total
	Income	Gain	Capital	Distributions
Daily Income Fund	$311,702	$—	$—	$311,702
Short-Term Gov. Securities Fund	$1,659,674	$476,981	$—	$2,136,655
Short-Term Bond Fund	$17,675,090	$2,174,238	$—	$19,849,328
Intermediate Bond Fund	$2,215,449	$—	$—	$2,215,449
Rural America Growth & Income Fund	$—	$—	$—	$—
Stock Index Fund	$2,146,140	$512,205	$—	$2,658,345
Value Fund	$11,542,273	$124,835,673	$—	$136,377,946
Growth Fund	$1,461,359	$12,884,209	$—	$14,345,568
International Equity Fund	$552,126	$—	$—	$552,126
Small-Company Stock Fund	$3,064	$33,363,259	$—	$33,366,323

Amounts reflected in ordinary income include short-term gain distributions.

The tax character of distributable earnings/(accumulated losses) at December 31, 2021 was as follows:

				Capital Loss
			Net	Carryforward/		Total
	Undistributed	Undistributed	Unrealized	Late Year	Other	Distributable
	Ordinary	Long-Term	Appreciation/	Loss	Book/Tax	Earnings
	Income	Gain	Depreciation	Deferral	Differences	(Losses)
Daily Income Fund	$10,340	$—	$—	$(1,481)	$(84,743)	$(75,884)
Short-Term Gov. Securities Fund	$—	$—	$307,017	$(423,893)	$(35,118)	$(151,994)
Short-Term Bond Fund	$—	$—	$(1,079,099)	$(966,328)	$(204,920)	$(2,250,347)
Intermediate Bond Fund	$—	$—	$(187,725)	$(659,225)	$(10,040)	$(856,990)
Rural America Growth & Income Fund	$2,127	$—	$172,390	$—	$(145)	$174,372
Stock Index Fund	$82,145	$615,618	$194,246,201	$—	$2,280,008	$197,223,972
Value Fund	$—	$22,884,707	$506,540,000	$—	$(338,520)	$529,086,187
Growth Fund	$—	$8,069,204	$177,918,611	$(2,054,615)	$(53,983)	$183,879,217
International Equity Fund	$115,391	$669,391	$35,953,555	$—	$(58,319)	$36,680,018
Small-Company Stock Fund	$—	$3,914,815	$97,948,937	$(349,626)	$(198,972)	$101,315,154

The amounts reflected in the capital loss carryforward/late year loss deferral column in the table above represent capital loss carryforwards with no expiration for Daily Income, Short-Term Government Securities, and Intermediate Bond Funds; and losses incurred between November 1st and December 31st, which will reverse the first day of 2022, for Short-Term Bond, Growth, and Small-Company Stock Funds.

At December 31, 2021, the cost of securities for federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value was as follows:

				Net Tax
				Appreciation
	Tax Cost	Tax Appreciation	Tax Depreciation	(Depreciation)
Daily Income Fund	$188,622,179	$—	$—	$—
Short-Term Gov. Securities Fund	$76,978,456	$564,835	$(257,818)	$307,017
Short-Term Bond Fund	$565,563,515	$2,346,839	$(3,425,938)	$(1,079,099)
Intermediate Bond Fund	$150,867,153	$1,130,502	$(1,318,227)	$(187,725)
Rural America Growth & Income Fund	$5,164,856	$304,774	$(132,384)	$172,390
Value Fund	$542,176,573	$511,127,285	$(4,587,285)	$506,540,000
Growth Fund	$201,868,000	$184,428,545	$(6,509,934)	$177,918,611
International Equity Fund	$66,814,559	$37,318,113	$(1,365,311)	$35,952,802
Small-Company Stock Fund	$216,713,071	$105,592,368	$(7,643,431)	$97,948,937

Notes to Financial Statements

Notes to Financial Statements | (Continued)

The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales. Net unrealized appreciation/(depreciation) of Stock Index Fund in the Master Portfolio consists of an allocated portion of the portfolio's unrealized appreciation/(depreciation). For information pertaining to the unrealized appreciation/(depreciation) for the Master Portfolio, please refer to the Appendix of this report.

4. Investment Transactions

Purchases and proceeds from sales of securities, other than short-term and U.S. Government securities, for the period ended December 31, 2021, were as follows:

		Proceeds
	Purchases	from Sale
Short-Term Gov. Securities Fund	$14,751,262	$22,389,165
Short-Term Bond Fund	$344,619,320	$305,122,664
Intermediate Bond Fund	$135,549,583	$89,932,069
Rural America Growth & Income Fund	$1,782,898	$75,813
Value Fund	$84,684,384	$179,238,656
Growth Fund	$93,308,300	$90,879,341
International Equity Fund	$13,871,179	$12,150,914
Small-Company Stock Fund	$72,148,351	$101,363,984

Purchases and proceeds from sales of long-term U.S. Government securities, for the period ended December 31, 2021, were as follows:

		Proceeds
	Purchases	from Sale
Short-Term Gov. Securities Fund	$115,708,622	$118,391,853
Short-Term Bond Fund	$1,642,240,600	$1,673,910,076
Intermediate Bond Fund	$226,751,610	$216,364,785
Rural America Growth & Income Fund	$391,168	$123,535

5. Related Parties

The investment management agreements between Homestead Funds, with respect to each Fund (other than the Stock Index Fund), and RE Advisers, an indirect, wholly-owned subsidiary of the National Rural Electric Cooperative Association ("NRECA"), provide for an annual investment management fee, that also provides for certain administrative services to the Funds, which is computed daily and paid monthly, based on each Fund's average daily net assets. The annualized management fee rate for the Daily Income Fund was reduced from 0.50% of the Fund's average daily net assets to 0.40% of the Fund's average daily net assets on May 1, 2021. The annualized management fee rates for the other Funds are 0.45% of average daily net assets for Short-Term Government Securities Fund; 0.60% of average daily net assets for Short-Term Bond Fund; 0.60% of average daily net assets up to $500 million, 0.50% of average daily net assets up to the next $500 million, and 0.45% of average daily net assets in excess of $1 billion for Intermediate Bond Fund; 0.65% of average daily net assets up to $500 million, 0.50% of average daily net assets up to the next $500 million, and 0.40% of average daily net assets in excess of $1 billion for Rural America Growth & Income Fund; 0.65% of average daily net assets up to $200 million, 0.50% of average daily net assets up to the next $200 million, 0.40% of average daily net assets in excess of $400 million for Value Fund; 0.65% of average daily net assets up to $250 million and 0.60% of average daily net assets in excess of $250 million for the Growth Fund; 0.75% of average daily net assets up to $300 million, 0.65% of average daily net assets up to the next $100 million, 0.55% of average daily net assets up to the next $100 million, and 0.50% of average daily net assets in excess of $500 million for International Equity Fund; and 0.85% of average daily net assets up to $200 million and 0.75% of average daily net assets in excess of $200 million for Small-Company Stock Fund.

RE Investment Corporation, a wholly-owned, indirect subsidiary of NRECA, is the distributor and principal underwriter for Homestead Funds and does not receive any commissions or other compensation for the services it provides.

On May 1, 2021, Invesco Advisers, Inc. became the subadvisor of the Daily Income Fund. T. Rowe Price Associates, Inc. ("T. Rowe") is the subadvisor for the Growth Fund and Harding Loevner LP ("Harding") is the subadvisor for the International Equity Fund. The subadvisors select, buy, and sell securities under the supervision and oversight of RE Advisers and the Board of Directors. RE Advisers pays the subadvisors from the fees it receives from the Funds.

Notes to Financial Statements

Notes to Financial Statements | (Continued)

RE Advisers serves as the administrator for the Stock Index Fund pursuant to an Administrative Services Agreement with the fund, under which RE Advisers provides certain administrative services to the Fund. Pursuant to this agreement, RE Advisers receives a fee of 0.25% of the Fund's average daily net assets. In addition, the Stock Index Fund is allocated a management fee from the Master Portfolio, calculated daily at an annual rate of 0.01% of its average daily net assets. This fee includes advisory, custody, and administrative fees provided by the Master Portfolio on behalf of its investors. The financial information for the Master Portfolio is included in the Appendix.

RE Advisers has agreed, as part of the Expense Limitation Agreement entered into with Homestead Funds effective May 1, 2021, with respect to each Fund, to waive its management fee and/or reimburse all Fund operating expenses, excluding certain non-recurring expenses, such as interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, expenses not incurred in the ordinary course of business, or, in the case of each Fund other than the Stock Index Fund, fees and expenses associated with an investment in another investment company or any company that would be an investment company under Section 3(a) of the Act, but for the exceptions to that definition provided for in Sections 3(c)(1) and 3(c)(7) of the Act, which in any year exceed 0.60% of the average daily net assets of the Daily Income Fund, 0.75% of the average daily net assets of the Short-Term Government Securities and Stock Index Funds; 0.80% of the average daily net assets of the Short-Term Bond and Intermediate Bond Funds; 1.00% of the average daily net assets of Rural America Growth & Income Fund, Growth Fund, and International Equity Fund; 1.25% of the average daily net assets of Value Fund, and 1.50% of the average daily net assets of Small-Company Stock Fund. Prior to May 1, 2021, the expense limitations were 0.80% for the Daily Income Fund, 0.95% for the Growth Fund and 0.99% for the International Equity Fund.

Pursuant to the Expense Limitation Agreement, management fees waived for the period ended December 31, 2021 amounted to $33,855 for Short-Term Government Securities Fund, $142,341 for Intermediate Bond Fund, $15,491 for Rural America Growth & Income Fund, and $193,888 for International Equity Fund. In addition, RE Advisers reimbursed $82,544 of the expenses of the Rural America Growth & Income Fund.

On August 14, 2009, RE Advisers voluntarily agreed to waive fees and/or reimburse expenses, to the extent necessary to assist the Daily Income Fund in attempting to maintain a positive yield (the "temporary waiver"). The temporary waiver continued from 2009 through May 11, 2017. RE Advisers began voluntarily waiving fees for this Fund again on April 20, 2020. Per the temporary waiver, RE Advisers waived $765,769 of management fees and reimbursed $390,006 of the expenses of the Daily Income Fund for the year ended December 31, 2021.

Under a Deferred Compensation Plan (the "Plan"), Independent Directors or Trustees of the Funds may elect to defer receipt of all or a specified portion of their compensation. Deferred amounts are credited with the earnings and losses equal to those made as if the deferred amounts were invested in one or more of the Funds, as designated by each participating Independent Director / Trustee. Deferred amounts remain in the Fund until distributed in accordance with the Plan. The liability is reflected as Independent Director / Trustee's deferred compensation on the Statement of Assets and Liabilities and the expense is included in Director, Trustee and Board meeting expenses on the Statement of Operations.

As of December 31, 2021, one shareholder of record, an omnibus account, held approximately 11% of the net assets of the Small-Company Stock Fund, and one shareholder of record, the Adviser, held approximately 19% of the net assets in the Rural America Growth & Income Fund. No other shareholders, including omnibus accounts, held more than 10% of the outstanding shares of any of the Funds.

Notes to Financial Statements

Notes to Financial Statements | (Continued)

6. Capital Share Transactions

As of December 31, 2021, unlimited shares of $.01 par value capital shares are authorized for Intermediate Bond Fund and Rural America Growth & Income Fund; 500 million shares are authorized for Daily Income Fund, 200 million shares for Short-Term Bond Fund, and 100 million shares for Short-Term Government Securities Fund, Stock Index Fund, Value Fund, Growth Fund, International Equity Fund, and Small-Company Stock Fund. Transactions in capital shares were as follows:

		Shares Issued
		In
	Shares	Reinvestment	Total Shares	Total Shares	Net Increase
	Sold	of Dividends	Issued	Redeemed	(Decrease)
Year Ended December 31, 2021
In Dollars
Daily Income Fund	$117,288,844	$16,979	$117,305,823	$(109,498,170)	$7,807,653
Short-Term Government Securities Fund	$11,853,556	$272,740	$12,126,296	$(22,419,489)	$(10,293,193)
Short-Term Bond Fund	$106,966,199	$7,643,200	$114,609,399	$(101,062,892)	$13,546,507
Intermediate Bond Fund	$74,980,483	$1,690,202	$76,670,685	$(15,338,009)	$61,332,676
Rural America Growth & Income Fund	$5,753,354	$18,551	$5,771,905	$(584,043)	$5,187,862
Stock Index Fund	$31,088,322	$5,006,751	$36,095,073	$(31,147,141)	$4,947,932
Value Fund	$71,920,677	$83,431,312	$155,351,989	$(174,642,863)	$(19,290,874)
Growth Fund	$71,087,698	$31,887,045	$102,974,743	$(66,016,449)	$36,958,294
International Equity Fund	$13,647,206	$4,408,623	$18,055,829	$(12,337,352)	$5,718,477
Small-Company Stock Fund	$26,754,838	$49,753,560	$76,508,398	$(56,267,598)	$20,240,800
In Shares
Daily Income Fund	117,288,844	16,979	117,305,823	(109,498,170)	7,807,653
Short-Term Government Securities Fund	2,253,734	51,942	2,305,676	(4,273,144)	(1,967,468)
Short-Term Bond Fund	(19,143,494)	1,456,777	(17,686,717)	20,228,826	2,542,109
Intermediate Bond Fund	14,097,662	318,492	14,416,154	(2,894,304)	11,521,850
Rural America Growth & Income Fund	569,936	1,812	571,748	(56,987)	514,761
Stock Index Fund	987,453	147,889	1,135,342	(987,454)	147,888
Value Fund	1,351,918	1,554,431	2,906,349	(3,255,281)	(348,932)
Growth Fund	4,185,515	1,947,685	6,133,200	(3,903,638)	2,229,562
International Equity Fund	1,207,830	388,675	1,596,505	(1,078,728)	517,777
Small-Company Stock Fund	835,192	1,765,342	2,600,534	(1,769,183)	831,351

Notes to Financial Statements

Notes to Financial Statements | (Continued)

		Shares Issued
		In
	Shares	Reinvestment	Total Shares	Total Shares	Net Increase
	Sold	of Dividends	Issued	Redeemed	(Decrease)
Year Ended December 31, 2020
In Dollars
Daily Income Fund	$131,829,694	$308,816	$132,138,510	$(123,184,973)	$8,953,537
Short-Term Government Securities Fund	$32,509,433	$2,053,370	$34,562,803	$(17,800,494)	$16,762,309
Short-Term Bond Fund	$119,224,544	$19,376,890	$138,601,434	$(129,758,257)	$8,843,177
Intermediate Bond Fund	$74,315,951	$2,205,802	$76,521,753	$(9,500,561)	$67,021,192
Stock Index Fund	$23,233,086	$2,633,355	$25,866,441	$(33,930,689)	$(8,064,248)
Value Fund	$67,011,750	$134,232,075	$201,243,825	$(182,288,686)	$18,955,139
Growth Fund	$55,331,449	$14,235,123	$69,566,572	$(67,289,805)	$2,276,767
International Equity Fund	$10,427,226	$546,196	$10,973,422	$(13,629,981)	$(2,656,559)
Small-Company Stock Fund	$15,156,853	$33,027,545	$48,184,398	$(106,823,408)	$(58,639,010)
In Shares
Daily Income Fund	131,829,694	308,816	132,138,510	(123,184,973)	8,953,537
Short-Term Government Securities Fund	6,070,408	387,426	6,457,834	(3,336,901)	3,120,933
Short-Term Bond Fund	22,168,547	3,637,973	25,806,520	(24,310,767)	1,495,753
Intermediate Bond Fund	13,844,395	408,603	14,252,998	(1,788,809)	12,464,189
Stock Index Fund	992,479	99,236	1,091,715	(1,439,735)	(348,020)
Value Fund	1,470,048	2,894,042	4,364,090	(3,981,817)	382,273
Growth Fund	4,228,327	952,121	5,180,448	(5,315,850)	(135,402)
International Equity Fund	1,185,487	52,889	1,238,376	(1,555,093)	(316,717)
Small-Company Stock Fund	615,266	1,182,565	1,797,831	(4,361,324)	(2,563,493)

7. Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the amendments, but is currently assessing the impact of the ASU's adoption to the Funds' financial statements.

8. Subsequent Events

Management has evaluated the impact of all subsequent events through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in these financial statements.

Notes to Financial Statements

Directors, Trustees and Officers

Independent | (Unaudited)

Each Director or Trustee serves until their resignation, death, or removal or until their successor is duly elected and qualified. The Homestead Funds have a policy that each Director or Trustee must retire by the end of the calendar year in which he or she attains the age of 78; provided, however, that the Board may authorize any person serving as Director or Trustee as of December 17, 2019, to serve for up to two additional one-year periods. Each officer elected by the Board shall hold office until his or her successor shall have been chosen and qualified or until their resignation, death or removal. The Statement of Additional Information ("SAI") has additional information about the Funds' Directors, Trustees and officers and is available online at homesteadfunds.com and, without charge, upon request by calling 800-258-3030.

Number of
Portfolios
				Overseen by	Other
	Position(s) Held	Term of Office		Director in	Directorships
Name, Year of Birth	With Homestead	and Length of	Principal Occupation(s)	the Fund	Held by
and Address (1)	Funds	Time Served	During Past Five Years	Complex (2)	Director

James F. Perna	Director/Trustee,	1990-present	Solo Practitioner (attorney) (2008-present)	10	None
1947	Chairman of the	(Homestead
	Board, Member of	Funds, Inc.);
	Audit Committee,	since inception
	Member of	(Homestead
	Compensation	Funds Trust)
Committee

Douglas W. Johnson	Director/Trustee,	2003-present	CEO, Blue Ridge Electric Membership	10	None
1955	Chairman of Audit	(Homestead	Corporation (1989-present)
	Committee, Member	Funds, Inc.);
	of Compensation	since inception
	Committee	(Homestead
Funds Trust)

Kenneth R. Meyer	Director/Trustee,	2005-present	Retired (2004-present)	10	None
1944	Member of Audit	(Homestead
	Committee,	Funds, Inc.);
	Chairman of	since inception
	Compensation	(Homestead
	Committee	Funds Trust)

Anthony M. Marinello	Director/Trustee,	1990-present	Retired (2004-present)	10	None
1946	Member of Audit	(Homestead
	Committee, Member	Funds, Inc.);
	of Compensation	since inception
	Committee	(Homestead
Funds Trust)

Sheldon C. Petersen	Director/Trustee,	2005-present	CEO, National Rural Utilities Cooperative	10	None
1953	Member of Audit	(Homestead	Finance Corporation (1995-2021)
	Committee, Member	Funds, Inc.);
	of Compensation	since inception
	Committee	(Homestead
Funds Trust)

Mark Rose	Director/Trustee,	2005-present	Consultant, public affairs (2017-present	10	None
1953	Member of Audit	(Homestead	(self-employed)); CEO and General Manager,
	Committee, Member	Funds, Inc.);	Bluebonnet Electric Cooperative (2002-2017)
	of Compensation	since inception
	Committee	(Homestead
Funds Trust)

Peter J. Tonetti	Director/Trustee,	2010-present	Retired (2015-present); Chief Investment	10	None
1953	Member of Audit	(Homestead	Officer, Hamilton College (2008-2015)
	Committee, Member	Funds, Inc.);
	of Compensation	since inception
	Committee	(Homestead
Funds Trust)

104Directors and Officers

Directors, Trustees and Officers

Independent | (Unaudited) (Continued)

Judith H. McKinney	Director/Trustee,	2019-present	Executive Vice President and Manager,	10	None
1950	Member of Audit		Callan LLC (2007-2019)
Committee, Member
of Compensation
Committee

Julie H. Dellinger	Director/Trustee,	2019-present;	Westminster Investment Consultants, CEO	10	None
1953	Vice Chair of Audit	Vice Chair of	(2017- present); Managing Vice President of
	Committee, Member	Audit	Investments, ICMARC and Manager,
	of Compensation	Committee	Vantagepoint Investment Advisers, LLC
	Committee	2021-present	(1998-2017)

Directors and Officers 105

Directors and Officers

Interested | (Unaudited)

				Number of	Other
	Position(s) Held	Term of Office		Portfolios	Directorships
Name, Year of Birth	With Homestead	and Length of	Principal Occupation(s)	Overseen by	Held by
and Address (1)	Funds	Time Served	During Past Five Years	Director	Director

Mark D. Santero (3)	Director/Trustee,	2018-present	RE Advisers Corporation, President, Chief	10	Not
1961	President and Chief	(Homestead	Executive Officer and Director (2018-		Applicable
	Executive Officer	Funds, Inc.);	present); Chief Executive Officer, The
		since inception	Dreyfus Corporation (2016-2017); Chief
		(Homestead	Operating Officer, BNY Mellon Investment
		Funds Trust)	Management (2014- 2016)

Danielle C. Sieverling	Chief Compliance	2005-present	Chief Compliance Officer, RE Advisers	Not	Not
1971	Officer	(Homestead	(2005-present); Vice President, Chief Risk	Applicable	Applicable
		Funds, Inc.);	and Compliance Officer, NRECA
		since inception	(2015-present); Chief Compliance Officer,
		(Homestead	RE Investment Corporation
		Funds Trust)	(2017-Present); Secretary, RE Advisers
(2017-2018, 2020-2021); Chief Executive
Officer and Director, RE Investment
Corporation (2017- 2018); Director, RE
Investment Corporation (2016) Vice
President and Director, RE Investment
Corporation (2015- 2016); Vice President
and Chief Compliance Officer,
Management Advisory Services, NRECA
(2008-2015)

Amy M. DiMauro	Treasurer	2007-present	Treasurer and Director, RE Investment	Not	Not
1971		(Homestead	Corporation (2006- present); Treasurer	Applicable	Applicable
		Funds, Inc,);	and Director, RE Advisers Corporation
		since inception	(2010- present); Senior Director, Finance
		(Homestead	& Accounting—Mutual Funds, NRECA
		Funds Trust)	(2014-present); Treasurer and Director,
Electric Cooperative Life Insurance Co.
(2013-2021); Treasurer and Director,
Cooperating Insurance Services Co. (2013-
present)

Jennifer (Laurie) Webster	Chief Operations	2017-present	President and Director, RE Investment	Not	Not
1963	Officer	(Homestead	Corporation (2018- present); Chief	Applicable	Applicable
		Funds, Inc.);	Operations Officer, RE Investment
		since inception	Corporation (2017- present); Vice
		(Homestead	President of Operations and Client
		Funds Trust)	Services, RE Advisers (2017-present);
Chief Operating Officer, Solomon Hess
Capital Management (2017-2017); V.P.
Investment Operations and Indexing,
Calvert Investments (2014-2017)

Jeremy Sperlazza	Secretary	2021-present	Secretary and Counsel, RE Advisers	Not	Not
1990			(2021-present); Counsel, RE Investment	Applicable	Applicable
Corporation (2021-present); Associate,
Dechert LLP (2015-2021)

(1)The address of each Director/Trustee and officer is 4301 Wilson Boulevard, Arlington, Virginia 22203.

(2)Fund Complex includes Homestead Funds, Inc. and Homestead Funds Trust.

(3)Mr. Santero is a director who is an "interested person" of Homestead Funds within the meaning of Section 2(a)(19) of the 1940 Act due to his affiliation with RE Advisers and its affiliates.

106Directors and Officers

Other Tax Information (Unaudited)

The following information for the year ended December 31, 2021, is provided pursuant to provisions of the Internal Revenue Code.

The Funds designate the following percentages of dividends declared from net investment income as qualified dividend income for individuals or as dividends received deduction for corporations:

		Dividends Received
	Qualified Dividend	Deduction for
Fund	Income for Individuals	Corporations

Daily Income Fund	0%	0%
Short-Term Government Securities Fund	0%	0%
Short-Term Bond Fund	0%	0%
Stock Index Fund	100%	92%
Value Fund	92%	100%
Growth Fund	0%	0%
International Equity Fund	100%	100%
Small-Company Stock Fund	100%	100%

The Funds designate the following amounts as short-term and long-term capital gains distributed during the year ended December 31, 2021.

		Distributions of	Distributions of
		Short-Term Capital	Long-Term Capital
Fund	Record Date	Gains	Gains

Short-Term Bond Fund	6/29/2021	$0.0206	$0.0010
Short-Term Bond Fund	12/15/2021	$0.0151	$0.0113
Rural America Growth & Income Fund	12/15/2021	$0.0187	$–
Stock Index Fund	6/29/2021	$0.0717	$–
Stock Index Fund	12/15/2021	$0.0850	$0.2883
Value Fund	6/29/2021	$–	$0.2977
Value Fund	12/15/2021	$0.0982	$3.6636
Growth Fund	6/29/2021	$0.0643	$0.1844
Growth Fund	12/15/2021	$0.1126	$1.1589
International Equity Fund	12/15/2021	$–	$0.3974
Small-Company Stock Fund	6/29/2021	$0.1388	$0.6825
Small-Company Stock Fund	12/15/2021	$0.6487	$3.6965

The International Equity Fund designates $0.0191 per share as foreign taxes paid and $0.0874 per share as income earned from foreign sources.

Other Tax Information 107

Appendix

S&P 500 Index Master Portfolio Annual Report

Master Portfolio Information	as of December 31, 2021
TEN LARGEST HOLDINGS
Percent of
Security	Net Assets
Apple, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . . 7%
Microsoft Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . . 6
Amazon.com, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . . 4
Alphabet, Inc., Class A. . . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . . 2
Tesla, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . . 2
Alphabet, Inc., Class C . . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . . 2
Meta Platforms, Inc., Class A. . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . . 2
NVIDIA Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . . 2
Berkshire Hathaway, Inc., Class B . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . . 1
iShares Core S&P 500 ETF . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . . 1
S&P 500 Index Master Portfolio
SECTOR ALLOCATION
Percent of
Sector(a)	Net Assets
Information Technology . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . . . 29%
Health Care . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . . . 13
Consumer Discretionary . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . . . 12
Financials . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . . . 10
Communication Services . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . . . 10
Industrials. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . . . 8
Consumer Staples. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . . . 6
Real Estate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . . . 3
Energy. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . . . 3
Materials . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . . . 3
Utilities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . . . 2
Investment Companies . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . . . 1
Short-Term Securities. . . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . . . 1
Liabilities in Excess of Other Assets . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . . . (1)

(a)For S&P 500 Index Master Portfolio (the "Master Portfolio") compliance purposes, the Master Portfolio's sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

M A S T E R P O R T F O L I O I N F O R M A T I O N	1

Schedule of Investments

December 31, 2021

Security	Shares	Value
Common Stocks
Aerospace & Defense — 1.3%
Boeing Co.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	464,518	$93,516,763
General Dynamics Corp. . . . . . . . . . . . . . . . . . . . . . . . . . .	194,872	40,624,966
Howmet Aerospace, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . .	329,069	10,474,266
Huntington Ingalls Industries, Inc.. . . . . . . . . . . . . . . . . .	34,143	6,375,864
L3Harris Technologies, Inc.. . . . . . . . . . . . . . . . . . . . . . . .	164,996	35,183,747
Lockheed Martin Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	205,897	73,177,853
Northrop Grumman Corp. . . . . . . . . . . . . . . . . . . . . . . . . .	125,140	48,437,940
Raytheon Technologies Corp. . . . . . . . . . . . . . . . . . . . . .	1,258,568	108,312,362
Textron, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	185,345	14,308,634
TransDigm Group, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . .	44,018	28,007,773
		458,420,168
Air Freight & Logistics — 0.6%
C.H. Robinson Worldwide, Inc. . . . . . . . . . . . . . . . . . . . .	109,300	11,763,959
Expeditors International of Washington, Inc. . . . . . . . .	140,904	18,921,998
FedEx Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	205,504	53,151,555
United Parcel Service, Inc., Class B. . . . . . . . . . . . . . . .	612,295	131,239,310
		215,076,822
Airlines(a) — 0.2%
Alaska Air Group, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	104,278	5,432,884
American Airlines Group, Inc.. . . . . . . . . . . . . . . . . . . . . .	546,838	9,821,210
Delta Air Lines, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	535,595	20,931,052
Southwest Airlines Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	495,402	21,223,022
United Airlines Holdings, Inc.(b) . . . . . . . . . . . . . . . . . . . .	274,606	12,022,251
		69,430,419
Auto Components — 0.1%
Aptiv PLC(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	227,531	37,531,239
BorgWarner, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	203,548	9,173,908
		46,705,147
Automobiles — 2.5%
Ford Motor Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,300,651	68,554,521
General Motors Co.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,220,506	71,558,267
Tesla, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	683,995	722,832,236
		862,945,024
Banks — 3.9%
Bank of America Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,055,810	269,422,987
Citigroup, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,668,474	100,759,145
Citizens Financial Group, Inc. . . . . . . . . . . . . . . . . . . . . .	358,562	16,942,054
Comerica, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	110,277	9,594,099
Fifth Third Bancorp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	574,938	25,038,550
First Republic Bank . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	149,355	30,843,301
Huntington Bancshares, Inc.. . . . . . . . . . . . . . . . . . . . . . .	1,215,338	18,740,512
JPMorgan Chase & Co. . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,484,941	393,490,407
KeyCorp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	782,882	18,108,061
M&T Bank Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	109,183	16,768,325
People's United Financial, Inc.. . . . . . . . . . . . . . . . . . . . .	362,910	6,467,056
PNC Financial Services Group, Inc.. . . . . . . . . . . . . . . .	355,378	71,260,397
Regions Financial Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . .	801,570	17,474,226
Signature Bank . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	50,982	16,491,147
SVB Financial Group(a)(b). . . . . . . . . . . . . . . . . . . . . . . . . .	49,321	33,451,475
Truist Financial Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,122,446	65,719,213
U.S. Bancorp . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,134,600	63,730,482
Wells Fargo & Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,352,672	160,861,203
Zions Bancorp NA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	131,562	8,309,456
		1,343,472,096
Beverages — 1.4%
Brown-Forman Corp., Class B . . . . . . . . . . . . . . . . . . . . .	152,675	11,123,901
Coca-Cola Co.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,266,742	193,423,794

S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Beverages (continued)
Constellation Brands, Inc., Class A. . . . . . . . . . . . . . . . .	138,122	$34,664,478
Molson Coors Beverage Co., Class B . . . . . . . . . . . . . .	161,725	7,495,954
Monster Beverage Corp.(a) . . . . . . . . . . . . . . . . . . . . . . . .	315,899	30,338,940
PepsiCo, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,163,102	202,042,448
		479,089,515
Biotechnology — 1.8%
AbbVie, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,486,863	201,321,250
Amgen, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	473,623	106,550,966
Biogen, Inc.(a). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	123,515	29,633,719
Gilead Sciences, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,055,808	76,662,219
Incyte Corp.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	157,004	11,524,094
Moderna, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	296,603	75,331,230
Regeneron Pharmaceuticals, Inc.(a) . . . . . . . . . . . . . . . .	88,895	56,138,970
Vertex Pharmaceuticals, Inc.(a) . . . . . . . . . . . . . . . . . . . .	213,788	46,947,845
		604,110,293
Building Products — 0.5%
A O Smith Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	112,155	9,628,507
Allegion plc . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	76,360	10,113,118
Carrier Global Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	729,501	39,568,134
Fortune Brands Home & Security, Inc. . . . . . . . . . . . . .	112,945	12,073,821
Johnson Controls International PLC. . . . . . . . . . . . . . . .	595,912	48,453,605
Masco Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	205,241	14,412,023
Trane Technologies PLC . . . . . . . . . . . . . . . . . . . . . . . . . .	199,668	40,338,926
		174,588,134
Capital Markets — 2.9%
Ameriprise Financial, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . .	94,083	28,381,078
Bank of New York Mellon Corp. . . . . . . . . . . . . . . . . . . . .	638,842	37,103,943
BlackRock, Inc.(c) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	120,278	110,121,726
Cboe Global Markets, Inc. . . . . . . . . . . . . . . . . . . . . . . . . .	90,101	11,749,170
Charles Schwab Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,262,626	106,186,847
CME Group, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	302,297	69,062,773
FactSet Research Systems, Inc. . . . . . . . . . . . . . . . . . . .	31,651	15,382,703
Franklin Resources, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . .	229,824	7,696,806
Goldman Sachs Group, Inc. . . . . . . . . . . . . . . . . . . . . . . .	285,435	109,193,159
Intercontinental Exchange, Inc. . . . . . . . . . . . . . . . . . . . .	473,755	64,795,471
Invesco Ltd. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	287,050	6,607,891
MarketAxess Holdings, Inc.. . . . . . . . . . . . . . . . . . . . . . . .	31,620	13,004,357
Moody's Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	135,528	52,934,526
Morgan Stanley. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,207,068	118,485,795
MSCI, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	69,386	42,512,108
Nasdaq, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	97,481	20,471,985
Northern Trust Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	176,469	21,107,457
Raymond James Financial, Inc.. . . . . . . . . . . . . . . . . . . .	153,484	15,409,794
S&P Global, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	202,797	95,705,988
State Street Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	307,440	28,591,920
T. Rowe Price Group, Inc. . . . . . . . . . . . . . . . . . . . . . . . . .	188,982	37,161,420
		1,011,666,917
Chemicals — 1.8%
Air Products & Chemicals, Inc.. . . . . . . . . . . . . . . . . . . . .	186,309	56,686,376
Albemarle Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	99,057	23,156,555
Celanese Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	91,544	15,384,885
CF Industries Holdings, Inc. . . . . . . . . . . . . . . . . . . . . . . .	183,713	13,003,206
Corteva, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	612,904	28,978,101
Dow, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	621,906	35,274,508
DuPont de Nemours, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . .	435,649	35,191,726
Eastman Chemical Co.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	113,044	13,668,150
Ecolab, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	209,419	49,127,603
FMC Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	107,378	11,799,769
International Flavors & Fragrances, Inc. . . . . . . . . . . . .	214,018	32,241,812
Linde plc(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	430,983	149,305,441
2	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)

December 31, 2021

Security	Shares	Value
Chemicals (continued)
LyondellBasell Industries NV, Class A . . . . . . . . . . . . . .	221,059	$20,388,272
Mosaic Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	311,460	12,237,263
PPG Industries, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	199,394	34,383,501
Sherwin-Williams Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	202,693	71,380,367
		602,207,535
Commercial Services & Supplies — 0.4%
Cintas Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	74,088	32,833,579
Copart, Inc.(a)(b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	179,430	27,205,177
Republic Services, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	175,976	24,539,853
Rollins, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	182,239	6,234,396
Waste Management, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . .	323,602	54,009,174
		144,822,179
Communications Equipment — 0.9%
Arista Networks, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . .	188,618	27,113,838
Cisco Systems, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,547,654	224,814,834
F5 Networks, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	50,186	12,281,016
Juniper Networks, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	278,138	9,932,308
Motorola Solutions, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . .	142,665	38,762,080
		312,904,076
Construction & Engineering — 0.0%
Quanta Services, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	118,529	13,590,535
Construction Materials — 0.1%
Martin Marietta Materials, Inc. . . . . . . . . . . . . . . . . . . . . .	52,614	23,177,520
Vulcan Materials Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	110,809	23,001,732
		46,179,252
Consumer Finance — 0.6%
American Express Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	527,542	86,305,871
Capital One Financial Corp. . . . . . . . . . . . . . . . . . . . . . . .	357,885	51,925,535
Discover Financial Services . . . . . . . . . . . . . . . . . . . . . . .	246,433	28,477,797
Synchrony Financial . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	460,164	21,347,008
		188,056,211
Containers & Packaging — 0.3%
Amcor PLC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,280,178	15,374,938
Avery Dennison Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	70,445	15,256,274
Ball Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	271,334	26,121,324
International Paper Co.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	325,206	15,278,178
Packaging Corp. of America . . . . . . . . . . . . . . . . . . . . . . .	79,157	10,777,226
Sealed Air Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	127,950	8,632,786
Westrock Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	221,545	9,827,736
		101,268,462
Distributors — 0.1%
Genuine Parts Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	119,603	16,768,340
LKQ Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	225,493	13,536,345
Pool Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	33,768	19,112,688
		49,417,373
Diversified Financial Services — 1.3%
Berkshire Hathaway, Inc., Class B(a) . . . . . . . . . . . . . . .	1,539,915	460,434,585
Diversified Telecommunication Services — 1.0%
AT&T, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,010,684	147,862,827
Lumen Technologies, Inc. . . . . . . . . . . . . . . . . . . . . . . . . .	774,849	9,724,355
Verizon Communications, Inc. . . . . . . . . . . . . . . . . . . . . .	3,485,243	181,093,226
		338,680,408
Electric Utilities — 1.6%
Alliant Energy Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	212,278	13,048,729
American Electric Power Co., Inc.. . . . . . . . . . . . . . . . . .	420,474	37,409,572
Duke Energy Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	647,553	67,928,310
Edison International. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	319,423	21,800,620

S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Electric Utilities (continued)
Entergy Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	170,291	$19,183,281
Evergy, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	194,569	13,349,379
Eversource Energy . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	287,721	26,176,856
Exelon Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	824,237	47,607,929
FirstEnergy Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	461,583	19,197,237
NextEra Energy, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,651,208	154,156,779
NRG Energy, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	201,183	8,666,964
Pinnacle West Capital Corp.. . . . . . . . . . . . . . . . . . . . . . .	93,097	6,571,717
PPL Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	631,241	18,975,104
Southern Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	891,189	61,117,742
Xcel Energy, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	452,156	30,610,961
		545,801,180
Electrical Equipment — 0.5%
AMETEK, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	194,395	28,583,841
Eaton Corp. PLC. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	335,470	57,975,925
Emerson Electric Co.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	504,847	46,935,626
Generac Holdings, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . .	52,714	18,551,111
Rockwell Automation, Inc. . . . . . . . . . . . . . . . . . . . . . . . . .	97,930	34,162,880
		186,209,383
Electronic Equipment, Instruments & Components — 0.7%
Amphenol Corp., Class A. . . . . . . . . . . . . . . . . . . . . . . . . .	504,094	44,088,061
CDW Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	114,123	23,370,108
Corning, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	649,904	24,195,926
IPG Photonics Corp.(a)(b) . . . . . . . . . . . . . . . . . . . . . . . . . .	29,995	5,163,339
Keysight Technologies, Inc.(a). . . . . . . . . . . . . . . . . . . . . .	154,868	31,981,791
TE Connectivity Ltd. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	274,381	44,268,630
Teledyne Technologies, Inc.(a) . . . . . . . . . . . . . . . . . . . . .	39,097	17,081,088
Trimble, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	210,161	18,323,938
Zebra Technologies Corp., Class A(a) . . . . . . . . . . . . . .	45,233	26,922,682
		235,395,563
Energy Equipment & Services — 0.2%
Baker Hughes Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	734,957	17,683,065
Halliburton Co.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	750,650	17,167,366
Schlumberger NV . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,176,733	35,243,153
		70,093,584
Entertainment — 1.6%
Activision Blizzard, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	654,118	43,518,471
Electronic Arts, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	237,420	31,315,698
Live Nation Entertainment, Inc.(a)(b) . . . . . . . . . . . . . . . .	110,771	13,258,181
Netflix, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	372,103	224,169,731
Take-Two Interactive Software, Inc.(a) . . . . . . . . . . . . . .	98,152	17,443,574
Walt Disney Co.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,529,552	236,912,309
		566,617,964
Equity Real Estate Investment Trusts (REITs) — 2.6%
Alexandria Real Estate Equities, Inc.. . . . . . . . . . . . . . .	118,575	26,437,482
American Tower Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	382,778	111,962,565
AvalonBay Communities, Inc.. . . . . . . . . . . . . . . . . . . . . .	117,068	29,570,206
Boston Properties, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	119,633	13,779,329
Crown Castle International Corp. . . . . . . . . . . . . . . . . . .	363,832	75,946,292
Digital Realty Trust, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . .	236,975	41,913,768
Duke Realty Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	320,238	21,020,422
Equinix, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	75,411	63,785,640
Equity Residential. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	288,204	26,082,462
Essex Property Trust, Inc. . . . . . . . . . . . . . . . . . . . . . . . . .	55,122	19,415,622
Extra Space Storage, Inc. . . . . . . . . . . . . . . . . . . . . . . . . .	111,693	25,324,154
Federal Realty Investment Trust . . . . . . . . . . . . . . . . . . .	58,771	8,011,663
Healthpeak Properties, Inc.. . . . . . . . . . . . . . . . . . . . . . . .	457,368	16,506,411
Host Hotels & Resorts, Inc.(a) . . . . . . . . . . . . . . . . . . . . . .	586,178	10,193,635
Iron Mountain, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	244,276	12,782,963
Kimco Realty Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	505,766	12,467,132
M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	3

Schedule of Investments (continued)

December 31, 2021

Security	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
Mid-America Apartment Communities, Inc. . . . . . . . . .	97,160	$22,292,390
Prologis, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	622,765	104,848,715
Public Storage . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	128,153	48,000,988
Realty Income Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	475,725	34,057,153
Regency Centers Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . .	131,429	9,903,175
SBA Communications Corp. . . . . . . . . . . . . . . . . . . . . . . .	91,469	35,583,270
Simon Property Group, Inc.. . . . . . . . . . . . . . . . . . . . . . . .	276,411	44,162,186
UDR, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	244,381	14,660,416
Ventas, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	335,648	17,158,326
Vornado Realty Trust. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	135,460	5,670,356
Welltower, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	366,001	31,391,906
Weyerhaeuser Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	627,144	25,825,790
		908,754,417
Food & Staples Retailing — 1.4%
Costco Wholesale Corp. . . . . . . . . . . . . . . . . . . . . . . . . . .	371,509	210,905,659
Kroger Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	571,684	25,874,418
Sysco Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	430,072	33,782,155
Walgreens Boots Alliance, Inc.. . . . . . . . . . . . . . . . . . . . .	602,306	31,416,281
Walmart, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,195,804	173,020,881
		474,999,394
Food Products — 0.9%
Archer-Daniels-Midland Co. . . . . . . . . . . . . . . . . . . . . . . .	468,990	31,699,034
Campbell Soup Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	172,290	7,487,723
Conagra Brands, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	401,277	13,703,610
General Mills, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	509,297	34,316,432
Hershey Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	122,861	23,769,918
Hormel Foods Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	239,218	11,676,231
J.M. Smucker Co.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	91,126	12,376,733
Kellogg Co.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	213,833	13,775,122
Kraft Heinz Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	596,958	21,430,792
Lamb Weston Holdings, Inc.. . . . . . . . . . . . . . . . . . . . . . .	124,846	7,912,739
McCormick & Co., Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	207,835	20,078,939
Mondelez International, Inc., Class A. . . . . . . . . . . . . . .	1,172,965	77,779,309
Tyson Foods, Inc., Class A . . . . . . . . . . . . . . . . . . . . . . . .	248,636	21,671,114
		297,677,696
Gas Utilities — 0.0%
Atmos Energy Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	110,895	11,618,469
Health Care Equipment & Supplies — 2.9%
Abbott Laboratories . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,486,867	209,261,662
ABIOMED, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	37,886	13,607,515
Align Technology, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . .	61,778	40,599,266
Baxter International, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . .	423,317	36,337,531
Becton Dickinson and Co. . . . . . . . . . . . . . . . . . . . . . . . . .	241,449	60,719,595
Boston Scientific Corp.(a) . . . . . . . . . . . . . . . . . . . . . . . . . .	1,196,169	50,813,259
Cooper Cos., Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	41,795	17,509,597
DENTSPLY SIRONA, Inc. . . . . . . . . . . . . . . . . . . . . . . . . .	185,620	10,355,740
DexCom, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	81,364	43,688,400
Edwards Lifesciences Corp.(a)(b) . . . . . . . . . . . . . . . . . . .	523,314	67,795,329
Hologic, Inc.(a)(b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	213,145	16,318,381
IDEXX Laboratories, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . .	71,792	47,272,160
Intuitive Surgical, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . .	300,161	107,847,847
Medtronic PLC. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,132,602	117,167,677
ResMed, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	122,238	31,840,554
STERIS PLC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	82,863	20,169,683
Stryker Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	282,162	75,455,762
Teleflex, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	39,660	13,027,517
Zimmer Biomet Holdings, Inc. . . . . . . . . . . . . . . . . . . . . .	174,977	22,229,078
		1,002,016,553

S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Health Care Providers & Services — 2.7%
AmerisourceBergen Corp. . . . . . . . . . . . . . . . . . . . . . . . . .	124,418	$16,533,908
Anthem, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	204,088	94,602,951
Cardinal Health, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	236,942	12,200,144
Centene Corp.(a)(b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	490,310	40,401,544
Cigna Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	278,682	63,993,748
CVS Health Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,108,330	114,335,323
DaVita, Inc.(a)(b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	54,837	6,238,257
HCA Healthcare, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	201,374	51,737,008
Henry Schein, Inc.(a)(b) . . . . . . . . . . . . . . . . . . . . . . . . . . . .	118,442	9,182,808
Humana, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	108,608	50,378,907
Laboratory Corp. of America Holdings(a)(b). . . . . . . . . .	80,470	25,284,479
McKesson Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	128,383	31,912,162
Quest Diagnostics, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	102,721	17,771,760
UnitedHealth Group, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . .	791,957	397,673,288
Universal Health Services, Inc., Class B. . . . . . . . . . . .	61,483	7,971,886
		940,218,173
Health Care Technology — 0.1%
Cerner Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	247,398	22,975,852
Hotels, Restaurants & Leisure — 1.9%
Booking Holdings, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . .	34,560	82,917,389
Caesars Entertainment, Inc.(a) . . . . . . . . . . . . . . . . . . . . .	177,113	16,565,379
Carnival Corp.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	677,484	13,630,978
Chipotle Mexican Grill, Inc.(a)(b) . . . . . . . . . . . . . . . . . . . .	23,694	41,423,035
Darden Restaurants, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . .	109,918	16,558,047
Domino's Pizza, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	30,984	17,485,201
Expedia Group, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	122,768	22,186,633
Hilton Worldwide Holdings, Inc.(a) . . . . . . . . . . . . . . . . . .	234,479	36,576,379
Las Vegas Sands Corp.(a) . . . . . . . . . . . . . . . . . . . . . . . . .	289,081	10,881,009
Marriott International, Inc., Class A(a). . . . . . . . . . . . . . .	229,982	38,002,226
McDonald's Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	628,153	168,388,975
MGM Resorts International . . . . . . . . . . . . . . . . . . . . . . . .	327,290	14,688,775
Norwegian Cruise Line Holdings Ltd.(a)(b). . . . . . . . . . .	315,188	6,536,999
Penn National Gaming, Inc.(a) . . . . . . . . . . . . . . . . . . . . .	139,685	7,242,667
Royal Caribbean Cruises Ltd.(a). . . . . . . . . . . . . . . . . . . .	184,059	14,154,137
Starbucks Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	991,931	116,026,169
Wynn Resorts Ltd.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	89,689	7,627,153
Yum! Brands, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	246,481	34,226,352
		665,117,503
Household Durables — 0.4%
D.R. Horton, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	274,922	29,815,291
Garmin Ltd.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	127,190	17,319,462
Lennar Corp., Class A. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	227,913	26,474,374
Mohawk Industries, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . .	46,132	8,404,328
Newell Brands, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	322,363	7,040,408
NVR, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,753	16,267,119
PulteGroup, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	212,892	12,168,907
Whirlpool Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	50,983	11,963,671
		129,453,560
Household Products — 1.4%
Church & Dwight Co., Inc. . . . . . . . . . . . . . . . . . . . . . . . . .	206,456	21,161,740
Clorox Co.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	104,297	18,185,225
Colgate-Palmolive Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	707,660	60,391,704
Kimberly-Clark Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	284,060	40,597,855
Procter & Gamble Co.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,034,818	332,855,529
		473,192,053
Independent Power and Renewable Electricity Producers — 0.0%
AES Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	558,229	13,564,965
Industrial Conglomerates — 1.0%
3M Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	484,543	86,069,373
4	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)

December 31, 2021

Security	Shares	Value
Industrial Conglomerates (continued)
General Electric Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	923,768	$87,268,363
Honeywell International, Inc.. . . . . . . . . . . . . . . . . . . . . . .	578,841	120,694,137
Roper Technologies, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . .	88,594	43,575,845
		337,607,718
Insurance — 1.8%
Aflac, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	511,747	29,880,906
Allstate Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	241,052	28,359,768
American International Group, Inc. . . . . . . . . . . . . . . . . .	698,158	39,697,264
Aon PLC, Class A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	185,267	55,683,849
Arthur J. Gallagher & Co.. . . . . . . . . . . . . . . . . . . . . . . . . .	174,290	29,571,784
Assurant, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	47,910	7,467,253
Brown & Brown, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	196,507	13,810,512
Chubb Ltd. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	362,189	70,014,756
Cincinnati Financial Corp. . . . . . . . . . . . . . . . . . . . . . . . . .	126,390	14,399,613
Everest Re Group Ltd. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	33,258	9,110,031
Globe Life, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	77,552	7,268,173
Hartford Financial Services Group, Inc. . . . . . . . . . . . .	286,186	19,758,281
Lincoln National Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	142,833	9,749,781
Loews Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	170,875	9,869,740
Marsh & McLennan Cos., Inc. . . . . . . . . . . . . . . . . . . . . .	424,542	73,793,890
MetLife, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	601,197	37,568,801
Principal Financial Group, Inc. . . . . . . . . . . . . . . . . . . . . .	207,282	14,992,707
Progressive Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	492,601	50,565,493
Prudential Financial, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . .	317,842	34,403,218
Travelers Cos., Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	206,857	32,358,640
W.R. Berkley Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	118,923	9,798,066
Willis Towers Watson PLC. . . . . . . . . . . . . . . . . . . . . . . . .	104,775	24,883,015
		623,005,541
Interactive Media & Services(a) — 6.2%
Alphabet, Inc., Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . .	252,937	732,768,606
Alphabet, Inc., Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . .	235,110	680,311,945
Match Group, Inc.(b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	238,033	31,479,864
Meta Platforms, Inc., Class A . . . . . . . . . . . . . . . . . . . . . .	1,989,689	669,231,895
Twitter, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	671,889	29,039,043
		2,142,831,353
Internet & Direct Marketing Retail — 3.7%
Amazon.com, Inc.(a). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	366,735	1,222,819,180
eBay, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	526,377	35,004,070
Etsy, Inc.(a)(b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	106,350	23,284,269
		1,281,107,519
IT Services — 4.4%
Accenture PLC, Class A. . . . . . . . . . . . . . . . . . . . . . . . . . .	531,116	220,174,138
Akamai Technologies, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . .	137,627	16,107,864
Automatic Data Processing, Inc. . . . . . . . . . . . . . . . . . . .	354,321	87,368,472
Broadridge Financial Solutions, Inc.. . . . . . . . . . . . . . . .	96,708	17,680,157
Cognizant Technology Solutions Corp., Class A . . . .	441,014	39,126,762
DXC Technology Co.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . .	212,880	6,852,607
EPAM Systems, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . .	47,634	31,840,947
Fidelity National Information Services, Inc. . . . . . . . . .	512,026	55,887,638
Fiserv, Inc.(a). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	501,389	52,039,164
FleetCor Technologies, Inc.(a). . . . . . . . . . . . . . . . . . . . . .	68,276	15,282,900
Gartner, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	69,151	23,118,562
Global Payments, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	243,974	32,980,405
International Business Machines Corp.. . . . . . . . . . . . .	752,197	100,538,651
Jack Henry & Associates, Inc. . . . . . . . . . . . . . . . . . . . . .	63,214	10,556,106
Mastercard, Inc., Class A. . . . . . . . . . . . . . . . . . . . . . . . . .	729,431	262,099,147
Paychex, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	269,402	36,773,373
PayPal Holdings, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . .	988,924	186,491,288

S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
IT Services (continued)
VeriSign, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	81,258	$20,624,906
Visa, Inc., Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,410,108	305,584,505
		1,521,127,592
Leisure Products — 0.0%
Hasbro, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	109,344	11,129,032
Life Sciences Tools & Services — 2.0%
Agilent Technologies, Inc. . . . . . . . . . . . . . . . . . . . . . . . . .	255,445	40,781,794
Bio-Rad Laboratories, Inc., Class A(a) . . . . . . . . . . . . . .	18,020	13,615,371
Bio-Techne Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	32,720	16,927,365
Charles River Laboratories International, Inc.(a) . . . . .	42,647	16,068,537
Danaher Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	534,411	175,826,563
Illumina, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	131,425	49,999,327
IQVIA Holdings, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . .	161,346	45,522,161
Mettler-Toledo International, Inc.(a) . . . . . . . . . . . . . . . . .	19,328	32,803,675
PerkinElmer, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	106,115	21,335,482
Thermo Fisher Scientific, Inc.. . . . . . . . . . . . . . . . . . . . . .	330,864	220,765,695
Waters Corp.(a)(b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	51,322	19,122,577
West Pharmaceutical Services, Inc.. . . . . . . . . . . . . . . .	61,820	28,994,198
		681,762,745
Machinery — 1.5%
Caterpillar, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	454,852	94,036,103
Cummins, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	120,269	26,235,480
Deere & Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	237,251	81,350,995
Dover Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	122,144	22,181,350
Fortive Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	301,310	22,986,940
IDEX Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	64,439	15,228,225
Illinois Tool Works, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	240,174	59,274,943
Ingersoll Rand, Inc.(b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	340,640	21,075,397
Otis Worldwide Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	358,805	31,241,151
PACCAR, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	291,061	25,689,044
Parker-Hannifin Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	108,526	34,524,291
Pentair PLC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	138,010	10,078,870
Snap-on, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	45,895	9,884,865
Stanley Black & Decker, Inc.. . . . . . . . . . . . . . . . . . . . . . .	135,562	25,569,704
Westinghouse Air Brake Technologies Corp. . . . . . . .	158,926	14,638,674
Xylem, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	152,793	18,322,937
		512,318,969
Media — 1.0%
Charter Communications, Inc., Class A(a)(b). . . . . . . . .	104,022	67,819,223
Comcast Corp., Class A . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,833,846	192,957,469
Discovery, Inc., Class A(a)(b) . . . . . . . . . . . . . . . . . . . . . . .	143,129	3,369,257
Discovery, Inc., Class C(a)(b) . . . . . . . . . . . . . . . . . . . . . . .	254,964	5,838,676
DISH Network Corp., Class A(a)(b). . . . . . . . . . . . . . . . . .	205,755	6,674,692
Fox Corp., Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	269,365	9,939,568
Fox Corp., Class B. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	124,115	4,253,421
Interpublic Group of Cos., Inc. . . . . . . . . . . . . . . . . . . . . .	330,733	12,385,951
News Corp., Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	321,091	7,163,540
News Corp., Class B . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	114,231	2,570,198
Omnicom Group, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	180,687	13,238,936
ViacomCBS, Inc., Class B . . . . . . . . . . . . . . . . . . . . . . . . .	506,664	15,291,120
		341,502,051
Metals & Mining — 0.4%
Freeport-McMoRan, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . .	1,233,728	51,483,470
Newmont Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	674,444	41,829,017
Nucor Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	240,315	27,431,957
		120,744,444
Multiline Retail — 0.5%
Dollar General Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	196,179	46,264,894
M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	5

Schedule of Investments (continued)

December 31, 2021

Security	Shares	Value
Multiline Retail (continued)
Dollar Tree, Inc.(a). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	189,118	$26,574,861
Target Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	410,368	94,975,570
		167,815,325
Multi-Utilities — 0.7%
Ameren Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	216,876	19,304,133
CenterPoint Energy, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . .	528,783	14,758,334
CMS Energy Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	245,651	15,979,598
Consolidated Edison, Inc. . . . . . . . . . . . . . . . . . . . . . . . . .	297,450	25,378,434
Dominion Energy, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	678,958	53,338,940
DTE Energy Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	161,717	19,331,650
NiSource, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	332,857	9,190,182
Public Service Enterprise Group, Inc. . . . . . . . . . . . . . .	424,062	28,297,657
Sempra Energy . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	268,515	35,519,164
WEC Energy Group, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . .	264,960	25,719,667
		246,817,759
Oil, Gas & Consumable Fuels — 2.4%
APA Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	304,246	8,181,175
Chevron Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,620,898	190,212,380
ConocoPhillips. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,109,039	80,050,435
Coterra Energy, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	691,384	13,136,296
Devon Energy Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	529,331	23,317,031
Diamondback Energy, Inc.. . . . . . . . . . . . . . . . . . . . . . . . .	143,084	15,431,609
EOG Resources, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	492,292	43,730,298
Exxon Mobil Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,558,569	217,748,837
Hess Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	230,842	17,089,233
Kinder Morgan, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,636,136	25,949,117
Marathon Oil Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	660,608	10,847,183
Marathon Petroleum Corp. . . . . . . . . . . . . . . . . . . . . . . . .	517,618	33,122,376
Occidental Petroleum Corp. . . . . . . . . . . . . . . . . . . . . . . .	745,767	21,619,785
ONEOK, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	374,012	21,976,945
Phillips 66 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	367,836	26,653,397
Pioneer Natural Resources Co. . . . . . . . . . . . . . . . . . . . .	190,911	34,722,893
Valero Energy Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	346,896	26,055,359
Williams Cos., Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,030,913	26,844,975
		836,689,324
Personal Products — 0.2%
Estee Lauder Cos., Inc., Class A. . . . . . . . . . . . . . . . . . .	195,217	72,269,333
Pharmaceuticals — 3.6%
Bristol-Myers Squibb Co. . . . . . . . . . . . . . . . . . . . . . . . . . .	1,868,196	116,482,020
Catalent, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	144,561	18,508,145
Eli Lilly & Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	667,612	184,407,787
Johnson & Johnson . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,213,624	378,684,658
Merck & Co., Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,123,945	162,779,145
Organon & Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	212,173	6,460,668
Pfizer, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,719,589	278,691,730
Viatris, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,010,311	13,669,508
Zoetis, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	397,829	97,082,211
		1,256,765,872
Professional Services — 0.4%
Equifax, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	102,033	29,874,242
IHS Markit Ltd.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	335,125	44,544,815
Jacobs Engineering Group, Inc. . . . . . . . . . . . . . . . . . . .	109,619	15,262,253
Leidos Holdings, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	118,004	10,490,556
Nielsen Holdings PLC . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	301,814	6,190,205
Robert Half International, Inc.. . . . . . . . . . . . . . . . . . . . . .	95,263	10,623,730
Verisk Analytics, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	136,594	31,243,146
		148,228,947

S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Real Estate Management & Development — 0.1%
CBRE Group, Inc., Class A(a)(b) . . . . . . . . . . . . . . . . . . . .	281,234	$30,516,701
Road & Rail — 0.9%
CSX Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,864,995	70,123,812
JB Hunt Transport Services, Inc.. . . . . . . . . . . . . . . . . . .	69,564	14,218,882
Norfolk Southern Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	204,617	60,916,527
Old Dominion Freight Line, Inc. . . . . . . . . . . . . . . . . . . . .	78,333	28,072,980
Union Pacific Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	540,563	136,184,037
		309,516,238
Semiconductors & Semiconductor Equipment — 6.3%
Advanced Micro Devices, Inc.(a)(b) . . . . . . . . . . . . . . . . .	1,015,421	146,119,082
Analog Devices, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	451,883	79,427,475
Applied Materials, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	759,229	119,472,275
Broadcom, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	346,108	230,303,724
Enphase Energy, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . .	113,469	20,758,019
Intel Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,419,744	176,116,816
KLA Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	127,492	54,835,584
Lam Research Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	118,391	85,140,888
Microchip Technology, Inc. . . . . . . . . . . . . . . . . . . . . . . . .	466,564	40,619,062
Micron Technology, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . .	940,083	87,568,732
Monolithic Power Systems, Inc.. . . . . . . . . . . . . . . . . . . .	36,500	18,006,545
NVIDIA Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,102,130	618,257,454
NXP Semiconductors NV. . . . . . . . . . . . . . . . . . . . . . . . . .	222,907	50,773,757
Qorvo, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	92,517	14,468,734
Qualcomm, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	941,754	172,218,554
Skyworks Solutions, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . .	138,467	21,481,770
SolarEdge Technologies, Inc.(a) . . . . . . . . . . . . . . . . . . . .	44,162	12,390,532
Teradyne, Inc.(b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	137,062	22,413,749
Texas Instruments, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	777,452	146,526,378
Xilinx, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	208,430	44,193,413
		2,161,092,543
Software — 9.4%
Adobe, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	399,986	226,816,061
ANSYS, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	73,962	29,667,637
Autodesk, Inc.(a)(b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	185,214	52,080,325
Cadence Design Systems, Inc.(a) . . . . . . . . . . . . . . . . . .	233,035	43,426,072
Ceridian HCM Holding, Inc.(a)(b). . . . . . . . . . . . . . . . . . . .	113,394	11,845,137
Citrix Systems, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	103,740	9,812,767
Fortinet, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	114,050	40,989,570
Intuit, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	238,373	153,326,281
Microsoft Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,313,099	2,123,221,456
NortonLifeLock, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	492,908	12,805,750
Oracle Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,356,189	118,273,243
Paycom Software, Inc.(a)(b) . . . . . . . . . . . . . . . . . . . . . . . .	40,313	16,737,554
PTC, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	88,186	10,683,734
salesforce.com, Inc.(a). . . . . . . . . . . . . . . . . . . . . . . . . . . . .	823,194	209,198,291
ServiceNow, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	167,330	108,615,576
Synopsys, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	128,358	47,299,923
Tyler Technologies, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . .	34,150	18,370,993
		3,233,170,370
Specialty Retail — 2.4%
Advance Auto Parts, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . .	52,975	12,707,643
AutoZone, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	17,631	36,961,452
Bath & Body Works, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . .	222,582	15,533,998
Best Buy Co., Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	187,470	19,046,952
CarMax, Inc.(a)(b). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	136,909	17,829,659
Gap, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	171,031	3,018,697
Home Depot, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	887,401	368,280,289
Lowe's Cos., Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	582,234	150,495,845
O'Reilly Automotive, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . .	56,655	40,011,461
6	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)

December 31, 2021

Security	Shares	Value
Specialty Retail (continued)
Ross Stores, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	300,147	$34,300,799
TJX Cos., Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,010,722	76,734,014
Tractor Supply Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	95,612	22,813,023
Ulta Beauty, Inc.(a)(b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	45,673	18,832,805
		816,566,637
Technology Hardware, Storage & Peripherals — 7.1%
Apple, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	13,105,581	2,327,158,018
Hewlett Packard Enterprise Co.. . . . . . . . . . . . . . . . . . . .	1,101,086	17,364,126
HP, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	969,098	36,505,922
NetApp, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	187,617	17,258,888
Seagate Technology Holdings PLC . . . . . . . . . . . . . . . .	172,228	19,458,320
Western Digital Corp.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . .	260,073	16,959,360
		2,434,704,634
Textiles, Apparel & Luxury Goods — 0.7%
NIKE, Inc., Class B . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,073,299	178,886,744
PVH Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	60,241	6,424,703
Ralph Lauren Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	39,948	4,748,219
Tapestry, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	237,843	9,656,426
Under Armour, Inc., Class A(a) . . . . . . . . . . . . . . . . . . . . .	150,302	3,184,899
Under Armour, Inc., Class C(a)(b) . . . . . . . . . . . . . . . . . . .	169,421	3,056,355
VF Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	274,125	20,071,433
		226,028,779
Tobacco — 0.6%
Altria Group, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,544,636	73,200,300
Philip Morris International, Inc.. . . . . . . . . . . . . . . . . . . . .	1,308,437	124,301,515
		197,501,815
Trading Companies & Distributors — 0.2%
Fastenal Co.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	481,642	30,853,987
United Rentals, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	61,424	20,410,581
W.W. Grainger, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	36,543	18,938,044
		70,202,612
Water Utilities — 0.1%
American Water Works Co., Inc. . . . . . . . . . . . . . . . . . . .	153,076	28,909,933

S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Wireless Telecommunication Services — 0.2%
T-Mobile US, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	493,333	$57,216,761
Total Common Stocks — 98.4%
(Cost: $13,266,446,878) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . .	33,933,922,007

Investment Companies

Equity Funds — 1.3%
iShares Core S&P 500 ETF(c) . . . . . . . . . . . . . . . . . . . . .	908,230	433,216,628
Total Investment Companies — 1.3%
(Cost: $406,997,076). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . .	433,216,628
Total Long-Term Investments — 99.7%
(Cost: $13,673,443,954) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . .	34,367,138,635

Short-Term Securities

Money Market Funds — 0.9%
BlackRock Cash Funds: Institutional, SL Agency
Shares, 0.10%(c)(d)(e) . . . . . . . . . . . . . . . . . . . . . . . . . . .	129,501,196	129,540,046
BlackRock Cash Funds: Treasury, SL Agency
Shares, 0.01%(c)(d) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	190,825,864	190,825,864
Total Short-Term Securities — 0.9%
(Cost: $320,350,320). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . .	320,365,910
Total Investments — 100.6%
(Cost: $13,993,794,274) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . .	34,687,504,545
Liabilities in Excess of Other Assets — (0.6)%. . . . . . . . .	. . . . . . . . . . . . .	(198,218,973)

Net Assets — 100.0% . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . .	$ 34,489,285,572

(a)Non-income producing security.

(b)All or a portion of this security is on loan.

(c)Affiliate of the Master Portfolio.

(d)Annualized 7-day yield as of period end.

(e)All or a portion of this security was purchased with the cash collateral from loaned securities.

For Master Portfolio compliance purposes, the Master Portfolio's industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Master Portfolio during the year ended December 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

									Capital Gain
					Change in				Distributions
				Net	Unrealized		Shares		from
	Value at	Purchases	Proceeds	Realized	Appreciation	Value at	Held at		Underlying
Affiliated Issuer	12/31/20	at Cost	from Sales	Gain (Loss)	(Depreciation)	12/31/21	12/31/21	Income	Funds

BlackRock Cash Funds: Institutional, SL
Agency Shares . . . . . . . . . . . . . . . . . . . . . . . . .	$ 161,818,190	$—	$ (32,256,275)(a)	$110,352	$(132,221)	$ 129,540,046	129,501,196	$378,891(b)	$—
BlackRock Cash Funds: Treasury, SL
Agency Shares . . . . . . . . . . . . . . . . . . . . . . . . .	82,440,013	108,385,851(a)	—	—	—	190,825,864	190,825,864	23,048	—
BlackRock, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . .	87,650,514	1,662,103	(2,429,331)	532,851	22,705,589	110,121,726	120,278	1,975,379	—
iShares Core S&P 500 ETF . . . . . . . . . . . . . . . .	4,286,954	996,376,819	(622,290,936)	30,081,124	24,762,667	433,216,628	908,230	2,638,849	—

				$30,724,327	$47,336,035	$ 863,704,264		$5,016,167	$—

(a)Represents net amount purchased (sold).

(b)All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	7

Schedule of Investments (continued)			S&P 500 Index Master Portfolio
December 31, 2021
Derivative Financial Instruments Outstanding as of Period End
Futures Contracts

Value/
Unrealized
	Number of	Expiration	Notional	Appreciation
Description	Contracts	Date	Amount (000)	(Depreciation)

Long Contracts
S&P 500 E-Mini Index . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	784	03/18/22	$ 186,533	$ 6,917,190

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Foreign
				Currency		Interest
	Commodity	Credit	Equity	Exchange		Rate	Other
	Contracts	Contracts	Contracts	Contracts		Contracts	Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a) . . . . . . . . . . . . . . . . . . . . . .	$—	$—	$ 6,917,190	$—	$	— $	—	$ 6,917,190

(a)Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Master Portfolio Schedule of Investments. In the Statement of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in net unrealized appreciation (depreciation).

For the period ended December 31, 2021, the effect of derivative financial instruments in the Statement of Operations was as follows:

				Foreign
				Currency	Interest
	Commodity	Credit	Equity	Exchange	Rate	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$—	$—	$53,863,481	$—	$—	$—	$53,863,481
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$—	$—	$5,296,692	$—	$—	$—	$5,296,692

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$224,304,286

For more information about the Master Portfolio's investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Master Portfolio's policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Master Portfolio's financial instruments categorized in the fair value hierarchy. The breakdown of the Master Portfolio's financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 33,933,922,007	$—	$—	$ 33,933,922,007
Investment Companies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	433,216,628	—	—	433,216,628
Short-Term Securities
Money Market Funds. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	320,365,910	—	—	320,365,910

	$ 34,687,504,545	$—	$—	$ 34,687,504,545

8	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)			S&P 500 Index Master Portfolio
December 31, 2021
Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments(a)
Assets
Equity Contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$6,917,190	$—	$—	$6,917,190

(a)Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	9

Statement of Assets and Liabilities

December 31, 2021

S&P 500 Index

Master Portfolio

ASSETS

Investments, at value — unaffiliated(a)(b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Investments, at value — affiliated(c) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Cash pledged for futures contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Receivables:

Securities lending income — affiliated . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Dividends — unaffiliated. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Dividends — affiliated . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Prepaid expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

LIABILITIES

Collateral on securities loaned. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Payables:

Investments purchased. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Withdrawals to investors. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Investment advisory fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Trustees' fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Professional fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Variation margin on futures contracts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

NET ASSETS CONSIST OF

Investors' capital. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net unrealized appreciation (depreciation) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

(a) Investments, at cost — unaffiliated. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

(b) Securities loaned, at value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

(c) Investments, at cost — affiliated . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

See notes to financial statements.

$ 33,823,800,281 863,704,264 87,846 10,105,800

10,757

20,170,487

41,137

34,717,921,270

129,405,466

23,924,376

74,250,025

276,022

103,860

103,593

572,356

228,635,698

$ 34,489,285,572

$ 13,788,658,111 20,700,627,461

$ 34,489,285,572

$ 13,225,259,124 $ 125,970,318 $ 768,535,150

10	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Operations

Year Ended December 31, 2021

S&P 500 Index
Master Portfolio
INVESTMENT INCOME

Dividends — unaffiliated . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$ 429,964,111
Dividends — affiliated. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,642,759
Securities lending income — affiliated — net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	373,408
Foreign taxes withheld . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(2,160,807)
Total investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	432,819,471
EXPENSES
Investment advisory . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,082,741
Trustees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	357,059
Professional. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	71,377
Total expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,511,177
Less:
Fees waived and/or reimbursed by the Manager. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(579,645)
Total expenses after fees waived and/or reimbursed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,931,532
Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	429,887,939
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain from:
Investments — unaffiliated . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	213,228,863
Investments — affiliated . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	30,724,327
Futures contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	53,863,481
297,816,671

Net change in unrealized appreciation (depreciation) on:

Investments — unaffiliated . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Investments — affiliated . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Futures contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gain . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

See notes to financial statements.

6,955,669,347

47,336,035

5,296,692

7,008,302,074

7,306,118,745

$ 7,736,006,684

M A S T E R P O R T F O L I O F I N A N C I A L S T A T E M E N T S	11

Statements of Changes in Net Assets

	S&P 500 Index Master Portfolio
	Year Ended December 31,
	2021	2020

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$429,887,939	$425,673,598
Net realized gain (loss) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	297,816,671	(14,465,672)
Net change in unrealized appreciation (depreciation) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,008,302,074	3,910,413,153

Net increase in net assets resulting from operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,736,006,684	4,321,621,079
CAPITAL TRANSACTIONS
Proceeds from contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,697,627,774	7,849,994,984
Value of withdrawals. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(7,937,321,540)	(8,386,601,754)

Net decrease in net assets derived from capital transactions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(239,693,766)	(536,606,770)
NET ASSETS
Total increase in net assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,496,312,918	3,785,014,309
Beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	26,992,972,654	23,207,958,345
End of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$34,489,285,572	$26,992,972,654

See notes to financial statements.

12	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

		S&P 500 Index Master Portfolio

			Year Ended December 31,

	2021	2020	2019	2018	2017

Total Return
Total return . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	28.65%	18.42%	31.44%	(4.38)%	21.77%
Ratios to Average Net Assets(a)

Total expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	0.01%	0.01%	0.03%	0.04%	0.04%

Total expenses after fees waived and/or reimbursed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	0.01%	0.01%	0.02%	0.04%	0.04%

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1.39%	1.82%	1.95%	1.92%	1.93%
Supplemental Data

Net assets, end of year (000) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 34,489,286	$ 26,992,973	$ 23,207,958	$ 17,256,929	$ 13,775,074

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6%	5%	3%	12%	11%

(a)Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L H I G H L I G H T S	13

Notes to Financial Statements

1. ORGANIZATION

Master Investment Portfolio ("MIP") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. MIP is organized as a Delaware statutory trust. S&P 500 Index Master Portfolio (the "Master Portfolio") is a series of MIP. The Master Portfolio is classified as diversified.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Fund Advisors ("BFA" or the "Manager") or its affiliates, is included in a complex of open-end equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP"), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Taxes: The Master Portfolio may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Master Portfolio invests. These foreign taxes, if any, are paid by the Master Portfolio and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as "Foreign taxes withheld", and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of December 31, 2021, if any, are disclosed in the Statement of Assets and Liabilities.

The Master Portfolio files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Master Portfolio may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction's applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., futures contracts) that would be treated as "senior securities" for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investments to be excluded from treatment as a "senior security." Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio's maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Master Portfolio's investments are valued at fair value (also referred to as "market value" within the financial statements) each day that the Master Portfolio is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the MIP (the "Board"). If a security's market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the "Global Valuation Committee") is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

14	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio's assets and liabilities:

•Equity investments traded on a recognized securities exchange are valued at that day's official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•Investments in open-end U.S. mutual funds (including money market funds) are valued at that day's published NAV.

•Futures contracts are valued based on that day's last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange ("NYSE"). Each business day, the Master Portfolio uses current market factors supplied by independent pricing services to value certain foreign instruments ("Systematic Fair Value Price"). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value ("Fair Valued Investments"). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm's-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access;

•Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee's assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. ("BTC"), if any, is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Master Portfolio, except in the event of borrower default. The securities on loan, if any, are disclosed in the Master Portfolio's Schedule of Investments. The market value of any securities on loan and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned at value, respectively.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an "MSLA"), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	15

Notes to Financial Statements (continued)

loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty's bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties' obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party's net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Master Portfolio's securities on loan by counterparty which are subject to offset under an MSLA:

	Securities	Cash Collateral	Non-Cash Collateral	Net
Counterparty	Loaned at Value	Received(a)	Received at Fair Value(a)	Amount
Barclays Bank PLC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$55,474,325	$(55,474,325)	$—	$—
Barclays Capital, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,206,763	(10,206,763)	—	—
BNP Paribas SA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,974,260	(4,974,260)	—	—
Citigroup Global Markets, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	14,367,448	(14,367,448)	—	—
Credit Suisse Securities (USA) LLC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	11,415,667	(11,415,667)	—	—
Goldman Sachs & Co. LLC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,366,484	(7,366,484)	—	—
JPMorgan Securities LLC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,747,433	(6,747,433)	—	—
Morgan Stanley . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,747,001	(3,747,001)	—	—
SG Americas Securities LLC. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,579,254	(10,579,254)	—	—
State Street Bank & Trust Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	66,410	(66,410)	—	—
UBS AG . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	627,059	(627,059)	—	—
UBS Securities LLC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	221,000	(221,000)	—	—
Virtu Americas LLC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	81,765	(81,765)	—	—
Wells Fargo Securities LLC. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	95,449	(95,449)	—	—

	$125,970,318	$(125,970,318)	$—	$—

(a)Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Master Portfolio is disclosed in the Master Portfolio's Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. ("BlackRock"). BlackRock's indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Master Portfolio.

5. DERIVATIVE FINANCIAL INSTRUMENTS

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter ("OTC").

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract's size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract ("variation margin"). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio's investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio's portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.

16	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to 0.01% of the average daily value of the Master Portfolio's net assets.

Administration: MIP, on behalf of the Master Portfolio entered into an Administration Agreement with BlackRock Advisors, LLC ("BAL"), which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL has agreed to bear all of the Master Portfolio's ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio.

BAL is not entitled to compensation for providing administrative services to the Master Portfolio, for so long as BAL (or an affiliate) is entitled to compensation for providing administrative services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BAL (or an affiliate) receives investment advisory fees from the Master Portfolio.

The fees and expenses of the Master Portfolio's Independent Trustees, counsel to the Independent Trustees and the Master Portfolio's independent registered public accounting firm (together, the "independent expenses") are paid directly by the Master Portfolio. BFA has contractually agreed to reimburse the Master Portfolio or provide an offsetting credit against the investment advisory fees paid by the Master Portfolio in an amount equal to these independent expenses through June 30, 2023. If the Master Portfolio does not pay administration fees, BAL agrees to cap the expenses of the Master Portfolio at the rate at which it pays an investment advisory fee to BFA. The amount waived is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2021, the amount waived was $428,436.

Expense Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the "affiliated money market fund waiver") through June 30, 2023. The contractual agreement may be terminated upon 90 days' notice by a majority of the trustees who are not "interested persons" of MIP, as defined in the 1940 Act ("Independent Trustees"), or by a vote of a majority of the outstanding voting securities of the Master Portfolio. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2021, the amounts waived were $133,018.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Master Portfolio's assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The contractual agreement may be terminated upon 90 days' notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Master Portfolio. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2021, the Manager waived $18,191 in investment advisory fees pursuant to this arrangement.

Securities Lending: The U.S. Securities and Exchange Commission ("SEC") has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan (the "collateral investment fees"). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund's weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Master Portfolio retains 77% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2021, the Master Portfolio retained 75% of securities lending income (which excluded collateral investment fees) and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeded a specified threshold, the Fund would retain for the remainder of that calendar year 80% of securities lending income (which excluded collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Master Portfolio is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2021, the Master Portfolio paid BTC $135,880 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the "Order") from the SEC, the Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the "Interfund Lending Program"), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master Portfolio's investment policies and restrictions. The Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	17

Notes to Financial Statements (continued)

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund's investment restrictions). If a borrowing BlackRock fund's total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2021, the Master Portfolio did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Master Portfolio are directors and/or officers of BlackRock or its affiliates.

Other Transactions: The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2021, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Net Realized
Master Portfolio Name	Purchases	Sales	Gain (Loss)

S&P 500 Index Master Portfolio . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

	$ 496,940,717	$ 181,144,688	$ 7,982,180

7. PURCHASES AND SALES

For the year ended December 31, 2021, purchases and sales of investments, excluding short-term investments, were $1,972,674,265 and $1,800,914,115, respectively.

8. INCOME TAX INFORMATION

The Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio's assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio's U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on the Master Portfolio's state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of December 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio's financial statements.

As of December 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Net Unrealized
		Gross Unrealized	Gross Unrealized	Appreciation
Master Portfolio Name	Tax Cost	Appreciation	Depreciation	(Depreciation)

S&P 500 Index Master Portfolio . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 13,797,616,494	$ 21,341,364,282	$ (451,476,231)	$ 20,889,888,051

9. BANK BORROWINGS

The MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates ("Participating Funds"), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month London Interbank Offered Rate ("LIBOR") (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2022 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2021, the Master Portfolio did not borrow under the credit agreement.

10. PRINCIPAL RISKS

In the normal course of business, the Master Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or

18	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Master Portfolio and its investments. The Master Portfolio's prospectus provides details of the risks to which the Master Portfolio is subject.

The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund's investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master Portfolio may invest in illiquid investments. An illiquid investment is any investment that the Master Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Master Portfolio may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master Portfolio's NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Master Portfolio invests.

Counterparty Credit Risk: The Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio's exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker's customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker's customers, potentially resulting in losses to the Master Portfolio.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund's objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Master Portfolio's portfolio are disclosed in its Schedule of Investments.

The Master Portfolio invests a significant portion of its assets in securities within a single or limited number of market sectors. When a Master Portfolio concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Master Portfolio and could affect the income from, or the value or liquidity of, the Master Portfolio's portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

LIBOR Transition Risk: The United Kingdom's Financial Conduct Authority announced a phase out of the LIBOR. Although many LIBOR rates will cease to be published or no longer will be representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Master Portfolio may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Master Portfolio is uncertain.

11. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Master Investment Portfolio and Investors of S&P 500 Index Master Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of S&P 500 Index Master Portfolio (one of the series constituting Master Investment Portfolio, referred to hereafter as the "Master Portfolio") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Master Portfolio as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Master Portfolio's management. Our responsibility is to express an opinion on the Master Portfolio's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Master Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP Philadelphia, Pennsylvania February 15, 2022

We have served as the auditor of one or more BlackRock investment companies since 2000.

20	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), BlackRock Funds III and Master Investment Portfolio (the "Trusts") have adopted and implemented a liquidity risk management program (the "Program") for iShares S&P 500 Index Fund and S&P 500 Index Master Portfolio (the "Funds"), each a series of the respective Trust, which is reasonably designed to assess and manage each Fund's liquidity risk.

The Board of Trustees (the "Board") of the Trusts, on behalf of the Funds, met on November 9-10, 2021 (the "Meeting") to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors ("BlackRock"), each an investment adviser to certain BlackRock funds, as the program administrator for each Fund's Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the "Committee"). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund's Highly Liquid Investment Minimum ("HLIM") where applicable, and any material changes to the Program (the "Report"). The Report covered the period from October 1, 2020 through September 30, 2021 (the "Program Reporting Period").

The Report described the Program's liquidity classification methodology for categorizing each Fund's investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund's HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund's liquidity risk, as follows:

a)The Fund's investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund's strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund's concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program's calculation of a fund's liquidity bucketing. Derivative exposure was also considered in such calculation.

b)Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each Fund's reasonably anticipated trading size ("RATS"). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund's shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund's distribution channels, and the degree of certainty associated with a fund's short-term and long-term cash flow projections.

c)Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to each Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program's methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	21

Trustee and Officer Information

Independent Trustees(a)

Public Company
and Other
			Number of BlackRock-Advised	Investment
			Registered Investment Companies	Company
			("RICs") Consisting of	Directorships Held
Name	Position(s) Held		Investment Portfolios	During
Year of Birth(b)	(Length of Service)(c)	Principal Occupation(s) During Past Five Years	("Portfolios") Overseen	Past Five Years
Mark Stalnecker	Chair of the Board	Chief Investment Officer, University of Delaware from	30 RICs consisting of 159 Portfolios	None
1951	(Since 2019) and	1999 to 2013; Trustee and Chair of the Finance and
	Trustee	Investment Committees, Winterthur Museum and Country
	(Since 2015)	Estate from 2005 to 2016; Member of the Investment
Committee, Delaware Public Employees' Retirement
System since 2002; Member of the Investment Committee,
Christiana Care Health System from 2009 to 2017;
Member of the Investment Committee, Delaware
Community Foundation from 2013 to 2014; Director and
Chair of the Audit Committee, SEI Private Trust Co. from
2001 to 2014.

Bruce R. Bond	Trustee	Board Member, Amsphere Limited (software) since 2018;	30 RICs consisting of 159 Portfolios	None
1946	(Since 2019)	Trustee and Member of the Governance Committee, State
Street Research Mutual Funds from 1997 to 2005; Board
Member of Governance, Audit and Finance Committee,
Avaya Inc. (computer equipment) from 2003 to 2007.

Susan J. Carter	Trustee	Director, Pacific Pension Institute from 2014 to 2018;	30 RICs consisting of 159 Portfolios	None
1956	(Since 2016)	Advisory Board Member, Center for Private Equity and
Entrepreneurship at Tuck School of Business since 1997;
Senior Advisor, Commonfund Capital, Inc. ("CCI")
(investment adviser) in 2015; Chief Executive Officer, CCI
from 2013 to 2014; President & Chief Executive Officer,
CCI from 1997 to 2013; Advisory Board Member, Girls
Who Invest from 2015 to 2018 and Board Member thereof
since 2018; Advisory Board Member, Bridges Fund
Management since 2016; Trustee, Financial Accounting
Foundation since 2017; Practitioner Advisory Board
Member, Private Capital Research Institute ("PCRI") since
2017; Lecturer in the Practice of Management, Yale
School of Management since 2019; Advisor to Finance
Committee, Altman Foundation since 2020.

Collette Chilton	Trustee	Chief Investment Officer, Williams College since 2006;	30 RICs consisting of 159 Portfolios	None
1958	(Since 2015)	Chief Investment Officer, Lucent Asset Management
Corporation from 1998 to 2006; Director, Boys and Girls
Club of Boston since 2017; Director, B1 Capital since
2018; Director, David and Lucile Packard Foundation since
2020.

Neil A. Cotty	Trustee	Bank of America Corporation from 1996 to 2015, serving in	30 RICs consisting of 159 Portfolios	None
1954	(Since 2016)	various senior finance leadership roles, including Chief
Accounting Officer from 2009 to 2015, Chief Financial
Officer of Global Banking, Markets and Wealth
Management from 2008 to 2009, Chief Accounting Officer
from 2004 to 2008, Chief Financial Officer of Consumer
Bank from 2003 to 2004, Chief Financial Officer of Global
Corporate Investment Bank from 1999 to 2002.

Lena G. Goldberg	Trustee	Director, Charles Stark Draper Laboratory, Inc. since 2013;	30 RICs consisting of 159 Portfolios	None
1949	(Since 2019)	Senior Lecturer, Harvard Business School, from 2008 to
2021; FMR LLC/Fidelity Investments (financial services)
from 1996 to 2008, serving in various senior roles
including Executive Vice President - Strategic Corporate
Initiatives and Executive Vice President and General
Counsel; Partner, Sullivan & Worcester LLP from 1985 to
1996 and Associate thereof from 1979 to 1985.
22	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information (continued)

Independent Trustees(a) (continued)

Public Company
and Other
			Number of BlackRock-Advised	Investment
			Registered Investment Companies	Company
			("RICs") Consisting of	Directorships Held
Name	Position(s) Held		Investment Portfolios	During
Year of Birth(b)	(Length of Service)(c)	Principal Occupation(s) During Past Five Years	("Portfolios") Overseen	Past Five Years
Henry R. Keizer	Trustee	Director, Park Indemnity Ltd. (captive insurer) since 2010;	30 RICs consisting of 159 Portfolios	Hertz Global Holdings
1956	(Since 2019)	Director, MUFG Americas Holdings Corporation and		(car rental); Sealed
		MUFG Union Bank, N.A. (financial and bank holding		Air Corp. (packaging);
		company) from 2014 to 2016; Director, American Institute		GrafTech
		of Certified Public Accountants from 2009 to 2011;		International Ltd.
		Director, KPMG LLP (audit, tax and advisory services)		(materials
		from 2004 to 2005 and 2010 to 2012; Director, KPMG		manufacturing);
		International in 2012, Deputy Chairman and Chief		Montpelier Re
		Operating Officer thereof from 2010 to 2012 and U.S. Vice		Holdings, Ltd.
		Chairman of Audit thereof from 2005 to 2010; Global Head		(publicly held
		of Audit, KPMGI (consortium of KPMG firms) from 2006 to		property and casualty
		2010; Director, YMCA of Greater New York from 2006 to		reinsurance) from
		2010.		2013 to 2015;
WABCO (commercial
vehicle safety
systems) from
2015 to 2020.

Cynthia A. Montgomery	Trustee	Professor, Harvard Business School since 1989.	30 RICs consisting of 159 Portfolios	Newell Rubbermaid,
1952	(Since 2009)			Inc. (manufacturing)
from 1995 to 2016.

Donald C. Opatrny	Trustee	Trustee, Vice Chair, Member of the Executive Committee	30 RICs consisting of 159 Portfolios	None
1952	(Since 2019)	and Chair of the Investment Committee, Cornell University
from 2004 to 2019; President, Trustee and Member of the
Investment Committee, The Aldrich Contemporary Art
Museum from 2007 to 2014; Member of the Board and
Investment Committee, University School from 2007 to
2018; Member of the Investment Committee, Mellon
Foundation from 2009 to 2015; Trustee, Artstor (a Mellon
Foundation affiliate) from 2010 to 2015; President and
Trustee, the Center for the Arts, Jackson Hole from 2011 to
2018; Director, Athena Capital Advisors LLC (investment
management firm) since 2013; Trustee and Chair of the
Investment Committee, Community Foundation of Jackson
Hole since 2014; Member of Affordable Housing Supply
Board of Jackson, Wyoming since 2017; Member,
Investment Funds Committee, State of Wyoming since
2017; Trustee, Phoenix Art Museum since 2018; Trustee,
Arizona Community Foundation and Member of
Investment Committee since 2020.

Joseph P. Platt	Trustee	General Partner, Thorn Partners, LP (private investments)	30 RICs consisting of 159 Portfolios	Greenlight Capital
1947	(Since 2009)	since 1998; Director, WQED Multi-Media (public		Re, Ltd. (reinsurance
		broadcasting not-for-profit) since 2001; Chair, Basic Health		company); Consol
		International (non-profit) since 2015.		Energy Inc.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	23

Trustee and Officer Information (continued)

Independent Trustees(a) (continued)

Public Company
and Other
			Number of BlackRock-Advised	Investment
			Registered Investment Companies	Company
			("RICs") Consisting of	Directorships Held
Name	Position(s) Held		Investment Portfolios	During
Year of Birth(b)	(Length of Service)(c)	Principal Occupation(s) During Past Five Years	("Portfolios") Overseen	Past Five Years
Kenneth L. Urish	Trustee	Managing Partner, Urish Popeck & Co., LLC (certified	30 RICs consisting of 159 Portfolios	None
1951	(Since 2009)	public accountants and consultants) since 1976; Past-
Chairman of the Professional Ethics Committee of the
Pennsylvania Institute of Certified Public Accountants and
Committee Member thereof since 2007; Member of
External Advisory Board, The Pennsylvania State
University Accounting Department since founding in 2001;
Principal, UP Strategic Wealth Investment Advisors, LLC
since 2013; Trustee, The Holy Family Institute from
2001 to 2010; President and Trustee, Pittsburgh Catholic
Publishing Associates from 2003 to 2008; Director, Inter-
Tel from 2006 to 2007; Member, Advisory Board, ESG
Competent Boards since 2020.

Claire A. Walton	Trustee	Chief Operating Officer and Chief Financial Officer of	30 RICs consisting of 159 Portfolios	None
1957	(Since 2016)	Liberty Square Asset Management, LP from 1998 to 2015;
General Partner of Neon Liberty Capital Management, LLC
since 2003; Director, Boston Hedge Fund Group from
2009 to 2018; Director, Woodstock Ski Runners since
2013; Director, Massachusetts Council on Economic
Education from 2013 to 2015.

24	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information (continued)

Interested Trustees(a)(d)

Public Company
and Other
			Number of BlackRock-Advised	Investment
			Registered Investment Companies	Company
			("RICs") Consisting of	Directorships
Name	Position(s) Held		Investment Portfolios	Held During
Year of Birth(b)	(Length of Service)(c)	Principal Occupation(s) During Past Five Years	("Portfolios") Overseen	Past Five Years
Robert Fairbairn	Trustee	Vice Chairman of BlackRock, Inc. since 2019; Member of	103 RICs consisting of 261 Portfolios	None
1965	(Since 2018)	BlackRock's Global Executive and Global Operating
Committees; Co-Chair of BlackRock's Human Capital
Committee; Senior Managing Director of BlackRock, Inc.
from 2010 to 2019; oversaw BlackRock's Strategic Partner
Program and Strategic Product Management Group from
2012 to 2019; Member of the Board of Managers of
BlackRock Investments, LLC from 2011 to 2018; Global
Head of BlackRock's Retail and iShares☐ businesses from
2012 to 2016.

John M. Perlowski(e)	Trustee	Managing Director of BlackRock, Inc. since 2009; Head of	105 RICs consisting of 263 Portfolios	None
1964	(Since 2015)	BlackRock Global Accounting and Product Services since
	President and Chief	2009; Advisory Director of Family Resource Network
	Executive Officer	(charitable foundation) since 2009.
(Since 2010)

(a)The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b)Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. in December 2009, certain Independent Trustees were elected to the Board. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d)Mr. Fairbairn and Mr. Perlowski are both "interested persons," as defined in the 1940 Act, of the Trust/MIP based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

Officers Who Are Not Trustees(a)
Name	Position(s) Held
Year of Birth(b)	(Length of Service)	Principal Occupation(s) During Past Five Years
Thomas Callahan	Vice President	Managing Director of BlackRock, Inc. since 2013; Member of the Board of Managers of BlackRock Investments, LLC
1968	(Since 2016)	(principal underwriter) since 2019 and Managing Director thereof since 2017; Head of BlackRock's Global Cash
Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive
Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.

Jennifer McGovern	Vice President	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product
1977	(Since 2014)	Development and Governance for BlackRock's Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock's U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker	Chief Financial Officer	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019;
1974	(Since 2021)	Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to
2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity
Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife	Treasurer	Managing Director of BlackRock, Inc. since 2007.
1970	(Since 2009)

Charles Park	Chief Compliance Officer	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance
1967	(Since 2014)	Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the
BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares☐ Delaware Trust
Sponsor LLC since 2012 and BlackRock Fund Advisors ("BFA") since 2006; Chief Compliance Officer for the BFA-advised
iShares☐ exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc.
since 2012.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	25

Trustee and Officer Information (continued)

Officers Who Are Not Trustees(a) (continued)
Name	Position(s) Held
Year of Birth(b)	(Length of Service)	Principal Occupation(s) During Past Five Years
Lisa Belle	Anti-Money Laundering	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP
1968	Compliance Officer	Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays
	(Since 2019)	Wealth Americas from 2010 to 2012.

Janey Ahn	Secretary	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
1975	(Since 2019)

(a)The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b)Officers of the Trust/MIP serve at the pleasure of the Board.

Further information about Trust's/MIP's Trustees and Officers is available in the Trust's/MIP's Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective December 31, 2021, Bruce R. Bond retired as a Trustee of the Trust/MIP.

26	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviation

ETF	Exchange-Traded Fund
MSCI	Morgan Stanley Capital International
S&P	Standard & Poor's
G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	27

(THIS PAGE INTENTIONALLY LEFT BLANK)

homesteadfunds.com | 800.258.3030 | 4301 Wilson Blvd. | Arlington, VA | 22203

This report is authorized for distribution to shareholders and others who have received a copy of the prospectus. Distributor: RE Investment Corporation.

Item 2. Code of Ethics.

Homestead Funds Trust has adopted a Senior Officer Code of Ethics, as defined in Item 2 of Form N-CSR, which applies to its principal executive officer, principal financial officer, principal accounting or controller, or persons performing similar functions. The Senior Officer Code of Ethics is available on Homestead Funds Trust's website at  www.homesteadfunds.com  or without charge, upon request, by calling the Chief Compliance Officer at 1-800-258-3030. During the period covered by this report, no substantive amendments were approved or waivers were granted to the Senior Officer Code of Ethics.

Item 3. Audit Committee Financial Expert.

The Registrant's board of directors has determined that Julie H. Dellinger, member of the Registrant's audit committee, qualifies as an audit committee financial expert, as such term is defined in Instruction 2(b) to Item 3 of Form N-CSR. Ms. Dellinger is "independent" as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including, without limitation, for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the audit committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees1

	Fiscal Year 2020	$6,585
	Fiscal Year 2021	$14,219
(b)	Audit-Related Fees

	Fiscal Year 2020	$0
	Fiscal Year 2021	$0

(c)Tax Fees

Fiscal Year 2020	$0

1These fees were for professional services rendered for the audits of the financial statements of the Intermediate Bond Fund and the Rural America Growth & Income Fund, including services that are normally provided in connection with the Funds' statutory and regulatory filings.

	Fiscal Year 2021	$0
(d)	All Other Fees

	Fiscal Year 2020	$0
	Fiscal Year 2021	$0

(e)(1) The Registrant's audit committee is directly responsible for approving the services to be provided by the principal accountant.

(2)None of the services provided to the Registrant described in paragraphs (b)-(d) of Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)Not applicable

(g)The National Rural Electric Cooperative Association paid the Funds' principal accountant $4,060 and $3,970 in 2021 and 2020 respectively, respectively, for consulting and tax services. The National Rural Electric Cooperative Association is the parent company, hence a controlling entity of RE Advisers Corporation, the investment adviser that provided ongoing services to Homestead Funds Trust for each of its last two fiscal years.

(h)Homestead Funds Trust's Audit Committee considered the provision of non-audit services, which were not approved by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, that the principal accountant rendered to the National Rural Electric Cooperative Association, a controlling entity of RE Advisers Corporation, the investment adviser that provided ongoing services to Homestead Funds Trust for each of its last two fiscal years. The Audit Committee determined that these services were compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)The Registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders under Item 1 of this Form N-CSR.

(b)Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)Disclosure Controls and Procedures. The Registrant's principal executive officer and principal financial officer concluded, based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are effectively designed to provide reasonable assurance that the information required to be disclosed by the Registrant in this report is recorded, processed, summarized and reported by the filing date, including the Registrant's principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b)Internal Control. There were no changes in the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities For Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Not required with this filing.

(a)(2) A separate certification for the principal executive officer and principal financial officer of the registrant, as required by Rule 30a-2(a) under the Investment Company Act of 1940, is filed herewith.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b)A certification by the registrant's principal executive officer and principal financial officer, as required by Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HOMESTEAD FUNDS TRUST
By:	/s/ Mark D. Santero
Mark D. Santero
President, Chief Executive Officer and Trustee
(Principal Executive Officer)
Date: March 7, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark D. Santero
Mark D. Santero
President, Chief Executive Officer and Trustee
(Principal Executive Officer)
Date: March 7, 2022
By:	/s/ Amy M. DiMauro
Amy M. DiMauro
Treasurer (Principal Financial & Accounting
Officer)
Date: March 7, 2022